AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 13 , 202 2
1933 ACT REGISTRATION NO. 333-139334
1940 ACT REGISTRATION NO. 811-21988

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933    ☒
POST-EFFECTIVE AMENDMENT NO. 26
AND
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940     ☒
POST-EFFECTIVE AMENDMENT NO. 101
(CHECK APPROPRIATE BOX OR BOXES)

PRIAC VARIABLE CONTRACT ACCOUNT A
(Exact Name of Registrant)
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
(Name of Depositor)

280 TRUMBULL STREET
HARTFORD, CONNECTICUT 06103
(860) 534-2000
(Address and telephone number of Depositor’s principal executive offices)

MICHELE DRUMMEY
VICE PRESIDENT AND CORPORATE COUNSEL
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
280 TRUMBULL STREET
HARTFORD, CT 06103
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):
☐    immediately upon filing pursuant to paragraph (b) of Rule 485
☒     on May 1, 2022 pursuant to paragraph (b) of Rule 485
☐    60 days after filing pursuant to paragraph (a) of Rule 485
☐    on May 1, 2022 pursuant to paragraph (a) of Rule 485

PRUDENTIAL RETIREMENT SECURITY ANNUITY
PROSPECTUS: MAY 1, 2022
This prospectus describes the Prudential Retirement Security Annuity, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Prudential Retirement Insurance and Annuity Company (“PRIAC,” the “Company,” “we,” “our” or “us”) and the PRIAC Variable Contract Account A. Depending on the state you live in, the Contract may be offered as an individual annuity contract or as an interest in a group annuity. When offered as an interest in a group annuity, “Contract” or “Annuity” also means any certificate providing rights and benefits to a person designated in the certificate. Your rights and benefits do not vary based on the form of the Contract; in other words, your rights do not vary whether you have an individual annuity contract or a certificate under a group annuity. The Contract or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.
Effective June 2, 2014, the Contract was closed to additional Purchase Payments for both existing Contract Owners and new Contract Owners. Therefore, although certain distributions from tax-favored retirement plans may continue to be used to purchase this Contract after June 2, 2014, no further or additional Purchase Payments may be made to this Contract once the Contract is in force regardless of the date it was originally purchased.
The Contract is sold exclusively to fund Individual Retirement Accounts (“IRAs”), within the meaning of Section 408(a) of the Internal Revenue Code of 1986, as amended (the “Code”), that are for the benefit of Participants electing a direct rollover from certain retirement plans funded with a PRIAC group annuity that provides for the transfer to this contract of the IncomeFlex Select guaranteed withdrawal benefit the Participant has under the Retirement Plan. We may require that the custodian of the IRA be our designated affiliate. When we accepted additional payments, eligible investors could contribute additional Purchase Payments, as well as contribute direct rollover amounts, to the Contract. Such additional Purchase Payments were subject to our underwriting guidelines at the time and the Code. If you have more than one Retirement Plan IncomeFlex Select Benefit, we may limit your ability to transfer and combine the guaranteed values associated with multiple Retirement Plan IncomeFlex Select Benefits.
If you are a new investor in the Contract, you may cancel your Contract within 10 days (or longer in some states) of receiving it without paying fees or penalties. Upon cancellation, you will receive either a full refund of your Purchase Payments or your total Contract Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
PLEASE READ THIS PROSPECTUS
This prospectus describes important features of the Contract and what you should consider before purchasing it. Please read this prospectus before purchasing the Contract and keep it for future reference. The current prospectuses for the underlying mutual fund portfolios contain important information about the mutual funds. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.
In compliance with United States law, PRIAC will deliver this prospectus to Contract Owners that currently reside outside the United States.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov.

FOR FURTHER INFORMATION CALL 1-877-778-2100 OR VISIT: WWW.PRUDENTIAL.COM
Prospectus Dated: May 1, 2022	Statement of Additional Information Dated: May 1, 2022

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GLOSSARY
We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear. Not all of the descriptions of those terms are repeated in this Glossary of terms. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Phase: The period that begins with the Contract Date and ends on your Annuity Date, or earlier, if the Contract is terminated through a full withdrawal or payment of a Death Benefit.
Accumulation Unit and Accumulation Unit Value: We credit you with Accumulation Units for each Sub-account in which you invest. The value of these Accumulation Units (the “Accumulation Unit Value”) may change each Business Day to reflect the investment results of the Sub-accounts, as well as the Base Contract E xpenses. The number of Accumulation Units credited to you in any Sub-account is determined by dividing the amount of each Purchase Payment made by you to that Sub-account by the applicable Accumulation Unit Value for the Business Day on which the Purchase Payment is credited. We will reduce the number of Accumulation Units credited to you under any Sub-account by the number of Accumulation Units canceled as a result of any transfer or withdrawal by you from that Sub-account.
Adjusted Contract Value: When you begin receiving Annuity Payments, the value of your Contract minus any charge we impose for premium taxes.
Annual Guaranteed Withdrawal Amount: Under the terms of the IncomeFlex Select Benefit, an amount that you may withdraw each Withdrawal Period as long as the Participant lives (if the optional IncomeFlex Select Spousal Benefit is elected, then until the last to die of the Participant and spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Protected Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. If you locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan, the initial Annual Guaranteed Withdrawal Amount for this Annuity will be the Retirement Plan Annual Guaranteed Withdrawal Amount. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Annuitant: The person whose life determines the amount of Annuity Payments that will be paid.
Annuity Date: The date you elect to begin Annuity Payments (annuitization).
Annuity Option: An option under the Contract that defines the frequency and duration of Annuity Payments. See Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)”
Annuity Payment: Each payment made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the IncomeFlex Select Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The IncomeFlex Select Benefit” in Section 3, “What Are The Benefits Available Under The Contract?”
Annuity Phase: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.
Beneficiary: The person(s) or entity you have chosen to receive the Death Benefit.
Birthday: Each anniversary of the Participant’s date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of the Participant’s date of birth.
Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early.

Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contract Date: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Empower Care Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary.

Contract Owner, Owner or You: The person entitled to the ownership rights under the Contract. With an annuity issued as a certificate under a group annuity contract, the person to whom the certificate is issued evidencing his or her rights and benefits in the certificate.
Contract Value: The total value of your Contract, equal to the sum of the values of your investment in each investment option you have chosen. Your Contract Value will go up or down based on the performance of the investment options you choose.
Death Benefit: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 3, “What Are The Benefits Available Under The Contract?”
Eligible Investment: The investment options offered under a Retirement Plan when used to receive the guarantees of the Retirement Plan IncomeFlex Select Benefit.
Empower Care Center: Empower Care Center, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. For items required to be sent to the Empower Care Center, your correspondence is not considered received by us until it is received at the Empower Care Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Empower Care Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Empower Care Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.
Excess Withdrawal: Any withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Protected Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 3, “What Are The Benefits Available Under The Contract?”
Good Order: Sufficiently clear instruction received by the Empower Care Center on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Withdrawal Percentage: The percentage of the Protected Income Base used to determine the Annual Guaranteed Withdrawal Amount. This percentage equals 5% if you attained age 65 at the time you lock in your guaranteed withdrawals, or 4% if you did not attain age 65. If you elect the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage. See Section 3, “What Are The Benefits Available Under The Contract?”
Highest Birthday Value: For purposes of determining the Protected Income Base, the initial Highest Birthday Value is the adjusted Retirement Plan Highest Birthday Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday until the earlier of the Lock-In Date or the Participant attains (or would have attained) age 70. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 3, “What Are The Benefits Available Under The Contract?” Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
IncomeFlex Select Benefit: A standard feature of the Contract that guarantees your ability to withdraw a percentage of an initial notional value called the Protected Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.

IncomeFlex Select Spousal Benefit or Spousal Benefit: An optional version of the IncomeFlex Select Benefit that, if elected and certain conditions are satisfied, extends guaranteed withdrawals until the last to die of you and your spouse. An additional charge for this optional guarantee is deducted from the value of your investment options.
Individual Retirement Account (“IRA”): Individual Retirement Account within the meaning of Section 408(a) of the Code. We may require that the custodian of the IRA funded by the Contract be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.
Lock-In Date: The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the IncomeFlex Select Spousal Benefit).
Participant: A Participant in a Retirement Plan who has a Retirement Plan IncomeFlex Select Benefit.

Protected Income Base: The Protected Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). We may refer to this amount as the “Income Base” in materials other than this prospectus.
Purchase Payment: The amount of money you pay us to purchase the Contract. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Retirement Plan: An employment based Retirement Plan funded with a PRIAC group annuity that permits you to transfer to this Contract your Retirement Plan IncomeFlex Select Benefit.
Retirement Plan Annual Guaranteed Withdrawal Amount: Your Annual Guaranteed Withdrawal Amount as determined under the Retirement Plan IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Retirement Plan Guaranteed Withdrawal Percentage: The percentage of the Retirement Plan Protected Income Base used to determine the Retirement Plan Annual Guaranteed Withdrawal Amount. This percentage equals 5% if you attained age 65 at the time you locked in your guaranteed withdrawals, or 4% if you did not attain age 65. If you elected the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage.
Retirement Plan Highest Birthday Value: The Highest Birthday Value as determined under the Retirement Plan IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Retirement Plan Lock-In Date: The guaranteed withdrawal lock-in date as determined under the Retirement Plan IncomeFlex Select Benefit.
Retirement Plan Protected Income Base: The Protected Income Base as determined under the Retirement Plan IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Retirement Plan IncomeFlex Select Benefit: The IncomeFlex Select guaranteed withdrawal benefit as offered through a Retirement Plan.
Retirement Plan IncomeFlex Select Spousal Benefit: The IncomeFlex Select Spousal Benefit as offered through a Retirement Plan.
Retirement Plan Roll-Up Value: The Roll-Up Value as determined under the Retirement Plan IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Roll-Up Value: For purposes of determining the Protected Income Base, the adjusted Retirement Plan Roll-Up Value on the date the rollover transaction is executed, growing 5% per year, plus subsequent Purchase Payments growing 5% per year, until the Participant attains (or would have attained) age 70. This value is adjusted for withdrawals. Please see Section 3, “What Are The Benefits Available Under The Contract?” We may refer to this value as the “Guaranteed Income Growth Value” in materials other than this prospectus. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Separate Account: Purchase Payments allocated to the Variable Investment Options are held by us in a separate account called PRIAC Variable Contract Account A. The Separate Account is set apart from all of the general assets of PRIAC.
Status: For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to this Annuity, your Status is based upon the age and Spousal Benefit election applicable to each Retirement Plan or Contract.
Step-Up Value: 5% of the Contract Value (4% of the Contract Value if your Guaranteed Withdrawal Percentage is 4%) as of the last Business Day immediately prior to each of the Participant’s Birthdays following the Lock-In Date.

Sub-account: A Variable Investment Option offered under PRIAC Variable Contract Account A, the assets of which are invested in shares of the corresponding portfolio.
Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that this Annuity generally will be held in a tax favored plan (an IRA), which already provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”
Variable Investment Option: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of PRIAC that invests in a particular mutual fund is referred to in your Contract as a Sub-account.

Withdrawal Period: Each year beginning on the Participant’s Birthday and ending on the last day preceding the next Birthday. We may refer to this period as “Birthday Year” in materials other than this prospectus.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES
Charges for Early Withdrawals	There are no fees for early withdrawals and you are not prohibited from making early withdrawals.
Transaction Charges
Charges may be applied to a transaction if state or local premium taxes are assessed. Charges may be applied to transfers (if more than 12 in a Contract year).

For more information about transaction charges, please refer to Section 5, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?” later in this prospectus.

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract [1]	0.95%	3.05%
	Investment Options (Portfolio Fees and Expenses)	1.02%	1.19%
	Optional Benefits For An Additional Charge [2]	0.50%	0.60%

	1 The Base Contract fee includes the fee for the IncomeFlex Select Benefit and the mortality and expense fee.
	2 The Optional Benefit is the Optional Spousal Benefit.
	For more information about the IncomeFlex Select Benefit and the Optional Spousal Benefit, please refer to Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.

To help you understand the cost of investing in the Contract, the following table shows the lowest and highest costs you could pay based on the minimum and maximum charges allowable under the Contract.

	Lowest Annual Cost $1,752	Highest Annual Cost $3,858

Assumes:
▪Investment of $100,000
▪5% annual appreciation
▪Least expensive combination of Base Contract fee and portfolio fees and expenses
▪No optional benefits
▪No sales charges
▪No additional purchase payments, transfers or withdrawals

Assumes:
▪Investment of $100,000
▪5% annual appreciation
▪Most expensive combination of Base Contract fee, optional benefits and portfolio fees and expenses
▪No sales charges
▪No additional purchase payments, transfers or withdrawals

	For more information about ongoing fees and expenses, please refer to Section 5, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?” later in this prospectus.
RISKS
Risk of Loss
The Contract is subject to the risk of loss. You could lose some or all of your Contract Value.

For more information about the risk of loss, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus.

Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. This product is also specifically designed (and priced) for those concerned they may outlive their income. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing purchase payments in the Contract is consistent with the purpose for which the investment is being considered.

For more information about the risk profile of the Contract, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus.

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract, each of which has its own unique risks. You should review the investment options before making an investment decision.

For more information about the risks associated with the investment options, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Prudential Retirement Insurance and Annuity Company. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Prudential Retirement Insurance and Annuity Company. More information about Prudential Retirement Insurance and Annuity Company is available upon request. Such requests can be made toll-free at (877) 778-2100.

For more information about insurance company risks, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus.

RESTRICTIONS
Investment Options
▪During the Contract Accumulation Phase, you may make up to 12 transfers each Contract year without charge. If you make more than 12 transfers in one Contract year, you may be charged up to $30 for each additional transfer.
▪Prudential Retirement Insurance and Annuity Company reserves the right to remove or substitute the portfolios used by the Variable Investment Options. You will be given specific notice in advance of any substitution we intend to make.
•The Sub-Account investing in the AST Academic Strategies Asset Allocation Portfolio is closed to new investors.

For more information about investment and transfer restrictions, please refer to Section 5, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?” later in this prospectus.

Optional Benefits
This Contract provides a standard guaranteed income benefit at a cost deducted from your Contract Value with an optional Spousal Benefit. You should know that:

▪Once you “lock in” your Annual Guaranteed Withdrawal Amount, taking withdrawals over that amount will permanently reduce the Annual Guaranteed Withdrawal Amount and possibly terminate the benefit without value.
▪Once you “lock in” your IncomeFlex Select Benefit and elect the Spousal Benefit, your choice is irrevocable. An additional charge for the optional Spousal Benefit is deducted from the value of your investment options.

For more information about the IncomeFlex Select Benefit and the Spousal Benefit, please refer to Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.

TAXES
Tax Implications
You should consult a qualified tax adviser to determine the tax implications of an investment in and payments received under the Contract. Generally, withdrawals (either as a lump sum or as regular payments) are taxed as ordinary income, and may be subject to tax penalties. Depending on your plan type you, you may be charged different fees for early withdrawals or be prohibited from making early withdrawals. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description.

You generally may withdraw money at any time during the Accumulation Phase. You may, however, be subject to income tax. If you make a withdrawal prior to age 59 1/2, you also may be subject to a 10% additional tax.

You should consult with your tax adviser for more specific information about the tax treatment of your plan withdrawals.

For more information about tax implications, please refer to Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?” later in this prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
While we generally do not pay commissions for the sales of the Contract, some investment professionals may receive compensation for selling the Contract to investors under legacy distribution agreements with the Company. Such compensation (commissions, overrides, and expense reimbursement allowances) may continue to be paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (firms) under these legacy agreements for past sales. Additionally, should an investment professional voluntarily approach the Company with a prospect, the Company would be obligated to pay a commission under these legacy agreements. These investment professionals may have an incentive to sell you one product over another because some products pay higher commissions than others. The investment professional will receive all or a portion of the compensation, depending on the practice of the firm.

For more information about compensation, please refer to Section 10, “Other Information” later in this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract.

For more information about exchanges, please refer to Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?” later in this prospectus.

OVERVIEW OF THE CONTRACT
The Prudential Retirement Security Annuity is a Contract between you, the Owner, and us, the insurance company. We only offer the Contract as a rollover option for Participants who have a IncomeFlex Select Benefit in connection with a Retirement Plan. The Contract allows you to invest assets contributed to a custodial IRA in the Contract, which provides Variable Investment Options, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes. This Contract is specifically designed for those concerned they may outlive their retirement income and it is priced accordingly. If you have short term investment needs that you expect this annuity to support, this product is not for you. If you are not concerned you may outlive your savings, you may want to consider if this product suits your needs solely based on its other investment and insurance feature.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, any earnings grow on a tax-deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the IncomeFlex Select Benefit. The Annuity Phase starts if you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age and the payout option you select.
During the Annuity Phase, commonly called “annuitization,” you may choose from several Annuity Options, including guaranteed payments for life. You are not required to annuitize your Contract. However, once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.
Once you annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:
▪Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead you will be paid a stream of annuity payments.
▪You generally cannot change the payment stream you chose once it has begun.
▪Both the IncomeFlex Select Benefit and the Death Benefit terminate upon annuitization.
Note that during the Accumulation Phase, the IncomeFlex Select Benefit (discussed in Section 3, “What Are The Benefits Available Under The Contract?”) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.
You can invest your money in the Variable Investment Options available under the Contract, which offer the opportunity for a favorable return that can increase your Contract Value. However, favorable returns are NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease. For more information about each Variable Investment Option, please refer to “ Appendix A : Portfolios Available Under The Contract” later in this prospectus.
If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Contract Value. In addition, a surviving spouse may be eligible to continue this Contract and the IncomeFlex Select Spousal Benefit. See Section 3, “What Are The Benefits Available Under The Contract?”
The IncomeFlex Select Benefit guarantees your ability to withdraw a designated amount from the Contract annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Protected Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting IncomeFlex Select Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit).
The IncomeFlex Select Benefit is a standard feature of the Contract that applies to the Annuitant automatically. The Spousal Benefit is optional and may be elected for an additional charge. For additional information about the fees for the IncomeFlex Select Benefit, see “Fee Table” and Section 5, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?”
We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.

If permissible under applicable state law, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven day “revocation period” when you purchase this Contract and establish an IRA. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”
During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center address shown in “How To Contact Us” in Section 10, “Other Information” later in this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

FEE TABLE
The following tables describe the fees and expenses you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. For more information about those fees and maximum charges, see Section 5, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?” later in this prospectus.

TRANSACTION EXPENSES
	Current	Maximum
Sales Charge Imposed on Purchases	None	None
Contingent Deferred Sales Charge (as a percentage of purchase payments or amount)	None	None
Transfer Fee [1]	$0	$30
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions [2] (as a percentage of Contract Value)	N/A [2]	3.5%
1Currently, we do not impose a transfer fee. As shown in the table, we may begin to charge a transfer fee up to a maximum of $30 for each transfer after 12 in a Contract year.
2 Current taxes in a given state can range from 0% to 3.5%, depending on your state of jurisdiction. For additional information see “Taxes Attributable to Premium” in Section 5, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?”

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown b elow.

ANNUAL CONTRACT EXPENSES

	Base IncomeFlex Select Benefit		With Optional IncomeFlex Select Spousal Benefit
	Current Charge	Maximum Charge	Current Charge	Maximum Charge
Administrative Expenses	$0	$150	$0	$150
Base Contract Expenses [1,2]	0.95%	3.05%	0.95%	3.05%
Optional Benefit Expenses [1,3]	-	-	0.50%	0.60%
1Percentages noted above are percentages of daily net assets of the Contract Value.
2Base Contract Expenses include the fee for the IncomeFlex Select Benefi t and the mortality and expense fee .
3The Optional Benefit is the Optional Spousal Benefit.

The next item shows the minimum and maximum total operating expenses charged by the Variable Investment Options that you may pay periodically during the time that you own the Contract. For a complete list of Variable Investment Options available under the Contract, including their annual expenses, please refer to “ Appendix A : Portfolios Available Under the Contract” later in this prospectus.

ANNUAL PORTFOLIO COMPANY EXPENSES
	Minimum	Maximum
Annual Portfolio Company Expenses	1.02%	1.19%
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual portfolio company expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Contract expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:	1 year $4,994	3 years $14,983	5 years $24,974	10 years $49,961
If you annuitize at the end of the applicable time period:	1 year $4,994	3 years $14,983	5 years $24,974	10 years $49,961
If you do not surrender your Contract:	1 year $4,994	3 years $14,983	5 years $24,974	10 years $49,961

SECTION 1: WHAT IS THE PRUDENTIAL RETIREMENT SECURITY ANNUITY?
The Prudential Retirement Security Annuity is a variable annuity contract issued by PRIAC, with its principal place of business located at 280 Trumbull Street, Hartford, CT 06103. PRIAC is solely responsible for its obligations under Prudential Retirement Security Annuity, and there are no support agreements from third parties relating to the capitalization of PRIAC. You may invest in the Separate Account. The income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Accounts’ own investment experience and not the investment experience of PRIAC ’ s other assets. The assets of the Separate Account may not be used to pay an y liabilities required of PRIAC, other than the liabilities required under the terms of the Contract.
Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 3, “What Are The Benefits Available Under The Contract?” for further details. These withdrawals are different than Annuity Payments.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Annuity contracts generally benefit from Tax Deferral when sold outside a tax favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is offered exclusively to fund certain IRAs, which generally provide Tax Deferral without investing in an annuity contract. In other words, you need not purchase this Contract to gain the preferential tax treatment provided by your IRA. Therefore, before purchasing this Annuity, you should consider whether its features and benefits beyond Tax Deferral, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your Retirement Plan or elsewhere.
The Prudential Retirement Security Annuity is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets among the available Variable Investment Options. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Option. Because the underlying mutual funds’ portfolios fluctuate in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the values of your investment in each investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.
As the individual for whom the IRA, which owns the Contract, has been established, you have all of the decision-making rights under the Contract. You will also be the Annuitant. The Owner is the person who receives the Annuity Payments when the Annuity Phase begins. The Annuitant is also the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the Annuity Phase begins. On or after the Annuity Date, the Annuitant may not be changed.
The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional IncomeFlex Select Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 3, “What Are The Benefits Available Under The Contract?”
SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”
If you are not satisfied with your Contract, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract. If state law requires, the free look period may be longer. Concurrent with the applicable free look period provided by state law, the Code provides a seven day “revocation period” when you purchase this Contract and establish an IRA. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”
To exercise this cancellation right, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center at the address shown in “How To Contact Us” in Section 10, “Other Information” later in this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

SECTION 2: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE CONTRACT?
The risks identified below are the principal risks of investing in the Contract. The Contract may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated to the Sub-accounts, which invest in portfolios. If the Sub-accounts you select increase in value, then your Contract Value goes up; if they decrease in value, your Contract Value goes down. How much your Contract Value goes up or down depends on the performance of the portfolios in which your Sub-accounts invest. We do not guarantee the investment results of any portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected portfolio(s), each of which has its own unique risks. You should review the prospectus for each portfolio before making an investment decision.
Insurance Company Risk. No company other than PRIAC has any legal responsibility to pay amounts that PRIAC owes under the Contract. You should look to the financial strength of PRIAC for its claims-paying ability. PRIAC is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect PRIAC and our ability to conduct business and process transactions. Although PRIAC has business continuity plans, it is possible that the plans may not operate as intended or required and that PRIAC may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
The IncomeFlex Select Benefit. This Contract provides a standard guaranteed income benefit with an optional Spousal Benefit at a cost deducted from your Contract Value.
You should know that:
▪Once you “lock in” your Annual Guaranteed Withdrawal Amount, taking withdrawals over that amount will permanently reduce the Annual Guaranteed Withdrawal Amount and possibly terminate the benefit without value.
▪Once you “lock in” your IncomeFlex Select Benefit and elect the Spousal Benefit, your choice is irrevocable. An additional charge for the optional Spousal Benefit is deducted from the value of your investment options.

Annuitization. Once you annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:
▪Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead, you will be paid a stream of annuity payments.
▪You generally cannot change the payment stream you chose once it has begun.
▪Both the IncomeFlex Select Benefit and the Death Benefit terminate upon annuitization.
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Additionally, in contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contract is not issued or purchased through a tax qualified plan, the taxes on gains may not be deferred. Before making a Purchase Payment or taking other action related to your Contract, you should consult with a qualified tax adviser for complete information and advice.
Risk of Loss of or Reductions to Benefits. If you take certain actions under your Contract, such as surrendering your Contract or taking excess withdrawals under the terms of the IncomeFlex Select Benefit, you may lose or reduce the value of that benefit. For more information about the IncomeFlex Select Benefit, please refer to “IncomeFlex Select Benefit” in Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.
Not a Short-Term Investment. The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis, including the benefits of the IncomeFlex Select Benefit. Consequently, you should not use the Contract as a short-term investment or savings vehicle or if you do not seek the benefits provided by the IncomeFlex Select Benefit. Because of the long-term nature of the Contract, you should consider whether investing Purchase Payments in the Contract is consistent with the purpose for which the investment is being considered.

Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SECTION 3: WHAT ARE THE BENEFITS AVAILABLE UNDER THE CONTRACT?
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract.

NAME OF BENEFIT	PURPOSE	STANDARD OR OPTIONAL	ANNUAL FEES		RESTRICTIONS/ LIMITATIONS
			Current	Maximum
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Contract Value.	Standard	$0	$0	None
IncomeFlex Select Benefit (also referred to as the Base Contract Expense)	Once locked in, guarantees your ability to withdraw an Annual Guaranteed Withdrawal Amount, even if your Contract Value is reduced to zero.	Standard	0.95% [1]	1.45% [1]	If your Contract Value is reduced to zero because of excess withdrawals, you will not receive any further payments.

Additionally, excess withdrawals reduce the amount of your Annual Guaranteed Withdrawal Amount permanently.
Optional Benefit [2]	Designed to provide an Annual Guaranteed Withdrawal Amount until the last to die of you and your spouse.	Optional	0.50% [1]	0.60% [1]	Results in a lesser Annual Guaranteed Withdrawal Amount. Once elected, the Spousal Benefit may not be revoked. Excess withdrawal rules noted above apply.
1 Percentage of daily net assets of the Contract Value.
2 The Optional Benefit is the Optional Spousal Benefit.
CALCULATION OF THE DEATH BENEFIT
If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly.
PAYOUT OPTIONS
The Code provides for alternative Death Benefit payment options when a contract is used as an IRA or other “qualified investment” that requires minimum distributions. Upon your death under an IRA or other “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. With respect to the Death Benefits paid under a contract issued to an IRA, if we do not receive instructions on where to send the payment within five years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE INCOMEFLEX SELECT SPOUSAL BENEFIT. Also, if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. See Section 3, “What Are The Benefits Available Under The Contract?”

Upon receipt of due proof of death in Good Order, we will pay the Beneficiary the Death Benefit.
The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below .
Choice 1 : Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within 60 days, the Beneficiary will receive this payout option. Payment as a transfer to another IRA titled as an inherited IRA would also be included in this payout option.
Choice 2 : The payment of the entire Death Benefit by December 31 of the calendar year that contains the 10th anniversary of the date of death of the Owner.
Choice 3 : Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31 of the year following the year of death of the Owner. This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.

If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, then Choice 3 is not a permitted payout option under the Code and you may only choose Choice 1 or Choice 2, modified to be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the death of the Owner.
If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31 of the year following the year of death, such Contract is deemed to have no designated Beneficiary.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. The spouse may, within 60 days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above. In addition, the spouse can choose to defer payments until the IRA Owner would have reached age 72 or can change title to the account to the spouse’s name.
The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”
Any portion of the Death Benefit not payable to a named Beneficiary must be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the Owner’s death.
A Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization) . ” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?” If the Beneficiary fails to make any election within any time limit prescribed by or for the Retirement Plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.
For as long as the Beneficiary remains invested in the Contract, all applicable fees and charges will continue to be assessed, including the annual charge for the IncomeFlex Select Benefit.
BENEFICIARY
The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you request, provided that we receive the request in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before the Owner dies. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation. It is critical you keep your Beneficiary information up to date. If we cannot locate your Beneficiary, we may be required under state law to pay the benefit to someone else, like your estate, or possibly escheat the benefit to your state of residence depending on the circumstances and applicable federal law.
The optional IncomeFlex Select Spousal Benefit requires your spouse or civil union partner to be both your spouse or civil union partner and sole Beneficiary of the Annuity and the IRA it funds, when you elect the benefit and when you die. See Section 3, “What Are The Benefits Available Under The Contract?” For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”
INCOMEFLEX SELECT BENEFIT
The IncomeFlex Select Benefit is a standard feature of the Contract that guarantees your ability to annually withdraw certain amounts that w e specify under this Contract. If you do not take more withdrawals than those specified amounts each year, and your Contract Value is reduced to zero, either by making these withdrawals according to their terms or due to poor market performance, w e will continue to make those annual payments to you for as long as you live.

Here is how it works: We determine the amount you can withdraw by calculating an initial notional value (called the “Protected Income Base”). You are allowed to take a withdrawal equal to a percentage of the Protected Income Base, regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals). There are two options – one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide the same annual withdrawal amount until the last to die of you and your spouse. The Protected Income Base can increase, but it can also decrease if you withdraw more than your Annual Guaranteed Withdrawal Amount.
The base IncomeFlex Select Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals. Although you are not required to make withdrawals, you should consider that this product (including costs) is specifically designed for a person who has a need for guaranteed withdrawal or annuity benefits.
The IncomeFlex Select Spousal Benefit is optional. You may elect this benefit when you lock in your Annual Guaranteed Withdrawal Amount. There is an additional daily charge for this benefit, which applies only after the Lock-In Date. Once elected, the Spousal Benefit may not be revoked, and the additional daily charge will continue until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”
The IncomeFlex Select Benefit is subject to certain restrictions described below.
TRANSFER OF RETIREMENT PLAN GUARANTEED VALUES
This Contract is sold exclusively as a rollover option to Participants who have a IncomeFlex Select Benefit in connection with a Retirement Plan. This Contract is designed to accept the transfer of certain Retirement Plan IncomeFlex Select Benefit guaranteed values in connection with a direct rollover of assets to an IRA. In connection with the rollover transaction, each guaranteed value described below will begin with a value equal to the corresponding Retirement Plan guaranteed value, assuming a transfer of all Retirement Plan account assets invested in Eligible Investments. If less than 100% of assets invested in Eligible Investments are rolled over to the Contract, then the initial guaranteed values described below will be reduced proportionately.
If you have more than one Retirement Plan IncomeFlex Select Benefit, we may limit your ability to transfer and combine the guaranteed values associated with multiple Retirement Plan IncomeFlex Select Benefits under this Annuity.
If you purchase this Contract prior to your Retirement Plan Lock-In Date, then your Retirement Plan Roll-Up and Highest Birthday Values will be used to determine your initial Roll-Up Value, Highest Birthday Value, and Protected Income Base under this Contract. You also can choose whether to elect the IncomeFlex Select Spousal Benefit at the time you lock in your Annual Guaranteed Withdrawal Amount under this Contract.
If you purchase this Contract on or after your Retirement Plan Lock-In Date, then your Retirement Plan Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this Contract. Your guaranteed withdrawals will be available immediately, and you will not establish a Roll-Up Value, Highest Birthday Value or Protected Income Base under this Contract. If you elected the Retirement Plan IncomeFlex Select Spousal Benefit, then you will automatically receive and be charged for the IncomeFlex Select Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date, then you may not add or remove the Spousal Benefit upon or after purchasing this Contract.
This section continues with a description of the basic elements of the IncomeFlex Select Benefit, including the Protected Income Base, Roll-Up Value, Highest Birthday Value and Annual Guaranteed Withdrawal Amount. Then this section describes and provides examples of how these elements apply in situations where you locked in your IncomeFlex Select Benefit in your Retirement Plan before purchasing this Contract. Next, this section explains how the elements apply when you lock in the benefit after purchasing this Contract. Finally, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the IncomeFlex Select Benefit.
PROTECTED INCOME BASE
The Protected Income Base is a notional value used to determine the Annual Guaranteed Withdrawal Amount. The Protected Income Base has no cash value. You cannot withdraw your Protected Income Base from the Contract. You may only withdraw your Contract Value.
Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; or (C) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). In no event shall the Protected Income Base exceed $5,000,000. We reserve the right to increase this maximum.
ROLL-UP VALUE
The initial Roll-Up Value is determined by your Retirement Plan Roll-Up Value. If this Contract is purchased with 100% of the assets invested in Eligible Investments, then the initial Roll-Up Value equals the Retirement Plan Roll-Up Value on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets invested in the Eligible Investments, then the initial Roll-Up Value shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Roll-Up Value will be 60% of the Retirement Plan Roll-Up Value on the date the rollover transaction is executed. Your initial Roll-Up Value may be lower than the market value of assets transferred to purchase this Contract, and therefore your initial Roll-Up Value may be lower than your initial Contract Value.
Unless limited by state law, the Roll-Up Value will then equal the initial Roll-Up Value growing 5% per year, plus the amount of any subsequent Purchase Payments growing at 5% per year from the application of the Purchase Payment to your Contract, until the earlier of the date the Retirement Plan Participant (the “Participant”) attains (or would have attained) age 70 or the Lock-In Date. The Roll-Up Value is also increased by the amount of Purchase Payments made after the Participant attains (or would have attained) age 70 and before the Lock-In Date.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Withdrawals prior to the Lock-In Date reduce your Roll-Up Value proportionately. Each withdrawal reduces the Roll-Up Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).
Example –  Proportional Reduction of Roll-Up Value

■ Contract Value:	$100,000
■ Withdrawal:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%
■ Roll-Up Value:	$120,000
■ Roll-Up Value reduced by 10% , or	$12,000
■ Adjusted Roll-Up Value:	$108,000

HIGHEST BIRTHDAY VALUE
The initial Highest Birthday Value is determined by your Retirement Plan Highest Birthday Value. If this Contract is purchased with 100% of the assets invested in Eligible Investments, then the initial Highest Birthday Value equals the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets invested in the Eligible Investments, then the initial Highest Birthday Value shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Highest Birthday Value will be 60% of the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. Your initial Highest Birthday Value may be lower than the market value of assets transferred to purchase this Contract, and therefore your initial Highest Birthday Value may be lower than your initial Contract Value.
The Highest Birthday Value will then equal the greater of the initial Highest Birthday Value and the highest Contract Value attained on each of the Participant’s Birthdays, until the earlier of the date the Participant attains (or would have attained) age 70 or the Lock-In Date. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).
Example – Proportional Reduction of Highest Birthday Value

■ Contract Value:	$100,000
■ Withdrawal amount:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%
■ Highest Birthday Value:	$120,000
■ Highest Birthday Value reduced by 10%, or	$12,000
■ Adjusted Highest Birthday Value:	$108,000

ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each Withdrawal Period for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $250,000. We reserve the right to increase this maximum.
You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $800. Therefore, your Protected Income Base must equal $16,000 or more to lock in guaranteed withdrawals ($20,000 or more if your Guaranteed Withdrawal Percentage is 4%). Before purchasing the Contract, you should consider the description of Protected Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the IncomeFlex Select Benefit is subject to certain conditions, and thus is not guaranteed.
LOCK-IN DATE ELECTED IN RETIREMENT PLAN
If your Retirement Plan Lock-In Date was elected before purchasing this contract, then your Retirement Plan Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this Contract. If you purchase this Contract with 100% of the assets invested in Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount equals the Retirement Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. If you purchase this Contract with less than 100% of the assets invested in the Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount will be 60% of the Retirement Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. The Annual Guaranteed Withdrawal Amount available between the date the Contract is issued and the end of the current Withdrawal Period will be reduced by guaranteed withdrawals made in the Retirement Plan during the same Withdrawal Period. In other words, guaranteed withdrawals made in the plan during the Withdrawal Period you purchase the Contract will count toward your guaranteed withdrawals under the Contract (adjusted in the manner described above if this Contract is purchased with less than 100% of assets invested in Eligible Investments).
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. When we accepted additional Purchase Payments, you could have increased your Annual Guaranteed Withdrawal Amount by making additional Purchase Payments (subsequent to the initial Purchase Payment). The amount of the increase would have been equal to the Guaranteed Withdrawal Percentage established on your Lock-In Date applied to any additional Purchase Payments. We would have added the increase to your Annual Guaranteed Withdrawal Amount on the day you made the Purchase Payment, subject to the following:
▪During the initial Withdrawal Period when the Contract is issued, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and the Participant’s next Birthday would have been prorated by the ratio of

(i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the initial Withdrawal Period would have been reduced proportionately for the partial year remaining after the Purchase Payment was made. This adjustment in the initial Withdrawal Period would not have reduced the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
▪If the Purchase Payment was made after a withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount, (an “Excess Withdrawal”), then the increase would not have applied until the next Withdrawal Period. In other words, once an Excess Withdrawal occurred in a Withdrawal Period, all additional withdrawals in that Withdrawal Period would have been Excess Withdrawals, even if additional Purchase Payments were made. For information about Excess Withdrawals, see “Withdrawals Under The IncomeFlex Select Benefit” later in this section.
Your Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Step-Up – Increase of Annual Guaranteed Withdrawal Amount”).
LOCK-IN DATE NOT ELECTED IN RETIREMENT PLAN
If your Retirement Plan Lock-In Date was not elected before purchasing this contract, then your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined when you choose to lock in your guaranteed withdrawals (the “Lock-In Date”). You must attain age 55 to elect a Lock-In Date. If you have attained age 65, then your initial Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base (4% of the Protected Income Base if you have not attained age 65), as of the Business Day prior to your Lock-In Date. The Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the Contract Value as of the Business Day prior to the Lock-In Date. If your Lock-In Date is not on the Participant’s Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. When we accepted additional Purchase Payments, you could have increased your Annual Guaranteed Withdrawal Amount by making subsequent Purchase Payments after your Lock-In Date. The increase would have been equal to the Guaranteed Withdrawal Percentage established on your Lock-in Date applied to any additional Purchase Payments. We would have added the increase to your Annual Guaranteed Withdrawal Amount on the day you made the Purchase Payment, subject to the following:
▪During the Withdrawal Period you locked in guaranteed withdrawals, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and the Participant’s next Birthday would have been prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you locked in guaranteed withdrawals would have been reduced proportionately for the partial year remaining after the Purchase Payment was made. This adjustment in the initial Withdrawal Period would not have reduced the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
▪If the Purchase Payment was made after an Excess Withdrawal occurred in any Withdrawal Period, then the increase would not have applied until the next Withdrawal Period. In other words, once an Excess Withdrawal occurred in a Withdrawal Period, all additional withdrawals in that Withdrawal Period would have been Excess Withdrawals, even if additional Purchase Payments were made.
Your Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Step-Up – Increase of Annual Guaranteed Withdrawal Amount”). If you wish to elect the optional IncomeFlex Select Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), initial amount, and increases due to subsequent Purchase Payments (4% or 5%), will all be based on the age of the younger of you and your spouse.
Example –  Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 65+

Participant age:	66
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up Value)
Annual Guaranteed Withdrawal Amount:	$5,000	(5% of Protected Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $50, to $5,050.
Example –  Calculation of Annual Guaranteed Withdrawal Amount – Participant Not Age 65

Participant age:	58
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up Value)
Annual Guaranteed Withdrawal Amount:	$4,000	(4% of Protected Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, Annual Guaranteed Withdrawal Amount increases $0.04 (or 4% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $40, to $4,040.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
INCOMEFLEX SELECT SPOUSAL BENEFIT
With the optional IncomeFlex Select Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage and your spouse’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”
Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base if the younger spouse has attained age 65, or 4% of the Protected Income Base if the younger spouse is under age 65.

There is an additional charge for the Spousal Benefit. This additional charge begins on the Lock-In Date and continues until the last to die of you and your spouse.
The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of this Contract and the IRA it funds when you elect the benefit and when you die. Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable and once elected the additional charge will continue to apply until your Contract ends.
After your death, the IncomeFlex Select Spousal Benefit will continue to be paid until the death of your surviving spouse. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. Prior to that date, you (during your lifetime) and your surviving spouse (after your death) were able to make additional Purchase Payments subject to the Guaranteed Withdrawal Percentage on the Lock-In Date. Any additional Purchase Payments made by you or your surviving spouse would have increased the Annual Guaranteed Withdrawal Amount by the applicable Guaranteed Withdrawal Percentage applied to the additional Purchase Payment.
Example –  Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Not Age 65

Participant age:	66
Spouse age:	64
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up)
Annual Guaranteed Withdrawal Amount:	$4,000	(4% of Protected Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, Annual Guaranteed Withdrawal Amount increases $0.04 (or 4% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $40, to $4,040.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
INCOMEFLEX SELECT SPOUSAL BENEFIT – PARTICIPANT DEATH PRIOR TO LOCK-IN DATE (SPOUSAL STEP-IN BENEFIT)
If a Participant purchases this Contract and dies before the Lock-In Date, then his or her surviving spouse may continue this Contract and the IncomeFlex Select Benefit to the extent permitted by the Code and subject to the conditions listed below.
If, prior to purchasing this Contract, a Participant died after signing up for the Retirement Plan IncomeFlex Select Benefit and before the Retirement Plan Lock-In Date, then his or her surviving spouse may have continued the IncomeFlex Select Benefit to the extent permitted by the Retirement Plan and the Code. The surviving spouse may roll over assets invested in Eligible Investments to this Contract to the same extent as the Participant, and will receive the same transfer of IncomeFlex guarantees that would have been available to the Participant, including the adjusted Highest Birthday and Roll-Up Values, subject to the conditions listed below.
Continuation of the IncomeFlex Select Benefit under this Contract is subject to the following conditions:
▪The Participant’s Birthday will be used to determine:
▪the Roll-Up and Highest Birthday Values under this Contract;
▪the Withdrawal Period for Annual Guaranteed Withdrawal Amounts;
▪the availability and amount of Step-Ups.
▪At the Lock-In Date, the age of the surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
▪The charge for the base IncomeFlex Select Benefit will apply until the Lock-In Date. After the Lock-In Date, the additional charge for the Spousal Benefit will apply until the Contract ends.
▪If the surviving spouse remarries, he or she may not extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.
WITHDRAWALS UNDER THE INCOMEFLEX SELECT BENEFIT
The IncomeFlex Select Benefit guarantees, provided certain conditions are met, your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Withdrawal Period for your lifetime (or the lifetimes of you and your spouse, if the Spousal Benefit is elected). With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date.
The IncomeFlex Select Benefit does not limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. However, you should carefully consider any withdrawal that negatively affects the Annual Guaranteed Withdrawal Amount given the costs associated with this Benefit.
If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Withdrawal Period, the unused portion will expire and will not carry-over to subsequent Withdrawal Periods. If your cumulative withdrawals in a Withdrawal Period are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Withdrawal Periods.
Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Annual Guaranteed Withdrawal Amount in subsequent years will be reduced proportionately (except with regard to certain required minimum distributions described below under “Excess Withdrawals – Required Minimum Distributions”). This means your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.

Examples –  Impact of Withdrawals on Annual Guaranteed Withdrawal Amount
The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

Withdrawal Period:	May 7, 2020 through May 6, 2021
Annual Guaranteed Withdrawal Amount:	$10,000
Contract Value on June 12, 2020 (date of first withdrawal)	$160,000
Contract Value on July 13, 2020 (date of second withdrawal)	$150,000
Example 1 - Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June  12 , 20 20 , then the following values would result:
▪Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
▪Annual Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $1,000 is withdrawn on July  13 , 20 20 , then the following values would result:
▪Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $1,000 – $1,000 = $0
▪Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
Example 2 - An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June  12 , 20 20 , then the following values would result:
▪Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
▪Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $11,000 is withdrawn on July  13 , 20 20 , then the following values would result:
▪Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000
▪Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
▪Contract Value immediately prior to Excess Withdrawal = $150,000 (July 13 Contract Value) – $1,000 (guaranteed portion of July  13 withdrawal) = $149,000
▪Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($10,000 ÷ $149,000) × ($10,000) = $671.14
▪Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $671.14 = $9,328.86
▪Contract Value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000
EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS
You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each the “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each the “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the actuarial value of our guarantees under the IncomeFlex Select Benefit on the RMD Calculation Date.
If the required minimum distribution (“RMD”) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year, that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the sum of the Annual Guaranteed Withdrawal Amount and the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.
Example – Treatment of Withdrawals Related to Required Minimum Distributions

Withdrawal Period	May 7, 2020 through May 6, 2021
Contract Value on April 13, 2020	$160,000
Contract Value on May 7, 2020	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000 (for calendar year 2020)
RMD Value	$4,000 (for calendar year 2020)

Example 1 - Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $14,000 is withdrawn on April 13, 20 20 , then the following values would result:
▪$10,000 applied against the Remaining Guaranteed Withdrawal Amount
▪$4,000 applied against the RMD Value
▪Contract Value = $160,000 – $14,000 = $146,000
▪Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $10,000 is withdrawn on May  7 , 20 20 , then the following values would result:
▪Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0
▪Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
▪Contract Value = $146,000 – $10,000 = $136,000

Example 2 - An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $20,000 is withdrawn on April 13, 20 20 , then the following values would result:
▪$10,000 applied against the Remaining Guaranteed Withdrawal Amount
▪$4,000 applied against the RMD Value
▪$6,000 counts as an Excess Withdrawal
▪Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96
▪Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $410.96 = $9,589.04
▪Contract Value = $160,000 – $20,000 = $140,000
STEP-UP –  INCREASE OF ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount may increase if, due to positive market performance, your Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount.
The Step-Up Value is determined annually and equals 5% of your Contract Value on the last Business Day immediately before the Participant’s Birthday (4% of Contract Value if you did not attain age 65 on your Lock-In Date, or, if you elected the Spousal Benefit, either you and your spouse did not attain age 65 on your Lock-In Date). If the Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount, then you are eligible to increase your Annual Guaranteed Withdrawal Amount to equal the Step-Up Value.
With each Step-Up, we increase the Annual Guaranteed Withdrawal Amount to be equal to the Step-Up Value. Any increase will be added to your Annual Guaranteed Withdrawal Amount on the day the Step-Up is effective.
The Step-Up will occur automatically unless the charge for the IncomeFlex Select Benefit has increased.
If we have increased the charges for the IncomeFlex Select Benefit, then you must choose whether or not to accept the Step-Up. If you do, then the current higher charges will apply to your entire Contract Value following a Step-Up.
If accepting the Step-Up will increase your IncomeFlex charges, then we will provide you with 90 days notice that you are eligible for the Step-Up and that the Step-Up will increase your charges. Unless you notify us in writing by the end of the 90 day period that you reject the Step-Up, the Step-Up and resulting increase in charges will be considered accepted. Any such increase in IncomeFlex charges would be subject to the maximum charge limit set forth in the “Fee Table . ” If you reject a Step-Up, your rejection will be effective for that year only. You will be eligible for future Step-Ups beginning with the last Business Day immediately before your next Birthday.
Example – Step-Up Calculation

Birthday	May 7
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 6, 2020	$100,000
Guaranteed Withdrawal Percentage	5%
▪Step-Up Value = $100,000 × 5% = $5,000
▪Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)
▪Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $5,000

BENEFITS UNDER THE INCOMEFLEX SELECT BENEFIT
▪If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in monthly withdrawal payments, unless you request another payment frequency.
▪Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. Prior to that date, when the Contract Value equaled zero, we no longer accepted additional Purchase Payments under the Contract.
MULTIPLE RETIREMENT PLANS – TRANSFER OF GUARANTEED VALUES
If you participate in more than one Retirement Plan and have more than one Retirement Plan IncomeFlex Select Benefit, the guaranteed values associated with the multiple benefits may be rolled over and combined into a single IncomeFlex Select Benefit under this Annuity, as described below. If the IncomeFlex Select Benefits under your Retirement Plans have the same Statuses and elections, the guaranteed values under your Retirement Plans will be transferred and combined into a single contract under an IRA, as described in Example 1 below. For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to the Annuity, your Status is based upon the age and Spousal Benefit election applicable to each Retirement Plan or Contract. If you locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan and elected the Retirement Plan Spousal Benefit, the spousal benefit under each Retirement Plan Spousal Benefit must cover the same spouse in order for the guaranteed values to transfer and combine under this Annuity.
If your Statuses and elections are not the same between two or more Retirement Plans, you may roll over the guaranteed values associated with one Retirement Plan IncomeFlex Select Benefit. The Contract Value of the assets remaining in the other Retirement Plan(s) may remain in the Retirement Plan with the associated guaranteed values applicable to that plan.
You may roll over funds and establish only one IRA funded by this Annuity. If you have two or more Retirement Plan IncomeFlex Select Benefits, and your Statuses and election differ, you will not be able to combine those Contract Values under this Annuity.
The example below describes how guaranteed values associated with multiple Retirement Plan IncomeFlex Select Benefits may be transferred to this Annuity.
The Guaranteed Withdrawal Percentages used in the examples below are based upon your age or the age of the younger of you and your spouse, if you elect the Spousal Benefit as described in the chart below. Your Withdrawal Percentage at Lock-In will be based on the younger of you or your spouse if the Spousal Benefit is elected. Multiple benefits may be combined and transferred to this Annuity but may only be used to establish one IRA funded by this Annuity.

Age at Lock-In (using age of younger spouse)	Withdrawal Percentage
55-64	4.00%
65+	5.00%
Example 1 – Transferring Multiple Retirement Plan Benefits
Rolling Over and Combining Retirement Plan IncomeFlex Select Benefits into one Contract

Participant Status & Elections	Retirement Plan I	Retirement Plan II	Values Under this Annuity
Lock-In Date Elected	Yes (age 65)	Yes (age 69)	Yes
Spousal Benefit Elected	Yes	Yes	Yes
Guaranteed Withdrawal %	5.00%	5.00%	5.00%
Contract Value	$25,000	$75,000	$100,000
Income Base	$30,000	$100,000	$130,000
Annual Guaranteed Withdrawal Amount	$1,500	$5,000	$6,500
This example presumes that the Participant locked-in with the Spousal Benefit in both Retirement Plans and elected the same person as the spousal Beneficiary under both. If the spouse identified as the spousal Beneficiary under both Retirement Plan Spousal Benefits had not been the same, the guarantees would not roll over and combine under this Annuity.
OTHER IMPORTANT CONSIDERATIONS
•Withdrawals made while the IncomeFlex Select Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The IncomeFlex Select Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your Contract, you will receive the current Contract Value, not the Protected Income Base or Annual Guaranteed Withdrawal Amount.
▪The IncomeFlex Select Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional income base. The IncomeFlex Select Benefit may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.
▪We impose a charge for the IncomeFlex Select Benefit, which you will begin paying as soon as you buy the Contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.
▪You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under the IncomeFlex Select Benefit. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).
▪Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).
TERMINATION OF THE INCOMEFLEX SELECT BENEFIT AND WAITING PERIOD
You may terminate the IncomeFlex Select Benefit by surrendering your Contract. If you terminate the IncomeFlex Select Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.
The IncomeFlex Select Benefit terminates:
▪upon your surrender of the Contract;
▪upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);
▪upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a IncomeFlex Select Spousal Benefit; or
▪upon your election to begin receiving Annuity Payments.
We cease imposing the charge for the IncomeFlex Select Benefit upon the effective date of the benefit termination for the events described above.
While you may terminate the IncomeFlex Select Benefit at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may stop offering the IncomeFlex Select Benefit by refusing new Purchase Payments, or we may increase related charges for new Purchase Payments and Step-Up transactions at any time in the future. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Currently, if you terminate the IncomeFlex Select Benefit, you will only be permitted to re-elect the benefit in another of our contracts after 90 calendar days from the date the benefit was last terminated.

SECTION 4: HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY?
PURCHASE PAYMENTS
The initial Purchase Payment is the amount of money you give us to purchase the Contract. Unless we agree otherwise and subject to our rules, the minimum initial Purchase Payment is $30,000. You must get our prior approval for any initial Purchase Payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval. To the extent permitted by law, we reserve the right to cease accepting new Purchase Payments under the Contract at any time. Any decision on our part to cease accepting new Purchase Payments will be done on a non-discriminatory basis. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. When we accepted them, you were able to make additional Purchase Payments, with some restrictions, of no less than $50 at any time during the Accumulation Phase.
Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity. In order for it to be used to fund an IRA, the Contract must be issued to a custodial account established as an IRA.
Effective June 2, 2014, we discontinued accepting additional Purchase Payments. However, when we accepted them we reserved the right to suspend them during the 90 day period following an Excess Withdrawal or any withdrawal before the Lock-In Date.
AGE RESTRICTIONS
Absent our prior approval, the following age restrictions apply to purchases of the Contract. As of the Contract Date, you must be (1) age 50 or older, and (2) age 85 or younger.
ALLOCATION OF PURCHASE PAYMENTS
When you purchase a Contract, we will allocate your Purchase Payment among the variable options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. When we allowed them, we allocated an additional Purchase Payment in the same way as your most recent Purchase Payment unless you told us otherwise.
We will allocate your initial Purchase Payment to the Separate Account within two Business Days after we receive the Purchase Payment in Good Order at the Empower Care Center. If it is not received in Good Order, we may either return the Purchase Payment immediately, or retain it, generally for no more than two Business Days, but not to exceed five Business Days, while we try to reach you to obtain the necessary information. If we are unable to do so successfully, we will return the Purchase Payment to you within five Business Days. Once we obtain the required information, we will invest the Purchase Payment and issue the Contract within two Business Days. With respect to your initial Purchase Payment that is pending investment in the Separate Account, we may hold the amount temporarily in a suspense account, and may earn interest on such amount. You will not be credited with interest during that period.
At our discretion, we may give initial Purchase Payments (as well as transfers) received in Good Order by certain broker-dealers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Empower Care Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker-dealer.
CALCULATING CONTRACT VALUE
The value of your Contract will go up or down depending on the investment performance of the Variable Investment Options. To determine the value of your Contract, we use a unit of measure called an Accumulation Unit. An Accumulation Unit works like a share of a mutual fund.
Every day we determine the value of an Accumulation Unit for the Variable Investment Options. We do this by:
1)Adding up the total amount of money allocated to a specific investment option;
2)Subtracting from that amount, insurance charges and any other applicable charges such as for taxes; and
3)Dividing this amount by the number of outstanding Accumulation Units.
When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units credited to your Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the Accumulation Unit Value of the Accumulation

Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then credit your Contract.

When you make a withdrawal to a Variable Investment Option, we debit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units debited to your Contract is determined by dividing the amount of the withdrawal allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then debit your Contract. The value of the Accumulation Units can increase, decrease, or remain the same from day to day.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.

SECTION 5: WHAT ARE THE EXPENSES ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY?
There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
CHARGES IN GENERAL
This section describes the types of charges you may pay while you own this Contract, including the current and maximum allowable charges under the Contract. The current charges may vary by plan, and can be changed. Although a particular current charge can increase or decrease, it can never exceed the maximum charge amount. Additionally, the Company is not prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.
ADMINISTRATIVE EXPENSE
We have the right to deduct an administrative expense to cover certain administrative costs, like the cost of printing and mailing your certificate to you and other administrative expenses. We may impose a fee of up to $150 per year for administrative expenses. The current administrative expense is zero. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. The fee will be deducted from the Contract's Variable Investment Option, and if the Contract offers more than one option, then proportionately from each option .
The current administrative expense equals, on an annual basis, the following :

	Current	Maximum
Administrative Expense	$0	$150
BASE CONTRACT EXPENSE
In addition to the current administrative expense, we make a daily deduction for the charges associated with the Base Contract Expense. The Base Contract Expense is comprised of two parts: the IncomeFlex Select Benefit and the mortality and expense fee .
The mortality and expense fee covers our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This includes preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.
The IncomeFlex Select Benefit charge compensates us for the risk associated with our promise to pay lifetime income benefits, under the conditions described in this prospectus, even if your Accumulation Unit Value is reduced to zero.
The charge for the optional IncomeFlex Select Spousal Benefit is in addition to the charge for the base IncomeFlex Select Benefit. We impose a current annual charge of 0.95% for the base IncomeFlex Select Benefit, which we have the right to increase up to 1.45%, but we have no current intention to do so. If you elect the optional IncomeFlex Select Spousal Benefit, then we impose an additional current annual charge of 0.50%, resulting in the current total annual charge of 1.95%. We have the right to increase the optional IncomeFlex Select Spousal Benefit charge up to 0.60%, but we have no current intention to do so. We will give you written notice before increasing these charges. Any increase in these IncomeFlex charges would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. Please see “Step-Up-Increase Of Annual Guaranteed Withdrawal Amount” in Section 3, “What Are The Benefits Available Under The Contract?”

If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contracts.
TAXES ATTRIBUTABLE TO PREMIUM
There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.
TRANSFER FEE
You can make up to 12 free transfers every Contract year. We measure a Contract year from the date we issue your Contract (Contract Date). If you make more than 12 transfers in a Contract year, we may deduct a transfer fee of up to a maximum of $30 per transfer. Currently, we waive this fee. If we begin to impose this fee, we will deduct the transfer fee pro-rata from the investment options from which the transfer is made.
COMPANY TAXES
We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or general account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
UNDERLYING MUTUAL FUND FEES
When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. The current maximum operating expense of 1.19 % is the expense for the AST Academic Strategies Asset Allocation Portfolio, however, the Sub-Account investing in this portfolio is closed to new investments. If this portfolio's expenses were not reflected, then the current maximum operating expense would be 1.03%.
For certain funds, expenses may be reduced pursuant to expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.
For additional information about these fund fees, please consult the prospectuses for the funds.

SECTION 6: HOW CAN I ACCESS MY MONEY?
You can access your money by:
▪Making a withdrawal (either partial or complete); or
▪Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)”
WITHDRAWALS DURING THE ACCUMULATION PHASE
When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the Empower Care Center. All withdrawals, including ones made after you have l ocked i n your IncomeFlex Select Benefit reduce your Contract Value. For information on how withdrawals impact your IncomeFlex Select Benefit, please see Section 3, “What Are The Benefits Available Under The Contract?”
Participants may effect withdrawal requests through Prudential's website, www.prudential.com. In addition Participants may make withdrawal requests toll-free at (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, excluding holidays and days on which the New York Stock Exchange or Prudential is closed for business (including emergency closings).
Participants may also complete a paper form to provide to Prudential when requesting a distribution or loan, should the plan allow. Participants can obtain the paper form by calling (877) 778-2100. Participants can then send the completed form to the following address or fax it to (866) 439-8602: 30 Scranton Office Park, Scranton, PA 18507. All requests will be processed on the Business Day they are received in Good Order.
Unless you specify otherwise, in writing, any partial withdrawal will be made proportionately from all of the Variable Investment Options you have selected. The minimum amount that may be withdrawn is $250 or, if less the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.
Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”
AUTOMATED WITHDRAWALS
We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will price your withdrawals received in Good Order at the end of the Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.
Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”
SUSPENSION OF PAYMENTS OR TRANSFERS
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:
▪The New York Stock Exchange is closed (other than customary weekend and holiday closings);
▪Trading on the New York Stock Exchange is restricted;
▪An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the Accumulation Units; or
▪The SEC, by order, permits suspension or postponement of payments for the protection of Owners.

SECTION 7: WHAT INVESTMENT OPTIONS CAN I CHOOSE?
The Contract gives you the choice of allocating your Purchase Payments to any of three Variable Investment Options. The Variable Investment Options invest in selected portfolios of the Advanced Series Trust, which is a mutual fund. The Advanced Series Trust sells shares to both variable annuity and variable life insurance separate accounts of different insurance companies, which could create the kinds of conflicts that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the Advanced Series Trust portfolios available in your Contract also contain important information about each of the underlying mutual funds in which your Variable Investment Options invest. There are deductions from and expenses paid out of the assets of the portfolios that are described in the prospectuses for these portfolios.
The Variable Investment Options that you select, among those that are permitted, are your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Variable Investment Options.
The Contract includes the AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio, of the Advanced Series Trust (“AST”), as Variable Investment Options. Those Variable Investment Options are included in other variable annuity contracts offering certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying AST portfolios that are available with your Contract. These asset flows could adversely impact the underlying AST portfolios, including their risk profile, expenses and performance. Because transfers to and from the Sub-accounts can be frequent and the amount transferred can vary from day to day, any of the underlying AST portfolios in the Contract could experience the following effects, among others:

(a)a portfolio’s investment performance could be adversely affected by requiring a sub-adviser to purchase and sell securities at inopportune times or by otherwise limiting the sub-adviser’s ability to fully implement the portfolio’s investment strategy;
(b)the sub-adviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c)a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the portfolio compared to other similar funds.
The efficient operation of the asset flows among AST portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Before you allocate to any of the AST portfolios available under the Contract, you should consider the potential effects on the portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to this Contract.
When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectuses please call (877) 778-2100 or write us at Empower Care Center , 30 Scranton Office Park, Scranton, PA 18507.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
VARIABLE INVESTMENT OPTIONS
Each Variable Investment Option is a Sub-account that invests exclusively in a single portfolio. Please refer to “ Appendix A : Portfolios Available Under The Contract” later in this prospectus for certain information regarding each portfolio, including (i) its name, (ii) its type (e.g. money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses and (v) performance. There is no guarantee that any portfolio will meet its investment objective. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. The prospectuses for the portfolios can be requested by writing us at Empower Care Center , 30 Scranton Office Park, Scranton, PA 18507. You can also request this information at no cost by calling (877) 778-2100.
This Contract offers only portfolios co-managed by AST Investment Services, Inc. and PGIM Investments LLC. PRIAC receive s fees and payments from the portfolios. PRIAC has selected the portfolios for inclusion as investment options under this Contract in PRIAC’s role as the issuer of this Contract, and PRIAC does not provide investment advice or recommend any particular portfolio.

A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.
PAYMENTS MADE TO PRIAC
Respecting this Contract, PRIAC has entered into an agreement with the underlying portfolios and/or the investment advisers to the underlying portfolios, to provide administrative and support services to the portfolios. Pursuant to the terms of this agreement, PRIAC receives a total fee of up to 0.07% annually of the average assets allocated to the portfolios under the Contract, as compensation for providing those services. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as Sub-accounts. We may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the portfolio itself and/or the assets of the portfolio’s investment adviser. The existence of these payments tends to increase the overall cost of investing in the underlying portfolios. Through your indirect investment in the underlying portfolios, you indirectly bear the costs of these fees (see underlying funds’ prospectuses for more information).
As noted previously in the Annual Portfolio Company Expenses table, we also receive Rule 12b-1 fees from some underlying portfolios which compensate, Prudential Investment Management Services LLC, for distribution and administrative services (including record keeping services and the mailing of prospectuses and reports to Contract Owners invested in the underlying portfolios). These fees are paid by the underlying portfolio out of each underlying portfolio’s assets and are therefore borne by Contract Owners.
In addition, the investment adviser, sub-adviser or distributor of the underlying portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.
TRANSFERS AMONG OPTIONS
Subject to certain restrictions, you can transfer money among the Variable Investment Options. All transfers are subject to the terms and conditions set forth in this prospectus and the prospectus for each underlying portfolio. A transfer of money among the Variable Investment Options is not considered an additional Purchase Payment. The minimum transfer am ount is the lesser of $250 or the total amount in the investment option from which the transfer is to be made. Currently, we waive this minimum transfer amount. We have the right to begin imposing this minimum transfer amount for any future transfers.
In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the Empower Care Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the Business Day on which it was received in Good Order by us, or by certain entities that we have specifically designated. Good Order includes receipt of all necessary information to ensure the transfer is permitted under and in compliance with the applicable retirement arrangement. Transfer requests that are not in Good Order will be valued on the Business Day that Good Order is determined. Transfer requests received after the close of the Business Day will take effect at the end of the next Business Day.
During the Contract Accumulation Phase, you can make up to 12 transfers each Contract year, among the investment options, without charge. If you make more than 12 transfers in one Contract year, you may be charged up to $30 for each additional transfer. For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same Business Day as a single transfer. Currently, we waive this transfer charge. We have the right to begin imposing this charge for any future transfers.
REDEMPTION FEES AND ABUSIVE TRADING PRACTICES
The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.

We consider “market timing” or “excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30 day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by “market timing” or “excessive trading”, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
▪Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you.
▪Restriction. A second incidence of activity meeting the market timing criteria within a six month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, PRIAC will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is three months, and may be extended incrementally (three months) if the behavior recurs during the six month period immediately following the initial restriction.
▪Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
SCHEDULED TRANSACTIONS
Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day.
VOTING RIGHTS
As stated above, all of the assets held in the Sub-accounts of the Separate Account are invested in shares of the corresponding portfolios . PRIAC is the legal owner of those shares. As such, PRIAC has the right to vote on any matter voted on at any shareholders meetings of the portfolios . However, as required by law, PRIAC votes the shares of the portfolios at any regular and special shareholders meetings the portfolios are required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the person for whom the IRA was established.
The funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by PRIAC, are voted in the same proportion as shares in the respective portfolio for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying portfolio ’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit PRIAC to vote shares of the portfolios in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the portfolios . With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolios will vote separately on the matter, as required by applicable securities laws.
The number of portfolio shares for which an investor may give instructions is determined by dividing the portion of the value of the Separate Account derived from participation in a Sub-account, by the value of one share in the corresponding portfolio of the applicable fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
PRIAC may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the funds’ portfolios, or to approve or disapprove an investment advisory contract for a portfolio . If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.
SUBSTITUTION
We may substitute one or more of the underlying mutual funds used by the Variable Investment Options. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to those of the applicable AST portfolio. You will be given specific notice in advance of any substitution we intend to make. We may also cease to allow investments in existing funds.
REPORTS TO YOU
We will send you, at least annually, reports showing as of a specified date the amounts credited to you in the Sub-accounts of the PRIAC Variable Contract Account A. We will also send annual and semi-annual reports for the applicable underlying portfolios.

SECTION 8: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE? (ANNUITIZATION)
PAYMENT PROVISIONS
If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Options ends on the Annuity Date. Generally, once the Annuity Payments begin, the Annuity Option cannot be changed and you cannot make withdrawals or surrender the Contract. We reserve the right to change the following annuity options in the future.
IN ADDITION TO THE ANNUITY OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE INCOMEFLEX SELECT BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE INCOMEFLEX SELECT BENEFIT, WHICH IS NOT AN ANNUITY OPTION. PLEASE SEE SECTION 3, “WHAT ARE THE BENEFITS AVAILABLE UNDER THE CONTRACT?” OF THIS PROSPECTUS FOR ADDITIONAL INFORMATION ABOUT THE INCOMEFLEX SELECT BENEFIT.
Option 1: Annuity Payments For A Period Certain
Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make the Annuity Payments monthly, or if You choose, quarterly, semiannually, or annually, for the period certain. If the Annuitant dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.
Option 2: Life Income Annuity Option With 10 Years Period Certain
Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If the Annuitant dies before we have made 10 years’ worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.
Other Annuity Options
We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.
TAX CONSIDERATIONS
Your Contract will be held in a custodial account established as an IRA eligible for favorable tax treatment under the Code. Therefore, you should consider the required minimum distribution provisions of the Code when selecting your Annuity Option.
HOW WE DETERMINE ANNUITY PAYMENTS
Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). Certain assumptions are common to both period certain and life annuities. In each type, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.
Assumptions that we use for period certain and life annuities differ, as detailed in the following overview:
Period Certain Annuities
Generally speaking, in determining the amount of each Annuity Payment under a period certain annuity, we start with the Adjusted Contract Value and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.

Life Annuities
More variables affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.
Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit:
▪2% Interest
▪8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)
▪1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth
In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.

SECTION 9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY?
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax-qualified plans.
This Contract will be purchased by a custodial IRA, which can hold other permissible assets other than the Contract. This Contract is currently not available for Roth IRA or other tax favored plans. The terms and administration of the trust or custodial account in accordance with the laws and regulations are the responsibility of the applicable trustee or custodian.
CONTRACTS HELD BY TAX FAVORED PLANS
The following discussion covers annuity contracts held under tax favored Retirement Plans.
Currently, the Contract will be purchased for use in connection with IRAs, which are subject to Section 408(a) of the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA. This description assumes that you have satisfied the requirements for eligibility for these accounts.
You should be aware that tax favored plans such as IRAs generally provide Tax Deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional Tax Deferral benefits.
IRAs. When you purchase this Contract for use in an IRA, we will provide you with a copy of the prospectus and Contract. If the IRA is being established at the same time you purchase the Contract, an “IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars, and other IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a “revocation period” of seven days following receipt of the IRA Disclosure Statement to cancel the IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or ‘Free Look’” in Section 1, “What Is The Prudential Retirement Security Annuity?” Please note this does not apply if you are not establishing an IRA at the same time you purchase the Contract.
Contribution Limits/Rollovers. Because of the way the Contract is designed, you may only purchase a Contract for an IRA in connection with a “rollover” of amounts from a qualified Retirement Plan (see cover page of prospectus). You must make a minimum initial payment of $30,000 to purchase a Contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 20 2 2 the limit is $6,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. Under this Contract, no additional contributions are permitted.
The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored Retirement Plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.
Non-spouse beneficiaries can also roll over distributions from a tax favored Retirement Plan into an inherited IRA. Currently this Contract is not available to fund inherited IRAs. An individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60 day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60 day deadline.

Distributions. Usually, the full amount of any distribution from an IRA (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
▪A 10% early withdrawal additional tax;
▪Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
▪Failure to take a minimum distribution.
Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs, which is the responsibility of the Owner.
REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION
When you hold the Contract under an IRA (or other tax favored plan), IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 72 and must be made for each year thereafter. The amount of the payment from the IRA must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.
To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of the IncomeFlex Select Benefit.
You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. Similarly, if the IRA that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.
CHARITABLE IRA DISTRIBUTIONS
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70 ½; over (2) the total amount of reductions for all tax years preceding the current tax year.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For an employee, IRA owner, or beneficiary who died prior to January 1, 2020, please consult your tax adviser regarding the applicable post-death distribution requirements.
The information provided below applies to an employee, IRA owner , or beneficiary who died after January 1, 2020. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

• Death before your required beginning date. If you die before your required beginning date , and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within one year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.
• Deaths on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.
• Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by PRIAC) in order to comply with the post-death distribution requirements.
• Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the above requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax adviser about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly, rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
•Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse's death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA , subject to the new rules under the regulations .
The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements for calendar years on or after January 1, 2022. We reserve the right to make changes in order to comply with the proposed regulations, or any final regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
ADDITIONAL TAX FOR EARLY DISTRIBUTIONS
You may owe a 10% additional tax on the taxable part of distributions received from an IRA.

Amounts are not subject to this additional tax if:
▪the amount is paid on or after you reach age 59 1/2 or die;
▪generally the amount received is attributable to your becoming disabled; or
▪the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or five years. Modification of payments or additional contributions to the Annuity during that time period will generally result in retroactive application of the 10% additional tax).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
WITHHOLDING
Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
▪For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules.
▪For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes.

If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien) and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES ACT IMPACTS
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans , including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.

Repayments of Coronavirus Related Distributions: Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020 . Coronavirus related distributions are permit ted to be recontribut ed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions. The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
ERISA DISCLOSURE/REQUIREMENTS
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 5, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?” Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax adviser if you have any additional questions.

ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Internal Revenue Service Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state's unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state's unclaimed property fund.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.

SECTION 10: OTHER INFORMATION
SALE AND DISTRIBUTION OF THE CONTRACT
Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.
PIMS’s principal business address is 655 Broad Street, 19th Floor, Newark, New Jersey 07102. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA).
The Contract is offered on a continuous basis. PIMS may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the C ontract directly to potential purchasers.
Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.
We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.
In addition, in an effort to promote the sale of our products (which may include the placement of PRIAC, affiliates of PRIAC and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the SAI which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
FINANCIAL STATEMENTS
The financial statements of PRIAC and the Separate Account are included in the SAI. For a free copy of the SAI, contact the Empower Care Center by calling (877) 778-2100, or writing to Empower Care Center , 30 Scranton Office Park, Scranton, PA 18507.
LEGAL PROCEEDINGS
PRIAC is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to PRIAC and proceedings generally applicable to business practices in the industry in which we operate. PRIAC may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. PRIAC may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, PRIAC, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
PRIAC’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of PRIAC's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that PRIAC’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of PRIAC’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on PRIAC’s financial position.
Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PIMS to perform its contract with the Separate Account; or PRIAC’s ability to meet its obligations under the Contract s .
ASSIGNMENT
This Contract must be used to fund an IRA, and therefore you generally may not assign the Contract during your lifetime. In all cases, the Contracts cannot be assigned without our written consent.
ADDITIONAL INFORMATION
PRIAC has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

The SAI is available from PRIAC without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
HOW TO CONTACT US
You can contact the Empower Care Center by:
▪calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.
▪writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
▪accessing information via internet website at www.prudential.com.
You can obtain account information by calling our automated response system and at www.prudential.com. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claim, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. PRIAC does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. PRIAC reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT
The following is a list of portfolios available under the Contract. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. The prospectuses for the portfolios can be requested by writing us at Empower Care Center , 30 Scranton Office Park, Scranton, PA 18507. You can also request this information at no cost by calling (877) 778-2100.
The current expenses and performance information below reflects fee and expenses of the portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio's past performance is not necessarily an indication of future performance.

Portfolio Type/Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-year	5-year	10-year
Asset Allocation Seeks long-term capital appreciation.	AST Academic Strategies Asset Allocation Portfolio (The Sub-Account investing in this portfolio is closed to new investors) Advisers: AST Investment Services, Inc.; PGIM Investments LLC Sub-Advisers: First Quadrant, LLC; Jennison Associates LLC; J.P. Morgan Investment Management Inc.; Massachusetts Financial Services; Morgan Stanley Investment Management Inc.; PGIM Fixed Income*; PGIM Real Estate; PGIM Quantitative Solutions LLC; Wellington Management Company LLP ; and Western Asset Management Company, LLC/Western Asset Management	1.19%	12.44%	7.06%	6.40%
Asset Allocation Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	AST Balanced Asset Allocation Portfolio Advisers: AST Investment Services, Inc.; PGIM Investments LLC Sub-Advisers: ClearBridge Investments, LLC; Jennison Associates LLC; J.P. Morgan Investment Management Inc.; Massachusetts Financial Services; PGIM Fixed Income*; PGIM Quantitative Solutions LLC; and Wellington Management Company LLP	1.02%	12.84%	10.47%	9.49%
Asset Allocation Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	AST Capital Growth Asset Allocation Portfolio Advisers: AST Investment Services, Inc.; PGIM Investments LLC Sub-Advisers: ClearBridge Investments, LLC; Jennison Associates LLC; J.P. Morgan Investment Management Inc.; Massachusetts Financial Services; PGIM Fixed Income*; PGIM Quantitative Solutions LLC; and Wellington Management Company LLP	1.02%	16.98%	12.39%	11.14%
Asset Allocation Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	AST Preservation Asset Allocation Portfolio Advisers: AST Investment Services, Inc.; PGIM Investments LLC Sub-Advisers: ClearBridge Investments, LLC; Jennison Associates LLC; J.P. Morgan Investment Management Inc.; Massachusetts Financial Services; PGIM Fixed Income*; PGIM Quantitative Solutions LLC; and Wellington Management Company LLP	1.03%	6.24%	7.31%	6.72%
* PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the portfolio.
a

Empower Care Center
30 Scranton Office Park
Scranton, PA 18507

This prospectus describes the important features of the Contract and provides information about Prudential Retirement Insurance and Annuity Company (“PRIAC,” the “Company,” “we,” “our,” or “us”) and the PRIAC Variable Contract Account A (the “Separate Account”). We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about the Contract, PRIAC and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Contract, or to make other investor inquiries, please call (877) 778-2100. We file periodic reports and other information about the Contract and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC's website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide, used under license .

Ed. 05-2022	EDGAR CONTRACT IDENTIFIER:C000043523
SS-IFX-RO-PROSP	NS03128

PRUDENTIAL RETIREMENT SECURITY ANNUITY
STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2022
The Prudential Retirement Security Annuity (the “Contract”) is a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Prudential Retirement Insurance and Annuity Company (“PRIAC,” the “Company,” “we,” or “us”), a stock life insurance company that is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company . The Contract is funded through the PRIAC Variable Contract Account A (the “Account”).
This Statement of Additional Information (“SAI” ) is not a prospectus. The prospectus for the Contract contains information that you should consider before investing. To obtain a copy of the prospectus, without charge, you can write to the Empower Care Center, 30 Scranton Office Park, Scranton, PA 18507, or contact us by telephone at (877) 778-2100. We do not incorporate by reference any information into this S AI .

FOR FURTHER INFORMATION CALL 1-877-778-2100 OR VISIT: WWW.PRUDENTIAL.COM
Prospectus Dated: May 1, 2022	Statement of Additional Information Dated: May 1, 2022

Prudential Retirement Insurance and Annuity Company	Empower Care Center
280 Trumbull Street	30 Scranton Office Park
Hartford, CT 06103	Scranton, PA 18507

Telephone: (860) 534-2000	Telephone: (877) 778-2100

1

COMPANY
Prudential Retirement Insurance and Annuity Company (“PRIAC,” the “Company,” “we,” “our,” or “us”) is a stock life insurance company incorporated under the laws of Connecticut in 1981. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, based in Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey stock life insurance company (“Prudential Insurance”). On April 1, 2022, PRIAC was acquired by Great-West Life & Annuity Insurance Company (“Great-West”) (which operates under the brand name “Empower”).
The Company is now a wholly-owned subsidiary of Great-West . No related company has any legal responsibility to pay amounts that PRIAC may owe under the Contract. Among other things, this means if you begin taking Annual Guaranteed Withdrawal Amount payments under the IncomeFlex Select Benefit and the value of that benefit exceeds your current Contract Value, you would rely solely on the ability of PRIAC to make payments under that benefit out of its own assets.
PRIAC VARIABLE CONTRACT ACCOUNT A
PRIAC Variable Contract Account A, also referred to as “Separate Account,” was established by us under Connecticut Insurance Law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The Separate Account holds the assets that are associated with certain variable annuity contracts we offer.
The assets of the Separate Account are held in the name of PRIAC and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of PRIAC. PRIAC segregates the Separate Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business PRIAC conducts. However, all obligations under the Contract are PRIAC’s general corporate obligations.
PRINCIPAL UNDERWRITER
Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
During 202 1 , 20 20 , and 201 9 , no payments were made to PIMS for its services as principal underwriter.
PIMS may pay commissions to broker-dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a Contract Owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.
This Contract is open to new sales. However, effective June 2, 2014, the Contract was closed to all additional or subsequent Purchase Payments.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of PRIAC or PIMS on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm’s registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PIMS also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
2

The list below identifies three general types of payments that PIMS may pay which are broadly defined as follows:
•Percentage Payments based upon “Assets Under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all PRIAC products that were sold through the firm (or its affiliated broker-dealers).
•Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under PRIAC annuity products sold through the firm (or its affiliated broker-dealers).
•Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker- dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.
OTHER SERVICE PROVIDERS
We generally conduct our operations through staff employed by us or entities we have contracted with as service providers . Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the Separate Account, with respect to this Contract, consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; Donnelley Financial Solutions (printing semi-annual and annual reports, supplements and prospectuses) located at 1905 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 215 County Avenue, Secaucus, NJ 07094; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 9th Floor 2Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines and ExlService South Africa (PTY) Ltd. located at 12th Floor, Portside Building, Bree Street, Cape Town, South Africa 8001; State Street Bank – Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; and Tata Consultancy Services Ltd. (administrative processing) located at TRIL IT4 - Malad-STP, Infinity IT Park, Gen. A. K. Vaidya Marg, Dindoshi, Malad - East, Mumbai - 400097 India.
DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each Accumulation Unit is computed as of the end of each Business Day. On any given Business Day the value of a unit in each Sub-account will be determined by multiplying the value of a unit of that Sub-account for the preceding Business Day by the unit change factor for that Sub-account for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value for fund shares by the net asset value for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all Base Contract E xpenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of the fund held by that Sub-account by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.
MISSTATEMENT OF AGE – ANNUITY PAYMENTS
If there has been a misstatement of the age of any person, or any other relevant facts upon whose life Annuity Payments are based, then we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.
MISSTATEMENTS AND CORRECTIONS AFFECTING THE INCOMEFLEX SELECT BENEFIT
If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the IncomeFlex Select Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively
3

referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as "business continuity" risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
FEDERAL TAX STATUS
Other Tax Rules
1.Diversification
The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.
4

2.Investor Control
Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.
3.Entity Owners
When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.
4.Generation-Skipping Transfers
If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37  1/2 years younger than you, there may be generation-skipping transfer tax consequences.
FINANCIAL STATEMENTS
The financial statements for PRIAC should be distinguished from the financial statements of the Separate Account, both of which are included herein, and should be considered only as a bearing upon the ability of PRIAC to meet its obligations under the Contract.
The statutory financial statements of Prudential Retirement Insurance and Annuity Company as of December 31, 202 1 and 20 20 and for each of the three years in the period ended December 31, 20 21 and the financial statements of each of the S ub - accounts of PRIAC Variable Contract Account A as of the dates presented and for each of the periods indicated therein included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, NY 10017.
5

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
ASSETS
Investment in the portfolios, at fair value	$9,918,632	$—	$16,454,517	$9,565,549	$28,685,853
Receivable from (Payable to) the Prudential
Retirement Insurance and Annuity Company	4	—	4	8	85
Net Assets	$9,918,636	$—	$16,454,521	$9,565,557	$28,685,938

NET ASSETS, representing:
Equity of Participants	$9,918,636	$—	$16,454,521	$9,565,557	$28,685,938
Equity of the Prudential Retirement Insurance
and Annuity Company	—	—	—	—	—
	$9,918,636	$—	$16,454,521	$9,565,557	$28,685,938

Units outstanding	446,085	—	794,112	536,292	1,020,288

Portfolio shares held	343,562	—	637,031	457,026	1,617,927
Portfolio net asset value per share	$28.87	$—	$25.83	$20.93	$17.73
Investment in portfolio shares, at cost	$3,338,306	$—	$6,506,078	$5,889,990	$23,516,460

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/29/2021**	12/31/2021	12/31/2021	12/31/2021
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$439,880

EXPENSES
Charges for mortality and expense risk, and for
administration	95,565	849	175,430	98,847	285,433

NET INVESTMENT INCOME (LOSS)	(95,565)	(849)	(175,430)	(98,847)	154,447

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	2,708,821
Net realized gain (loss) on shares redeemed	31,840	(2,288)	104,536	14,709	184,372
Net change in unrealized appreciation (depreciation) on investments	1,435,127	(2)	1,864,113	560,361	319,582

NET GAIN (LOSS) ON INVESTMENTS	1,466,967	(2,290)	1,968,649	575,070	3,212,775

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,371,402	$(3,139)	$1,793,219	$476,223	$3,367,222

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)
ASSETS
Investment in the portfolios, at fair value	$227,255,678	$87,415,698
Receivable from (Payable to) the Prudential
Retirement Insurance and Annuity Company	(2)	355
Net Assets	$227,255,676	$87,416,053

NET ASSETS, representing:
Equity of Participants	$227,255,676	$87,416,053
Equity of the Prudential Retirement Insurance
and Annuity Company	—	—
	$227,255,676	$87,416,053

Units outstanding	12,042,588	5,789,598

Portfolio shares held	4,635,978	6,602,394
Portfolio net asset value per share	$49.02	$13.24
Investment in portfolio shares, at cost	$184,511,649	$77,137,971

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)
	1/1/2021	1/1/2021
	to	to
	12/31/2021	12/31/2021
INVESTMENT INCOME
Dividend income	$3,115,079	$5,198,389

EXPENSES
Charges for mortality and expense risk, and for
administration	2,471,213	729,120

NET INVESTMENT INCOME (LOSS)	643,866	4,469,269

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	4,031,346	361,549
Net realized gain (loss) on shares redeemed	624,143	48,062
Net change in unrealized appreciation (depreciation) on investments	20,950,402	4,861,732

NET GAIN (LOSS) ON INVESTMENTS	25,605,891	5,271,343

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$26,249,757	$9,740,612

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/29/2021**	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(95,565)	$(849)	$(175,430)	$(98,847)	$154,447
Capital gains distributions received	—	—	—	—	2,708,821
Net realized gain (loss) on shares redeemed	31,840	(2,288)	104,536	14,709	184,372
Net change in unrealized appreciation (depreciation) on investments	1,435,127	(2)	1,864,113	560,361	319,582

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,371,402	(3,139)	1,793,219	476,223	3,367,222

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	635,579	651,433	2,380,854	1,684,830	3,386,296
Participant loans	—	—	—	—	(47,052)
Participant loan repayments and interest	—	—	—	—	44,663
Surrenders, withdrawals and death benefits	(524,100)	—	(1,815,433)	(413,203)	(2,945,397)
Net transfers between other subaccounts
or fixed rate option	213,938	(648,294)	213,936	220,420	—
Other charges	(25)	—	(3)	(72)	(15,203)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	325,392	3,139	779,354	1,491,975	423,307

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET
ASSETS	1,696,794	—	2,572,573	1,968,198	3,790,529

NET ASSETS
Beginning of period	8,221,842	—	13,881,948	7,597,359	24,895,409
End of period	$9,918,636	$—	$16,454,521	$9,565,557	$28,685,938

Beginning units	428,114	—	747,588	448,032	998,606
Units issued	57,180	48,387	204,222	111,913	136,328
Units redeemed	(39,209)	(48,387)	(157,698)	(23,653)	(114,646)
Ending units	446,085	—	794,112	536,292	1,020,288
** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)
	1/1/2021	1/1/2021
	to	to
	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$643,866	$4,469,269
Capital gains distributions received	4,031,346	361,549
Net realized gain (loss) on shares redeemed	624,143	48,062
Net change in unrealized appreciation (depreciation) on investments	20,950,402	4,861,732

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	26,249,757	9,740,612

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	187,559,193	36,351,568
Participant loans	(140,383)	(12,960)
Participant loan repayments and interest	474,723	62,859
Surrenders, withdrawals and death benefits	(38,743,041)	(7,602,370)
Net transfers between other subaccounts
or fixed rate option	—	—
Other charges	(7,556)	(1,950)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	149,142,936	28,797,147

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	(1,354)	(4,622)

TOTAL INCREASE (DECREASE) IN NET
ASSETS	175,391,339	38,533,137

NET ASSETS
Beginning of period	51,864,337	48,882,916
End of period	$227,255,676	$87,416,053

Beginning units	2,496,350	3,732,507
Units issued	11,528,678	2,599,144
Units redeemed	(1,982,440)	(542,053)
Ending units	12,042,588	5,789,598

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(67,168)	$—	$(127,861)	$(66,015)	$122,366
Capital gains distributions received	—	—	—	—	49,857
Net realized gain (loss) on shares redeemed	(6,362)	—	1,013,760	2,983	(47,043)
Net change in unrealized appreciation (depreciation) on investments	914,613	—	48,195	556,264	1,749,426

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	841,083	—	934,094	493,232	1,874,606

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,448,391	—	2,290,913	1,359,665	2,730,012
Participant loans	—	—	—	—	(3,886)
Participant loan repayments and interest	—	—	—	—	20,387
Surrenders, withdrawals and death benefits	(486,052)	—	(2,893,140)	(223,785)	(2,244,097)
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	(2,854)
Other charges	(50)	—	(25)	(50)	(9,610)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	962,289	—	(602,252)	1,135,830	489,952

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET
ASSETS	1,803,372	—	331,842	1,629,062	2,364,558

NET ASSETS
Beginning of period	6,418,470	—	13,550,106	5,968,297	22,530,851
End of period	$8,221,842	$—	$13,881,948	$7,597,359	$24,895,409

Beginning units	375,266	—	806,675	379,828	969,366
Units issued	81,400	—	187,468	82,986	141,180
Units redeemed	(28,552)	—	(246,555)	(14,782)	(111,940)
Ending units	428,114	—	747,588	448,032	998,606

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)
	1/1/2020	1/1/2020
	to	to
	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$328,923	$401,173
Capital gains distributions received	603,529	477,303
Net realized gain (loss) on shares redeemed	5,420,856	(272,888)
Net change in unrealized appreciation (depreciation) on investments	2,008,194	3,505,792

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,361,502	4,111,380

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	64,820,628	27,290,683
Participant loans	—	—
Participant loan repayments and interest	—	—
Surrenders, withdrawals and death benefits	(82,093,422)	(5,307,105)
Net transfers between other subaccounts
or fixed rate option	—	159,043
Other charges	—	(1,277)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(17,272,794)	22,141,344

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—

TOTAL INCREASE (DECREASE) IN NET
ASSETS	(8,911,292)	26,252,724

NET ASSETS
Beginning of period	60,775,629	22,630,192
End of period	$51,864,337	$48,882,916

Beginning units	3,408,104	1,889,335
Units issued	2,943,354	2,342,019
Units redeemed	(3,855,108)	(498,847)
Ending units	2,496,350	3,732,507

The accompanying notes are an integral part of these financial statements.
A6

NOTES TO FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
December 31, 2021

Note 1:    General

PRIAC Variable Contract Account A (the “Account”) was established under the laws of the State of Connecticut on October 6, 2006 as a separate investment account of the Prudential Retirement Insurance and Annuity Company ("PRIAC"). PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of PRIAC. Proceeds from purchases of the variable annuity contracts listed below (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business PRIAC may conduct.

Prudential Retirement Security Annuity ("PRSA")	Prudential Retirement Security Annuity V ("PRSA V")
Prudential Retirement Security Annuity II ("PRSA II")	(Terminated December 31, 2020)
Prudential Retirement Security Annuity III ("PRSA III")	Prudential Retirement Security Annuity VI ("PRSA VI")
Prudential Retirement Security Annuity IV ("PRSA IV")	Prudential Retirement Security Annuity VII ("PRSA VII")
The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with contracts sold to retirement arrangements that qualify for federal tax benefits under Sections 401(a), 403(b), 408(a), 408A or 457 of the Internal Revenue Code of 1986, as amended. The contracts may be individual annuity contracts or group annuity contracts issued to plan sponsors (individually, a “contract owner” and collectively, the “contract owners”), who make contributions under them on behalf of their participants, or group or individual annuity contracts funding custodial accounts established as individual retirement accounts. Contract owners may also make contributions to their retirement account.

The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either the Advanced Series Trust, the PGIM Balanced Fund, the Vanguard Balanced Index Fund, or the PGIM 60/40 Allocation Fund (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

AST Capital Growth Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
AST Academic Strategies Asset Allocation Portfolio*	Vanguard Balanced Index Fund (Institutional Shares)
AST Balanced Asset Allocation Portfolio	PGIM 60/40 Allocation Fund (Class R6)
AST Preservation Asset Allocation Portfolio

* Subaccount liquidated during the period ended December 31, 2021.

There were no mergers during the period ended December 31, 2021.

The Advanced Series Trust is an open-end management investment company, and each portfolio of the Advanced Series Trust is managed by affiliates of Prudential. The PGIM Balanced Fund and the PGIM 60/40 Allocation Fund are diversified open-end balanced mutual funds managed by PGIM Investments LLC ("PGIM Investments"). The Vanguard Balanced Index Fund is an open-end management investment company advised by the Vanguard Group, Inc.

Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

A7

Note 1:    General (continued)
New sales of certain products which invest in the Account have been discontinued. Generally, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits.

COVID-19 - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and adjustment or disclosure is required in the financial statements. See Note 10 for more information.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
A8

Note 3:    Fair Value Measurements (continued)

As of December 31, 2021, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

PRIAC is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2021 were as follows:

	Purchases	Sales
AST Capital Growth Asset Allocation Portfolio	$849,302	$619,474
AST Academic Strategies Asset Allocation Portfolio	651,429	649,143
AST Balanced Asset Allocation Portfolio	2,591,760	1,987,840
AST Preservation Asset Allocation Portfolio	2,041,777	648,650
PGIM Balanced Fund (Class Z)	3,169,227	3,031,357
Vanguard Balanced Index Fund (Institutional Shares)	176,659,436	29,989,044
PGIM 60/40 Allocation Fund (Class R6)	36,424,427	8,361,068

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

Prudential Investments Portfolios, Inc. ("PIP Inc.") and Prudential Investments Portfolios 5 ("PIP 5"), on behalf of the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund, respectively, have entered into management agreements with PGIM Investments, and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to the PGIM Balanced Fund, the PGIM 60/40 Allocation Fund and each portfolio of the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC (formerly QMA LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

PIP Inc. and PIP 5, on behalf of the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund, respectively, have distribution agreements with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of each class of shares of the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund. Pursuant to distribution and service plans, the portfolio pays PIMS a distribution and service fee for each class of shares of the portfolio other than Class Z and Class R6, which is the class of shares owned by the Account.

A9

Note 6: Related Party Transactions (continued)
The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund.

Certain charges and fees of the portfolios of the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the portfolios of the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund in which it invests, including the related party expenses disclosed above.

Note 7:    Financial Highlights

PRIAC sells a number of retirement products that are funded through the Account. The contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by PRIAC and funded through the Account. Only contract designs within the Account that had contract owner units outstanding during the respective periods were considered when determining the ranges, which exclude PRIAC's position in the Account. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available options offered by PRIAC.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2021	446	$21.98	to	$22.27	$9,919	0.00%	0.95%	to	1.45%	15.29%	to	15.87%
December 31, 2020	428	$19.06	to	$19.22	$8,222	0.00%	0.95%	to	1.45%	11.79%	to	12.35%
December 31, 2019	375	$16.00	to	$17.11	$6,418	0.00%	0.95%	to	1.95%	7.44%	to	20.49%
December 31, 2018	529	$13.35	to	$14.15	$7,445	0.00%	1.45%	to	1.95%	-8.04%	to	-7.57%
December 31, 2017	546	$14.51	to	$15.31	$8,349	0.00%	1.45%	to	1.95%	15.62%	to	16.20%

	AST Academic Strategies Asset Allocation Portfolio (liquidated December 29, 2021)
December 31, 2021	—	$14.78	to	$14.78	$—	0.00%	0.95%	to	0.95%	11.44%	to	11.44%
December 31, 2020	—	$12.28	to	$16.04	$—	0.00%	0.00%	to	1.95%	2.21%	to	4.22%	(3)
December 31, 2019	—	$12.80	to	$12.85	$—	0.00%	0.95%	to	1.45%	5.70%	to	14.38%
December 31, 2018	24	$11.19	to	$11.19	$268	0.00%	1.45%	to	1.45%	-9.46%	to	-9.46%
December 31, 2017	24	$12.36	to	$12.36	$296	0.00%	1.45%	to	1.45%	10.97%	to	10.97%

	AST Balanced Asset Allocation Portfolio
December 31, 2021	794	$20.52	to	$20.80	$16,455	0.00%	0.95%	to	1.45%	11.22%	to	11.78%
December 31, 2020	748	$18.45	to	$18.61	$13,882	0.00%	0.95%	to	1.45%	10.16%	to	10.71%
December 31, 2019	807	$15.72	to	$16.81	$13,550	0.00%	0.95%	to	1.95%	6.82%	to	17.70%
December 31, 2018	846	$13.42	to	$14.23	$11,937	0.00%	1.45%	to	1.95%	-6.78%	to	-6.31%
December 31, 2017	942	$14.40	to	$15.19	$14,180	0.00%	1.45%	to	1.95%	12.69%	to	13.25%

A10

Note 7:    Financial Highlights (continued)

	At the year ended							For the year ended
	Units (000s)		Unit Value Lowest — Highest				Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest				Total Return*** Lowest — Highest
	AST Preservation Asset Allocation Portfolio
December 31, 2021	536		$17.64	to	$17.88		$9,566	0.00%	0.95%	to	1.45%		4.71%	to	5.24%
December 31, 2020	448		$16.85	to	$16.99		$7,597	0.00%	0.95%	to	1.45%		7.51%	to	8.05%
December 31, 2019	380		$14.71	to	$15.73		$5,968	0.00%	0.95%	to	1.95%		5.73%	to	13.09%
December 31, 2018	343		$13.07	to	$13.86		$4,725	0.00%	1.45%	to	1.95%		-4.73%	to	-4.25%
December 31, 2017	315		$13.72	to	$14.47		$4,527	0.00%	1.45%	to	1.95%		8.01%	to	8.55%

	PGIM Balanced Fund (Class Z)
December 31, 2021	1,020		$26.41	to	$29.51		$28,686	1.63%	1.00%	to	1.15%		13.40%	to	13.57%
December 31, 2020	999		$23.29	to	$25.99		$24,895	1.60%	1.00%	to	1.15%		7.87%	to	8.03%
December 31, 2019	969		$19.34	to	$24.05		$22,531	1.19%	1.00%	to	1.65%		7.23%	to	18.25%
December 31, 2018	1,614		$17.45	to	$18.26		$28,795	1.64%	1.15%	to	1.65%		-6.75%	to	-6.28%
December 31, 2017	1,627		$18.71	to	$19.48		$30,976	1.52%	1.15%	to	1.65%		12.49%	to	13.05%

	Vanguard Balanced Index Fund (Institutional Shares)
December 31, 2021	12,043		$17.75	to	$23.44		$227,256	1.46%	1.15%	to	1.20%		12.84%	to	12.90%
December 31, 2020	2,496		$20.49	to	$20.78		$51,864	1.81%	1.20%	to	1.30%		14.90%	to	27.40%
December 31, 2019	3,408		$17.83	to	$17.83		$60,776	2.25%	1.30%	to	1.30%		20.22%	to	20.22%
December 31, 2018	3,545		$11.29	to	$14.83		$52,589	2.18%	1.08%	to	1.32%		-4.08%	to	-3.86%
December 31, 2017	3,752		$11.74	to	$15.46		$57,813	2.08%	1.08%	to	1.40%		12.35%	to	12.64%

	PGIM 60/40 Allocation Fund (Class R6) (available September 29, 2017)
December 31, 2021	5,790		$15.04	to	$15.44		$87,416	7.37%	1.00%	to	1.15%		15.04%	to	15.21%
December 31, 2020	3,733		$13.06	to	$13.40		$48,883	2.31%	1.00%	to	1.15%		9.42%	to	9.59%
December 31, 2019	1,889		$11.11	to	$12.23		$22,630	2.97%	1.00%	to	1.65%		9.29%	to	20.86%
December 31, 2018	385		$9.86	to	$9.86		$3,800	4.27%	1.65%	to	1.65%		-5.67%	to	-5.67%
December 31, 2017	—	(1)	$10.50	to	$10.50	(2)	$3	1.50%	0.00%	to	0.00%	(2)	5.01%	to	5.01%	(2)

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2021 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 1,000 units.
(2)	All units are owned by Prudential and no expenses are charged. Inclusion of expenses in the calculation would result in a reduction in the unit value and total return presented.
(3)	Total return reflects the return had there been contract owners in the subaccount during the period.

A11

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to PRIAC.

Each annuity funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted through the redemptions of units, as detailed in the respective prospectuses. Fees and charges may be reduced or eliminated for certain contracts under which, due to economies of scale and other factors, our administrative costs are reduced.

Insurance and Administrative Charge - The insurance and administrative charge is the combination of the mortality and expense risk charges and the administrative charge deducted by the Account. The insurance and administrative charge is expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each subaccount. The following are the maximum insurance and administrative charges of the respective products, each funded through the Account. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values.

PRSA and PRSA II: 1.60%
PRSA III and PRSA VII: 1.75%
PRSA IV: 1.75% for Plan Type A, 1.50% for Plan Type B
PRSA VI: 1.50%

Contract Maintenance Charge - A contract maintenance charge of up to $150 per year may be assessed on a quarterly basis. Currently, for each annuity funded through the Account, this charge is waived. This charge may vary by contract type.

Guaranteed Benefit Charges - Each annuity funded through the Account offers a standard guaranteed minimum withdrawal benefit named Prudential IncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the Prudential IncomeFlex benefit for the lifetime of an eligible spouse.

For the PRSA and PRSA II, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from the net assets of each subaccount. The maximum charge for the standard Prudential IncomeFlex benefit is 1.45%. The maximum additional charge for the Spousal Prudential IncomeFlex benefit is 0.6%. Therefore, the maximum total charge for the spousal benefit is 2.05%.

For PRSA III, PRSA IV, PRSA VI, and PRSA VII, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charges for Prudential IncomeFlex for the respective products are as follows:

PRSA III: 1.50%
PRSA IV: 1.50% for Plan Type A and Plan Type B
PRSA VI: 1.50%
PRSA VII: 1.50%

These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values.

Transfer Fee - A fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived.

Premium Taxes - Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Account for these tax obligations.

Participant Loan Charges - For PRSA IV, Prudential charges a loan application fee, the greatest of which currently is $100, which is deducted from the participant account at the time the loan is initiated. Prudential also charges a loan maintenance fee, the greatest of which currently is $60 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is
A12

Note 8:    Charges and Expenses (continued)

outstanding and is generally deducted quarterly. Under certain plans, the plan sponsor may pay loan fees, on behalf of participants in PRSA IV.

For PRSA VI, Prudential charges a loan application fee, the greatest of which currently is $50, which is deducted from the participant account at the time the loan is initiated. Prudential also charges a loan maintenance fee, the greatest of which currently is $25 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 9:    Other

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contract owners.

Participant loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Participant loan repayments and interest represent payments made by contract owners to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them. In addition, the balance includes timing related adjustments on contract owners transactions, which are funded by the general account in order to maintain appropriate contract owners account balances.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts within the separate account, in addition to permitted transfers to and from the general account group annuity stable value products.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Receivable from (Payable to) the Prudential Retirement Insurance and Annuity Company represents the amount PRIAC may owe to or expect to receive from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits, and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or (payable to) PRIAC. The receivable/(payable) has no effect on the contract owner’s account or the related unit value.

Note 10:    Subsequent Events

On April 1, 2022, Prudential Financial completed the sale of its equity interest in PRIAC, which includes the Account and contracts, to Great-West Life & Annuity Insurance Company.
A13

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Retirement Insurance and Annuity Company and
the Contract Owners of PRIAC Variable Contract Account A

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of PRIAC Variable Contract Account A indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of PRIAC Variable Contract Account A as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AST Capital Growth Asset Allocation Portfolio (1)	PGIM Balanced Fund (Class Z) (1)
AST Academic Strategies Asset Allocation Portfolio (2)	Vanguard Balanced Index Fund (Institutional Shares) (1)
AST Balanced Asset Allocation Portfolio (1)	PGIM 60/40 Allocation Fund (Class R6) (1)
AST Preservation Asset Allocation Portfolio (1)
(1) Statement of net assets as of December 31, 2021, statement of operations for the year ended December 31, 2021, and statement of changes in net assets for the years ended December 31, 2021 and 2020.
(2) Statement of net assets as of December 29, 2021 (date of liquidation), statement of operations for the period January 1, 2021 to December 29, 2021 and statement of changes in net assets for the period January 1, 2021 to December 29, 2021 and for the year ended December 31, 2020.

Basis for Opinions

These financial statements are the responsibility of Prudential Retirement Insurance and Annuity Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of PRIAC Variable Contract Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of PRIAC Variable Contract Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 13, 2022

We have served as the auditor of one or more of the subaccounts of PRIAC Variable Contract Account A since 2006.
A14

         PRUDENTIAL RETIREMENT INSURANCE
         AND ANNUITY COMPANY

            STATUTORY FINANCIAL STATEMENTS AND
            ADDITIONAL INFORMATION

            December 31, 2021, 2020 and 2019
            and Report of Independent Auditors

Report of Independent Auditors

To the Management and Board of Directors of
Prudential Retirement Insurance and Annuity Company

Opinions

We have audited the accompanying statutory financial statements of Prudential Retirement Insurance and Annuity Company (the "Company"), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the "financial statements").

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Emphasis of Matters

As discussed in Note 8 to the financial statements, the Company has entered into significant transactions with The Prudential Insurance Company of America and other affiliated entities, all related parties. Our opinion is not modified with respect to this matter.

As discussed in Note 1 to the financial statements, all of the outstanding equity interests of the Company were sold to Great-West Life & Annuity Company effective April 1, 2022. Our opinion is not modified with respect to this matter.

As discussed in Note 20 to the financial statements, in 2021 the Company changed its valuation basis for the reserve for a single group annuity contract. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors' Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

a.Exercise professional judgment and maintain professional skepticism throughout the audit.
b.Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
c.Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
d.Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
e.Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental annual statement schedule 1 - selected financial data, supplemental investment risks interrogatories schedule, summary investment schedule and supplemental schedule of reinsurance disclosures (collectively referred to as the "supplemental schedules") of the Company as of December 31, 2021 and for the year then ended are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP
Hartford, Connecticut April 7, 2022

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
	2021	2020
	(in thousands)
ASSETS

Bonds	$22,501,540	$20,712,139
Preferred stocks	—	9,648
Common stocks	5,841	5,812
Mortgage loans on real estate	5,067,369	5,820,056
Cash and short-term investments	921,387	686,293
Derivatives	320,585	390,937
Other invested assets	58,971	281,643
Total cash and invested assets	28,875,693	27,906,528

Accrued investment income	170,348	164,082
Federal income tax receivable	28,736	52,410
Net deferred tax asset	—	31,346
Other assets	56,633	177,389
Separate account assets	71,157,058	60,576,877

TOTAL ASSETS	$100,288,468	$88,908,632

LIABILITIES, CAPITAL AND SURPLUS

Liabilities
Deposit type contracts	$25,985,307	$25,316,049
Future policy benefits and claims	726,672	923,289
Asset valuation reserve	225,711	275,565
Interest maintenance reserve	168,401	92,294
Cash collateral for loaned securities	6	9,698
Derivatives	189,241	293,763
Other liabilities	341,983	265,237
Separate account liabilities	71,155,907	60,575,778
Total liabilities	98,793,228	87,751,673

Capital and Surplus
Common capital stock	2,500	2,500
Gross paid in and contributed surplus	943,498	943,498
Unassigned surplus	549,242	210,961
Total capital and surplus	1,495,240	1,156,959

TOTAL LIABILITIES, CAPITAL AND SURPLUS	$100,288,468	$88,908,632

See Notes to Statutory Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2021	2020	2019
	(in thousands)
REVENUE

Premiums and annuity considerations	$1,744,223	$1,383,257	$1,209,304
Net investment income	701,698	793,302	811,672
Income from separate account investment management fees	360,259	294,479	291,181
Other income	301,829	223,209	234,311
Total Revenue	3,108,009	2,694,247	2,546,468

BENEFITS AND EXPENSES

Annuity benefits	914,680	791,110	732,537
Surrenders, benefits and fund withdrawals	805,195	606,501	509,957
Net change in reserves	(173,238)	78,274	(143)
Commissions	11,278	11,147	10,085
Net transfer to separate accounts	71,011	21,062	29,232
Interest on contracts or deposit-type contract funds	595,169	656,615	696,260
General insurance expenses	491,738	476,587	521,746
Total Benefits and Expenses	2,715,833	2,641,296	2,499,674

Operating gain before income taxes	392,176	52,951	46,794
Income tax expense/(benefit)	24,945	(47,608)	(47,330)

Income from Operations	367,231	100,559	94,124
Net realized capital gains/(losses)	102,979	(80,694)	(56,935)

NET INCOME	$470,210	$19,865	$37,189

CAPITAL AND SURPLUS

Capital and Surplus, beginning of year	$1,156,959	$1,178,002	$1,082,292
Dividend to stockholder	—	(117,000)	(50,000)
Net income	470,210	19,865	37,189
Change in net unrealized capital (losses)/gains	(94,058)	112,439	103,853
Change in net deferred income tax	(63,162)	(8,049)	(1,414)
Change in non-admitted assets	6,644	15,668	33,674
Change in valuation method	(78,000)	—	—
Cumulative effect of change in accounting principles	50,153	—	—
Change in asset valuation reserve	49,854	(37,268)	(6,676)
Other changes, net	(3,360)	(6,698)	(20,916)
Change in unassigned surplus	338,281	(21,043)	95,710
CAPITAL AND SURPLUS, END OF YEAR	$1,495,240	$1,156,959	$1,178,002

See Notes to Statutory Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2021	2020	2019
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES

Premiums and annuity considerations	$1,862,442	$1,374,828	$1,183,581
Net investment income	740,711	812,645	840,132
Other income	582,091	517,390	525,599
Separate account transfers	(70,783)	(21,310)	(29,149)
Benefits and claims paid	(1,936,271)	(1,378,020)	(1,193,750)
Federal income taxes	(11,595)	10,468	51,472
Other operating expenses	(402,715)	(503,129)	(547,875)
Net cash provided by operating activities	763,880	812,872	830,010

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from investments sold, matured, or repaid
Bonds	8,911,894	3,950,021	4,273,551
Stocks	16,144	91,901	6,337
Mortgage loans on real estate	3,125,082	699,693	871,131
Other invested assets	284,977	11,711	4,962
Miscellaneous proceeds	55,006	3,182	13,131
Payments for investments acquired
Bonds	(10,724,489)	(5,048,056)	(3,504,555)
Stocks	(158)	(30,960)	—
Mortgage loans on real estate	(2,347,552)	(1,068,911)	(1,074,900)
Other invested assets	(27,573)	(12,156)	(14,400)
Miscellaneous payments	(98,225)	(65,072)	(44,353)
Net cash (used in)/provided by investing activities	(804,894)	(1,468,647)	530,904

CASH FLOWS FROM FINANCING ACTIVITIES

Dividend to stockholder	—	(117,000)	(50,000)
Net deposits on deposit-type contracts and other insurance liabilities	74,089	1,330,777	(1,124,423)
Other financing activities	202,019	(158,499)	(135,469)
Net cash provided by/(used in) financing activities	276,108	1,055,278	(1,309,892)

Net change in cash and short-term investments	235,094	399,503	51,022
Cash and short-term investments, beginning of year	686,293	286,790	235,768

CASH AND SHORT-TERM INVESTMENTS, END OF YEAR	$921,387	$686,293	$286,790

The Statutory Statement of Cash Flows excludes the following non-cash transactions:

Transfer of other invested assets to an affiliate	$68,701	$—	$—
Asset transfer from bonds to other invested assets	—	21,269	—
Capitalized deferred interest on mortgage loans	—	2,299	—

See Notes to Statutory Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

1. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRINCIPLES

1A. Business
Prudential Retirement Insurance and Annuity Company (the “Company”) is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). On April 1, 2004, Connecticut General Life Insurance Company (“CGLIC”) sold the retirement business of CIGNA Corporation for $2.12 billion to Prudential Insurance. The sale of this business included the purchase by Prudential Insurance of all the shares of CIGNA Life Insurance Company. Concurrent with the acquisition, CIGNA Life Insurance Company entered into reinsurance arrangements with wholly-owned subsidiaries of CIGNA Corporation (collectively, “CIGNA”) to effect the transfer of the retirement business included in the transaction to Prudential Insurance. Subsequent to the sale, the name of CIGNA Life Insurance Company was changed to Prudential Retirement Insurance and Annuity Company.
The Company provides retirement investment and income products and services to public, private, and not-for-profit organizations. Specifically, the Company offers plan sponsors and their participants a broad range of products and services to assist in the delivery and administration of qualified and non-qualified defined contribution and defined benefit retirement plans, including recordkeeping and administrative services, comprehensive investment offerings and advisory services to assist plan sponsors in managing fiduciary obligations. The Company also offers products that provide pension risk transfer solutions, as pension plan sponsors seek to manage their risk exposure.

On July 21, 2021, PFI entered into an agreement with Great-West Life & Annuity Insurance Company (“Great-West”) pursuant to which PFI agreed to sell to Great-West its Full Service Retirement business written by the Company and its parent, Prudential Insurance, primarily through a combination of (i) the sale of all of the outstanding equity interests of certain legal entities, including the Company; (ii) the ceding of certain insurance policies through reinsurance; and (iii) the sale, transfer and/or novation of certain in-scope contracts and brokerage accounts (“The Great-West agreement”). The transaction closed effective April 1, 2022, after receiving all regulatory approvals and satisfying all customary closing conditions.
1B.    Accounting Practices
The Company, domiciled in the state of Connecticut, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department (the “CT Department”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the department.
The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Department. The State of Connecticut requires that insurance companies domiciled in the State of Connecticut prepare their statutory basis financial statements in accordance with NAIC SAP, subject to any deviations prescribed or permitted by the Department (“Connecticut SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed and permitted by the Department.

The following is a summary of accounting practices permitted by the Department and reflected in the Company’s statutory financial statements:

•On June 8, 2004, the Company received the approval of the Department to record the $1.18 billion deferred gain associated with the assumption reinsurance agreements between CGLIC and the Company in the interest maintenance reserve ("IMR") and to amortize the deferred gain in a manner consistent with the relevant annual statement instructions for IMR. On April 1, 2006, in accordance with the approved permitted practice, the Company recorded an additional $127 million deferred gain associated with the defined benefit guaranteed-cost block of business. Had the deferred gains been established as a liability limited to an amortization period of 10 years in accordance with the guidance of SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance” ("SSAP No. 61R"), and not included in the IMR, it would have created a material distortion in the analysis of the adequacy of statutory reserves conducted annually by the Company's Appointed Actuary. Effective December 31, 2021, the permitted practice was discontinued. The net effect of the discontinuance was a $50.3M increase to surplus as of December 31, 2021 that otherwise would have been recorded as an IMR liability under the permitted practice. As illustrated in the reconciliation below, by discontinuing the permitted practice in 2021, the Company's net income and capital and surplus on a Connecticut state basis is now equivalent to the net income and surplus calculated under NAIC SAP.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the Department is shown below:

	SSAP #	F/S Page	F/S Line	12/31/2021	12/31/2020	12/31/2019

				(in thousands)
Net Income, Connecticut state basis (Page 4, Net Income)	XXX	XXX	XXX	$470,210	$19,865	$37,189
State Prescribed Practices that are an increase/(decrease) from NAIC SAP:
State Permitted Practices that are an increase/(decrease) from NAIC SAP:
Deferred Loss Assumption Reinsurance	61R	4	Net investment income	—	(5,496)	(6,413)
Net Income, NAIC SAP	XXX	XXX	XXX	$470,210	$14,369	$30,776

Statutory Surplus, Connecticut state basis (Page 3, Total Capital and Surplus)	XXX	XXX	XXX	$1,495,240	$1,156,959	$1,178,002
State Prescribed Practices that are an increase/(decrease) from NAIC SAP:
State Permitted Practices that are an increase/(decrease) from NAIC SAP:
Deferred Gain from Assumption Reinsurance	61R	3	Interest maintenance reserve	—	50,286	55,782
Statutory Surplus, NAIC SAP	XXX	XXX	XXX	$1,495,240	$1,207,245	$1,233,784

1C.    Use of Estimates

The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

The most significant estimates include those used in determining valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Since the first quarter of 2020, the outbreak of the novel coronavirus ("COVID-19") has resulted in extreme stress and disruption in the global economy and financial markets. While markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the Company's results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in the Company's financial statements in the areas of, among others, i) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality, morbidity and policyholder behavior which are reflected in our insurance liabilities and certain related balances; and ii) investments: increased risk of loss on our investments due to default or deterioration in credit quality or value. The Company cannot predict what impact the COVTD-19 pandemic will ultimately have on its businesses.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

1D.    Accounting Policy

The Company uses the following accounting policies:
(1)Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.

Short-term investments primarily consist of highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.
(2)Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into six categories ranging from highest quality bonds to those in or near default. Bonds rated in the top five categories are generally valued at amortized cost while bonds rated in the lowest category are valued at the lower of amortized cost or fair market value.

The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.

For other than temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss. For loan-backed and structured securities, the cost basis of the bond is written down to the present value of cash flows expected to be collected, discounted at the loan-backed or structured security's effective interest rate.

The Company holds one (1) SVO-Identified bond ETF reported on Schedule D-1. This ETF is reported at fair value, and the Company has made an irrevocable decision to hold this one ETF at systematic value.
Loan-backed and structured securities are primarily carried at amortized cost. For loan-backed and structured securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality loan-backed and structured securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For loan-backed and structured securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.
The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2021 and 2020.

Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities ("CMBS") are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2021 and 2020.

(3)Common stocks include unaffiliated common stocks and investments in subsidiaries. See (6) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends are recognized in "Net investment income" on the ex-dividend date.

(4)Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. See (6) below for information related to investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

preferred stocks to those in or near default. Preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are valued at lower of cost or fair value. For other-than-temporary impairments, the cost basis of the preferred stock is written down to estimated fair market value as a new cost basis and the amount of the write down is recorded for as a realized loss.

(5)Mortgage loans on real estate ("Mortgage loans") are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management as loans when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other than temporary impairments are then recognized as a realized loss in net income.

Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal.
Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.
(6)    Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SCA”), a Replacement of SSAP No. 88 (“SSAP No. 97”). Investments in domestic insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, Business Combinations and Goodwill (“SSAP No. 68”). Investments in foreign insurance subsidiaries are recorded based on audited U.S. GAAP equity adjusted, if needed, to a limited statutory basis of accounting in accordance with paragraph 9 of SSAP No. 97. Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The subsidiaries' change in net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses)”. Dividends or distributions received from the investee are recognized in "Net investment income" when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company's investment. The Company does not have any investments in subsidiaries as defined in SSAP No. 97.

(7)    Other invested assets include the Company's investments in joint ventures, limited liability companies ("LLCs") and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97 or SSAP No. 48 "Joint Ventures, Partnerships and Limited Liability Companies.", depending upon whether the investee is a Subsidiary, Controlled, or Affiliated Entity as defined in SSAP No. 97. These investments are valued based on the underlying audited U.S GAAP equity of the investee, or alternatives permitted by SSAP No.97 and SSAP No. 48, as applicable. Other invested assets also includes receivables for securities and cash collateral for variation margin.

(8)    Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Any derivative premiums that are not paid at inception of the derivative are recorded separately for the estimated fair value of the derivative as a portion of the Payable for Securities or Receivable for Securities line items on the balance sheet. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.” See Note 6 for additional disclosures.

(9)    Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SSAP No. 103"). Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash, and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

GNMA, FNMA and FHLMC and similar securities. The Company typically uses "to be announced" ("TBAs") securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in "Derivatives" with the change in value reported as "Change in net unrealized capital gains (losses)". "Net realized capital gains (losses)" are recorded upon termination of the agreements. Income and expenses related to these transactions used to earn spread income are reported as “Net investment income.”

(10) Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. A liability to return collateral received is reported in “Cash collateral for loaned securities”. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.”

(11) Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. Investments carried at amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Under SAP, several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:

a)    the reasons for the decline in value (credit event, currency or interest related, including general spread widening);
b)    a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;
c)    a company’s intent to sell its investment before recovery of the cost of the investment;
d)    the financial condition of and near-term prospects of the issuer; and
e)    for stocks, the extent and duration of the decline.

For bonds, excluding loan-backed and structured securities, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within "Net realized capital gains (losses)" and applied to the AVR, and interest related impairments are directly applied to the IMR, on an after-tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes) which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.

The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the estimated fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

For loan-backed and structured securities, when an-other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security's effective interest rate. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to the fair value basis.
For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within "Net realized capital gains (losses)" to the estimated fair value, which reduces the cost basis. Impairment losses on stocks are applied to the AVR as they are not interest rate related. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.
(12) Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration and surrender charges on the accounts are included in "Income from separate account investment management fees" and “Other income” on the Statutory Statement of Operations and Changes in Capital and Surplus. Separate Account premiums are income transfers to the separate account, while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through "Net transfer to separate accounts" in the Statutory Statements of Operations and Changes in Capital and Surplus. Accrued separate account transfer activity is recorded through "Other liabilities" on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus page.
(13) Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.
(14) Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractual guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate in light of the assets supporting them.
(15) Asset valuation reserve ("AVR") is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.
(16) Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. The deferred tax asset is subject to admissibility limits.
(17) The Company participates in reinsurance and follows the accounting and reporting principles in Statement of Statutory Account Principle No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.
(18) Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to "Deposit-type contracts", and are not reported as revenue.
(19) "Other assets" include premiums due and deferred, receivables from parents, subsidiaries, and affiliates, and guaranty funds receivable or on deposit. "Other liabilities" include general expenses due and accrued, life contract claims, payables to parent, subsidiaries, and affiliates, payable for securities, liability collateral related to derivatives, amounts withheld or retained by company as agent or trustee and remittances and items not allocated.
(20) The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the "Manual") reporting differs from accounting principles generally accepted in the United States of America (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
NAIC SAP is considered to be more conservative than GAAP in certain respects and attempts to determine at the financial statement date an insurer’s ability to pay claims in the future. GAAP, on the other hand, is focused on measurement of emerging earnings of a business from period to period, by matching revenue to expense.
    NAIC SAP and Connecticut SAP differ from GAAP in certain aspects, which in some cases may be material. The primary differences between SAP and GAAP are noted below:

•Under SAP, financial statements of entities where the Company has a controlling financial interest are reported using the statutory equity method of accounting. Under GAAP, financial statements of entities where the Company has a controlling financial interest are consolidated into the Company’s financial statements.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

•Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are expensed when incurred; under GAAP, certain costs are deferred and amortized either over the expected lives of the contracts or based on the level and timing of either gross margins, gross profits or gross premiums, depending on the type of contract.

•Under SAP, the Commissioner Reserve Valuation Method ("CRVM") is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation.

•Under SAP, the Commissioner Annuity Reserve Valuation Method ("CARVM") is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, in addition to liabilities for certain guarantees under variable annuity contracts.

•Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets. Also, the SAP criteria for determining whether reinsurance contracts qualify for reinsurance accounting differ from GAAP. As a result, certain contracts that qualify for reinsurance accounting under SAP are accounted for as deposits under GAAP.

•Under SAP, deposits to universal life contracts are credited to revenue; under GAAP, such deposits are reported as increases to the policyholder account balances.

•Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” and, accordingly, premiums associated with these contracts are reported as revenues. Under GAAP, deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, deposits related to those investment contracts are not reported as revenues. Under GAAP, amounts received for investment contracts are not reported as policy liabilities and insurance reserves.

•Under SAP, there is no concept of value of business acquired (“VOBA”); under GAAP, VOBA is recorded as an asset or an additional liability.

•Under SAP, an IMR is established to capture realized investment gains and losses, net of tax, on the sale of bonds and interest-related other-than-temporary impairment of bonds resulting from changes in the general levels of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold or impaired; under GAAP, no such reserve is required.

•Under SAP, AVR based upon a formula prescribed by the NAIC is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

•Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•Under SAP, changes in fair value of equity investments and derivatives not in hedging relationships are reported in surplus; under GAAP, changes in fair value of these items are reported in net income.

•Under SAP, an extraordinary distribution approved by the Company’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when the Company has undistributed retained earnings.

•Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill has no accessibility limits, is subject to impairment testing and not amortized.

•Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; where as under GAAP, changes in deferred taxes are generally recorded in income tax expense. In addition, the deferred tax asset under SAP is subject to admissibility limits.

•Under SAP, interest-related other-than-temporary impairments for bonds are determined based primarily upon the Company’s intent to sell or inability to assert its intent and ability to hold the security until recovery; under GAAP, other than-temporary

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

impairments for debt securities are based primarily upon whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis.

•Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered "life contracts" and, accordingly, premiums associated with these contracts are reported as revenues. Under GAAP, the Company's deferred annuities are classified as either 'insurance contracts' or 'investment contracts' and accordingly, for those annuities classified as investment contracts, premiums are not reported as revenues under GAAP. Amounts received for investment contracts are not reported as policy liabilities and insurance revenues.

•Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows Accounting Standards Codification (“ASC”) 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded within “Realized investment gains (losses).”

•Under SAP, for option contracts where the payment or receipt of premiums is deferred until contract maturity (“deferred premiums”), these premium amounts are recorded separately from the fair value of the derivative reported on the balance sheet. Under GAAP, these “deferred premiums” are incorporated into the fair value of the derivative reported on the balance sheet.

•Under SAP, an other-than-temporary impairment for bonds (excluding loan-backed and structured securities) is measured as the difference between amortized cost and fair value. Under GAAP, credit losses are measured as the difference between amortized cost and the net present value of future expected cash flows (“NPV”), this NPV may differ from fair value.

•Under SAP, credit losses are recorded when incurred; under GAAP, credit losses on certain assets are estimated using a new current expected credit loss (“CECL”) model that estimates future losses over the life of the asset based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect collectability of the reported amounts. Prior to the adoption of CECL in 2020, credit losses were recorded when incurred.

•Under SAP, certain assets designated as nonadmitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

1E.    Income Taxes
The Company files a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes ("SSAP No. 101"), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted deferred tax asset (“DTA”). In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

In March 2020, in response to the COVID-19 pandemic, Congress enacted the CARES Act. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”) originating in 2018, 2019 or 2020 to carry back those losses for up to five years. See “Income Taxes” in Note 7 to the Consolidated Financial Statements for more information.

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
The State of Connecticut requires that insurance companies domiciled in the State of Connecticut prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures manual (the "Manual"), subject to any deviations prescribed or permitted by the Department.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

In the fourth quarter 2021, the Company identified and corrected reserves related to Group Annuity Contracts that were understated in the prior year by $0.2 million. The correction was recorded in "Other changes, net" in the Statutory Statements of Operations and Changes in Capital and Surplus.

In the first quarter of 2021, the Company determined that federal income taxes were understated by $2.4 million in the prior year. A correction for this amount was recorded through "Other changes, net" in the Statutory Statements of Operations and Changes in Capital and Surplus.

During the second quarter of 2020, it was determined that reserves related to Group Annuity Contracts were understated in the prior year by $7 million. A correction related to the prior year was recorded through "Other changes, net" in the Statutory Statements of Operations and Changes in Capital and Surplus.

In January 2021, the NAIC extended the expiration dates of INT 20-03 and INT 20-07. INT 20-03 provided relief for mortgage loan restructurings that meet certain criteria and are due to COVID-19 to not be assessed as a troubled debt restructuring ("TDR"). INT 20-07 provided relief for the debt security restructurings that meet certain criteria and are due to COVID-19 to not be classified as minor modifications. The Company elected to apply this relief pursuant to these INT's in 2021.

In July 2020, the NAIC revised SSAP No. 86, “Derivatives” (“SSAP No. 86”) to clarify that the reporting of derivatives with financing premiums should exclude financing components. The revisions require the present value of the derivative premium receivable (and/or payable) to be separately reported, and it proposes these additional data elements be factored into the counterparty risk assessment for RBC calculations. The Company has adopted the revised guidance.

In 2020, the NAIC revised SSAP No. 2R, “Cash, Cash Equivalents, Drafts and Short-Term Investments”, and SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (“SSAPs No. 2R, and No. 103R”). The revisions incorporate concepts that will restrict the classification of rolling related party or affiliated investments as cash equivalents or short-term investments. The investment schedule will identify investments (or substantially similar investments) that remain on the short-term and cash equivalent schedules for more than one consecutive year. The Company has adopted the revised guidance and enhanced the investment disclosures for annual periods ending December 31, 2020.

In April 2020, the NAIC adopted the overall guidance in FASB ASU 2020-04 – Reference Rate Reform (Topic 848) which provides an optional expedient, allowing for the continuation of certain contracts that are modified in response to reference rate reform. Additionally, it provides waivers from recognizing hedging transactions, and exceptions for assessing hedge effectiveness as a result of transitioning away from certain interbank offering rates. The Company has elected to prospectively apply this guidance.

In May 2020, the NAIC revised SSAP No. 26R “Bonds” (“SSAP No. 26R”) by incorporating a new footnote to clarify that if a debt instrument has been modified in accordance with SSAP No. 36, “Troubled Debt Restructuring” or SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, the assessment of other-than-temporary impairment (“OTTI”) shall be based on modified contractual terms of the debt instrument and it did not have a material effect on the financial statements. There is no impact to the Company’s OTTI assessment as such clarification is consistent with the Company’s pre-existing OTTI policy for the debt instruments in the scope of SSAP No. 26R.

In 2020, the NAIC revised SSAP No. 32, Preferred Stock. The revisions update the definitions as well as measurement, dividend and impairment guidance for preferred stock and clarify the application of SSAP No. 32 in conjunction with SSAP No. 48, JVs, Partnerships and LLCs, and SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities. The Company adopted the revised guidance for period starting on January 1, 2021. The adoption of this guidance did not have a material impact to the Company.

3.    INVESTMENTS

3A.      Bonds and stocks

The Company invests in both investment grade and non-investment grade public and private bonds. The Securities Valuation Office (“SVO”) evaluates the investments of insurers for statutory reporting purposes and assigns bonds to one of twenty categories called “NAIC Designations”. In general, NAIC Designations of "1A" through "1G" highest quality or "2A" through "2C" high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody's or BBB- or higher by Standard & Poor’s. NAIC Designations of "3A" through "6" generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody's and BB+ or lower by Standard & Poor’s. Securities in these lowest ten categories approximated 3.32% and 5.82% of the Company’s bonds at December 31, 2021 and 2020, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including the Company’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis.

The following tables set forth additional information relating to bonds and unaffiliated preferred stocks as of the dates indicated:

	December 31, 2021
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in thousands)
Bonds
U.S. governments	$212,574	$2,716	$1,232	$214,058
All other governments	662,954	5,099	6,354	661,699
States, territories, and possessions	21,467	4,497	—	25,964
Political subdivisions	8,258	2,560	—	10,818
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies	789,813	74,625	1,265	863,173
Hybrid securities	23,334	1,309	—	24,643
Industrial & miscellaneous (unaffiliated)	20,779,266	568,466	121,809	21,225,923
Parent - subsidiaries and affiliates	—	—	—	—
Unafilliated Bank Loans	3,874	455	—	4,329
Total bonds	$22,501,540	$659,727	$130,660	$23,030,607

Unaffiliated Preferred Stocks
Redeemable	$—	$—	$—	$—
Total unaffiliated preferred stocks	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	December 31, 2020
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in thousands)
Bonds
U.S. governments	$51,747	$4,379	$—	$56,126
All other governments	345,306	11,727	261	356,772
States, territories, and possessions	25,162	6,022	—	31,184
Political subdivisions	8,252	3,314	—	11,566
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies	1,035,924	105,509	633	1,140,800
Hybrid securities	28,533	3,942	—	32,475
Industrial & miscellaneous (unaffiliated)	19,117,215	1,216,640	13,469	20,320,386
Parent - subsidiaries and affiliates	100,000	8,125	—	108,125
Total bonds	$20,712,139	$1,359,658	$14,363	$22,057,434

Unaffiliated Preferred Stocks
Redeemable	$9,648	$435	$—	$10,083
Total unaffiliated preferred stocks	$9,648	$435	$—	$10,083

The following table sets forth carrying amount and estimated fair value of bonds, including short-term, bonds by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, and other loan-backed and structured securities are shown separately in the table below, as they do not have a single maturity date.

	December 31, 2021
	Carrying Amount	Estimated Fair Value
	(in thousands)

Due in one year or less	$1,323,749	$1,333,198
Due after one year through five years	7,509,728	7,757,205
Due after five years through ten years	7,407,120	7,382,751
Due after ten years	1,102,636	1,258,845
	$17,343,233	$17,731,999

Asset-backed securities	$2,265,906	$2,283,286
Commercial mortgage-backed securities	2,065,841	2,107,181
Residential mortgage-backed securities	684,131	712,074
Other loan-backed and structured securities	258,818	312,426
Total	$22,617,929	$23,146,966

Proceeds from the sale of bonds were $5,167,669 thousand, $1,011,627 thousand and $1,990,035 thousand for the years ended December 31, 2021, 2020 and 2019, respectively. Gross gains of $227,468 thousand, $32,636 thousand and $22,853 thousand and gross losses of $44,419 thousand, $7,262 thousand and $14,276 thousand were realized on sales during the years ended December 31, 2021, 2020 and 2019, respectively.

Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $4,502 thousand, $34,611 thousand and $36,239 thousand for the years ended December 31, 2021, 2020 and 2019, respectively. There were no impairments recorded for common and preferred stocks for the years ended December 31, 2021, 2020 and 2019.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following table sets forth the cost and fair value of bond and stock lots held for which the estimated fair value has temporarily declined and remained below cost as of the dates indicated.

	December 31, 2021
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in thousands)
Bonds	$9,932,529	$9,778,141	$(154,388)	$438,995	$415,952	$(23,043)
Unaffiliated preferred and common stocks	—	—	—	—	—	—
Total	$9,932,529	$9,778,141	$(154,388)	$438,995	$415,952	$(23,043)

	December 31, 2020
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in thousands)
Bonds	$864,717	$855,518	$(9,199)	$899,266	$870,923	$(28,343)
Unaffiliated preferred and common stocks	—	—	—	—	—	—
Total	$864,717	$855,518	$(9,199)	$899,266	$870,923	$(28,343)

These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflect the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, it was concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2021 or 2020. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2021, the Company did not intend to sell these bonds, and it is not more likely than not that we will be required to sell these bonds or stocks before the anticipated recovery of the remaining cost basis.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

3B.    Mortgage Loans

The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2021 were: Agricultural loans 2.90% and 2.90%; Commercial loans 4.40% and 1.20%. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2020 were: Agricultural loans 3.53% and 2.90%; Commercial loans 4.90% and 0.99%. For the years ended December 31, 2021 and 2020 there were no purchase money mortgages loaned.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 80%. The mortgage loans were geographically dispersed or distributed throughout the United States, with the largest concentrations in Texas (18.21%), California (15.22%) and Washington (6.69%) and included loans secured by properties in Europe, Canada, and Mexico as of December 31, 2021. As of December 31, 2020, the largest concentrations were in California (19.15%), Texas (11.44%), and Washington (7.39%) and included loans secured by properties in Europe, Australia and Canada.

There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of December 31, 2021 and December 31, 2020.

The Company invests in investment grade and below investment grade mortgage loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $5,065,967 thousand of investment grade mortgage loans and $1,402 thousand of below investment grade mortgage loans as of December 31, 2021. There were $5,797,679 thousand of investment grade mortgage loans and $22,377 thousand of below investment grade mortgage loans as of December 31, 2020.
The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans that are determined to be impaired as a result of our loan review process. We define an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific allowance is based on our assessment as to ultimate collectability of loan principal and interest. Valuation allowances for an impaired loan are recorded based on the present value of expected future cash flows discounted at the loan’s effective interest rate or based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for commercial mortgage and other loans can increase or decrease from period to period based on these factors.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

December 31, 2021
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
($ in thousands)
Recorded Investment (All)
Current	$18,144	$—	$—	$—	$5,049,225	$—	$5,067,369
30-59 days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	—	—	—	—	—	—	—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%
Participant of Co-Lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	$—	$—	$—

December 31, 2020
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
($ in thousands)
Recorded Investment (All)
Current	$303,980	$—	$—	$—	$5,516,076	$—	$5,820,056
30-59 days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	—	—	—	—	—	—	—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%
Participant of Co-Lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	$45,148	$—	$45,148

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The Company did not have investments in impaired loans with or without allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan as of both December 31, 2021 and 2020.

The Company did not recognize income from impaired loans using a cash-basis method of accounting for the years ended December 31, 2021 and 2020.

The Company did not have allowances for credit losses as of both December 31, 2021 and 2020.

The Company did not have mortgage loans recognized as a result of foreclosures as of both December 31, 2021 and 2020.

Please refer to Note 1D for the Company's policy for recognizing interest income on impaired loans.

3C.    Loan-Backed Securities

The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities were obtained from broker dealer survey values or internal estimates.

As of December 31, 2021, the Company had no loan-backed securities, within the scope of SSAP No. 43R, "Loan-backed and Structured Securities" with a recognized other-than-temporary impairment classified on the basis of either; a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

The following table sets forth the amounts recorded in compliance with SSAP No. 43R for the year ended:

December 31, 2021
(in thousands)
Cusip	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Presented Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
126671PP5	$12	$12	$—	$12	$12	1Q21
45254TKF0	680	579	101	579	579	2Q21
45254TKF0	560	551	9	551	551	3Q21
449670EP9	2,114	2,102	12	2,102	2,100	3Q21
45254TKF0	542	534	8	534	534	4Q21
Total	$3,908	$3,778	$130	$3,778	$3,776

As of December 31, 2021, the following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2021	December 31, 2020
	(in thousands)
a. Aggregate amount of unrealized losses:
1. Less than 12 Months	$(15,530)	$(1,106)
2. 12 Months or More	$(1,775)	$(2,710)

b. Aggregate related fair value of securities of unrealized losses:
1. Less than 12 Months	$1,772,223	$513,412
2. 12 Months or More	$32,165	$496,706

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Other-than-temporary impairment decisions are based upon a detailed analysis of a security's underlying credit and cash flows.

3D.    Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending

The Company conducts asset-based or secured financing transactions such as securities lending and repurchase agreements, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios of our domestic insurance entities. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, we believe there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored in order to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.
Securities Lending
Securities lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.
In the General Account, fair value of cash collateral received of $6 thousand and $9,698 thousand were invested in “Bonds” and “Cash and short-term investments” as of December 31, 2021 and 2020, respectively. This collateral is not restricted. The fair value of securities on loan was $5 thousand and $9,503 thousand as of December 31, 2021 and 2020, respectively. A liability to return capital of $6 thousand and $9,698 thousand is included in “Cash collateral for loaned securities” as of December 31, 2021 and 2020, respectively. There was no non-cash collateral not reflected in the Assets and Liabilities, and Capital and Surplus. There was no collateral that extends beyond one year.

In the Separate Accounts, cash collateral received of $18,135 thousand and $17,449 thousand was invested in cash and short-term investments as of December 31, 2021 and 2020, respectively. This is not included on the balance sheet in assets or cash collateral for loaned securities. This collateral is not restricted. The fair value of the securities on loan was $17,749 thousand and $17,134 thousand as of December 31, 2021 and 2020, respectively. A collateral liability of $18,135 thousand and $17,449 thousand is included in “Separate account liabilities” as of December 31, 2021 and 2020, respectively.

Securities lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.

Collateral Received

For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth "Cash collateral for loaned securities" as of the dates indicated:

	December 31, 2021	December 31, 2020
	Fair Value	Fair Value
(in thousands)
Securities Lending:
Open	$6	$9,698
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	$6	$9,698
Securities Received	—	—
Total Collateral Received	$6	$9,698

The aggregate fair value of all securities acquired from the use of the reinvested collateral was $1,238 thousand and $10,883 thousand as of December 31, 2021 and 2020 respectively.

In some instances, cash received is invested in cash equivalents, short-term, and long-term bonds.

The Company did not have any securities lending transactions administered by an affiliate agent in which one line reporting of the reinvested collateral is used as of December 31, 2021 and 2020.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Collateral Reinvestment

The following tables set forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2021		December 31, 2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Securities Lending:
Open	$—	$—	$—	$—
30 Days or Less	1,082	1,082	7,724	7,724
31 to 60 Days	76	76	998	998
61 to 90 Days	80	80	421	421
91 to 120 Days	—	—	146	146
121 to 180 Days	—	—	711	712
181 to 365 Days	—	—	781	787
1 to 2 years	—	—	95	95
2 to 3 years	—	—	—	—
Greater than 3 years	—	—	—	—
Subtotal	$1,238	$1,238	$10,876	$10,883
Securities Received	—	—	—	—
Total Collateral Reinvested	$1,238	$1,238	$10,876	$10,883

The Company did not accept collateral that can be sold or repledged, it only accepts cash collateral.

The Company had no securities lending transactions that extend beyond one year from the reporting date as of both December 31, 2021 and 2020.

    Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing

For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2021, the Company has sufficient assets to cover its secured borrowing liability.
The following table sets forth the reverse repurchase agreements that were tri-party trades as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in thousands)
Open - No Maturity	$—	$—	$—	$—
Overnight	200,000	—	170,000	—
2 Days to 1 Week	185,000	185,000	150,000	—
>1 Week to 1 Month	—	—	—	—
>1 Month to 3 Months	—	—	—	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The Company did not have any securities sold or outstanding for which the repo agreement defaulted as of both December 31, 2021 and 2020.

The following table sets forth the fair value of securities acquired under repos as of the dates indicated:

	December 31, 2021	December 31, 2020
	Fair Value	Fair Value
	(in thousands)
Maximum Amount	$200,000	$170,000
Ending Balance	185,000	—

The securities acquired were bonds with a designation of NAIC 1 with a fair value of $185,000 thousand as of December 31, 2021. There were no securities acquired as of December 31, 2020.

The following table sets forth the fair value of the security collateral pledged as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in thousands)
Cash	$—	$—	$—	$—
Securities (FV)	203,521	188,701	173,400	—
Securities (BACV)	—	—	—	—

The following table sets forth the allocation of aggregate collateral pledged by remaining contractual maturity as of the dates indicated:

	December 31, 2021		December 31, 2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
(in thousands)
Overnight and Continuous	$—	$—	$—	$—
30 Days or Less	188,701	188,701	—	—
31 to 90 Days	—	—	—	—
Greater than 90 Days	—	—	—	—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the recognized receivable for the return cash collateral as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in thousands) (in thousands)
Cash	$200,000	$185,000	$170,000	$—
Securities (FV)	—	—	—	—

The following table sets forth the total liability recognized to return collateral (repo securities sold/acquired with securities collateral) as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in thousands)
Repo Securities Sold/Acquired with Cash Collateral	$200,000	$185,000	$170,000	$—
Repo Securities Sold/Acquired with Securities Collateral (FV)	—	—	—	—

3E. Other Invested Assets
The following table sets forth the composition of the Company's other invested assets, as of the dates indicated:

	December 31, 2021		December 31, 2020
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in thousands)

Joint ventures and limited partnerships - fixed income	$—	0%	$116,001	41%
Joint ventures and limited partnerships - common stock	—	0%	58,751	21%
Joint ventures and limited partnerships - other	—	0%	35,672	13%
Subtotal - Other invested assets	$—	0%	$210,424	75%
Receivables for securities	20,433	35%	53,443	19%
Cash collateral for variation margin	38,538	65%	17,776	6%
Total Other invested assets	$58,971	100%	$281,643	100%

3F.    Other Investment Disclosures
Troubled Debt Restructuring
The Company did not have debt restructuring that required disclosure as of both December 31, 2021 and 2020.

Reverse Mortgages
The Company did not have reverse mortgages that required disclosure as of both December 31, 2021 and 2020.

Low-Income Housing Tax Credits (LIHTC)

The Company did not have investments in low-income housing tax credits that required disclosure as of both December 31, 2021 and 2020.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Restricted Assets

The following tables set forth Restricted Assets (including Pledged) as of the dates indicated:

	December 31, 2021
Restricted Asset Category	Gross (Admitted & Nonadmitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in thousands)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	4	—	18,135	—	18,139	—	18,139	0.0%	0.0%
Subject to repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to reverse repurchase agreements	185,000	—	—	—	185,000	—	185,000	0.2%	0.2%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—	—	—	0.0%	0.0%
FHLB capital stock	5,841	—	—	—	5,841	—	5,841	0.0%	0.0%
On deposit with state	7,978	—	—	—	7,978	—	7,978	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral not captured in other categories	876,636	—	98,405	—	975,041	—	975,041	1.0%	1.0%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$1,075,459	$—	$116,540	$—	$1,191,999	$—	$1,191,999	1.2%	1.2%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated.

	December 31, 2021
Restricted Asset Category	Gross (Admitted & Nonadmitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in thousands)
Derivatives Collateral	$75,314	$—	$98,405	$—	$173,719	$—	$173,719	0.2%	0.2%
Derivatives Trust	16,818	—	—	—	16,818	—	16,818	0.0%	0.0%
Reinsurance Trust Assets	784,504	—	—	—	784,504	—	784,504	0.8%	0.8%
Total	$876,636	$—	$98,405	$—	$975,041	$—	$975,041	1.0%	1.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following tables set forth the Collateral Received and Reflected as Assets within the Company's Financial Statements as of the date indicated:

	December 31, 2021
	Booked/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in thousands)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$1,230	$1,230	0.0%	0.0%
Bonds	784,512	1,085,892	2.7%	2.7%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	30,971	0.0%	0.0%
Total General Account	$785,742	$1,118,093	2.7%	2.7%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$—	$—	0.0%	0.0%
Bonds	—	5,057	0.0%	0.0%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	18,135	18,135	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	508	0.0%	0.0%
Total Separate Account	$18,135	$23,700	0.0%	0.0%

	December 31, 2021
	Amount	% of Liability to Total Liabilities
	($ in thousands)
Recognized Obligation to Return Collateral Asset (General Account)	$6	0.0%
Recognized Obligation to Return Collateral Asset (Separate Account)	$18,135	0.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	December 31, 2020
Restricted Asset Category	Gross (Admitted & Nonadmitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in thousands)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	9,057	—	17,448	—	26,505	—	26,505	0.1%	0.1%
Subject to repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale	—	—	—	—	—	—	—	0.0%	0.0%
FHLB capital stock	5,812	—	—	—	5,812	—	5,812	0.0%	0.0%
On deposit with state	8,205	—	—	—	8,205	—	8,205	0.0%	0.0%
On deposit with other regulatory body	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral not captured in other categories	865,164	—	53,175	—	918,339	—	918,339	1.0%	1.0%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$888,238	$—	$70,623	$—	$958,861	$—	$958,861	1.1%	1.1%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated.

	December 31, 2020
Restricted Asset Category	Gross (Admitted & Nonadmitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
($ in thousands)
Derivatives Collateral	$36,737	$—	$53,175	$—	$89,912	$—	$89,912	0.1%	0.1%
Derivatives Trust	22,581	—	—	—	22,581	—	22,581	0.0%	0.0%
Reinsurance Trusts	805,846	—	—	—	805,846	—	805,846	0.9%	0.9%
Total	$865,164	$—	$53,175	$—	$918,339	$—	$918,339	1.0%	1.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following tables set forth the Collateral Received and Reflected as Assets within the Company's Financial Statements as of the date indicated:

	December 31, 2020
	Booked/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in thousands)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$10,091	$10,092	0.0%	0.0%
Bonds	780,324	806,638	2.8%	2.8%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	(1)	126,499	0.0%	0.0%
Total General Account	$790,414	$943,229	2.8%	2.8%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$—	$—	0.0%	0.0%
Bonds	—	—	0.0%	0.0%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	17,448	17,449	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	2,577	0.0%	0.0%
Total Separate Account	$17,448	$20,026	0.0%	0.0%

	December 31, 2020
	Amount	% of Liability to Total Liabilities
	($ in thousands)
Recognized Obligation to Return Collateral Asset (General Account)	$9,698	0.0%
Recognized Obligation to Return Collateral Asset (Separate Account)	$17,449	0.0%

Net Investment Income

Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.

Income is not accrued on bonds in or near default and is excluded from "Net investment income". Bond income not accrued was $30 thousand, $8,953 thousand and $9,866 thousand for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company did not have any interest on mortgage loans over ninety days due for the years ended December 31, 2021, 2020 and 2019.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth "Net investment income" for the years ended December 31:

	2021	2020	2019
	(in thousands)

Bonds	$627,651	$679,002	$722,335
Stocks	309	3,071	2,976
Mortgage loans	187,675	198,563	208,155
Cash and short-term investments	2,466	5,919	4,119
Other investments	44,653	71,570	44,703
Total gross investment income	$862,754	$958,125	$982,288
Less: investment expenses	191,112	157,190	159,781
Net investment income before amortization of IMR	671,642	800,935	822,507
Amortization of IMR	30,056	(7,633)	(10,835)
Net investment income	$701,698	$793,302	$811,672

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth "Net realized capital (losses)", for the years ended December 31:

	2021	2020	2019
	(in thousands)

Bonds	$165,374	$1,288	$(29,220)
Preferred stocks and common stocks	6,367	—	203
Mortgage loans on real estate	82,975	(1,191)	(16,762)
Derivative instruments	(18,330)	(45,417)	(50,907)
Other	51,855	530	(1,226)
Gross realized capital losses	$288,241	$(44,790)	$(97,912)
Less: capital gains tax (expense) benefit	7,994	(6,624)	(6,896)
Less: IMR transfers, net of tax	177,268	42,528	(34,081)
Net realized losses	$102,979	$(80,694)	$(56,935)

Sub-prime Mortgage Related Risk Exposure

While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages, that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.

The Company did not have direct exposure through investments in sub-prime mortgage loans.

The Company’s exposure to sub-prime mortgage loans is through other investments. The following tables set forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

	December 31, 2021
	Actual Cost	Book/Adjusted Carrying Value	Fair Value	Other Than Temporary Impairment Losses Recognized
	(in thousands)
Residential mortgage-backed securities	$18,306	$18,306	$20,777	$12
Total	$18,306	$18,306	$20,777	$12

	December 31, 2020
	Actual Cost	Book/Adjusted Carrying Value	Fair Value	Other Than Temporary Impairment Losses Recognized
	(in thousands)
Residential mortgage-backed securities	$25,165	$25,165	$30,658	$3
Total	$25,165	$25,165	$30,658	$3

The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.

The Company did not have underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Netting and Offsetting of Assets and Liabilities

The Company did not have any applicable transactions that are offset and reported net in accordance with SSAP No. 64, “Offsetting and Netting of Assets and Liabilities.”

5* Securities

The following table sets forth the NAIC 5* securities as of the dates indicated:

	December 31, 2021			December 31, 2020
	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value

Investment:			(in thousands)
Bonds	$—	$—	$—	$2	$1,311	$1,230
Loaned-backed and structured securities	—	—	—	5	312	266
Total	$—	$—	$—	$7	$1,623	$1,496

The following table sets forth the prepayment penalty and acceleration fees for the years ended December 31:

	2021		2020		2019
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

	(in thousands)
Prepayment Penalty and Acceleration Fees
Number of CUSIPs	102	184	92	—	105	—
Aggregate amount of investment income	$37,866	$6,722	$38,195	$—	$25,606	$—

Information about financial instruments with off-balance sheet risk and financial instruments with concentrations of credit risk

During the normal course of its business, the Company utilizes financial instruments with off-balance sheet risk such as commitments. Commitments primarily include commitments to originate mortgage loans and to fund investments in private placement securities, limited partnerships and other investments. These commitments were $21,956 thousand and $596,536 thousand as of December 31, 2021 and 2020, respectively.

The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $225,000 million and $0 million at December 31, 2021 and 2020, respectively. The credit default swaps generally have maturities of five years or less.

4.    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 7, 2022, the date these audited financial statements were issued to the U.S. State Insurance Regulators.
There were no subsequent events to report.
Type 2 – Non recognized Subsequent Events:
Subsequent events have been considered through April 7, 2022, the date these audited financial statements were issued to the U.S. State Insurance Regulators.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

In March 2022, the Company paid an ordinary cash dividend of $150 million to its parent, Prudential Insurance, which was approved by the Department in March 2022.

Please see Note 1a for an update on the Great-West agreement which closed on April 1, 2022. Please refer to Note 19 for information related to a Novation of Annuity Contracts that transpired in the first quarter of 2022.

5.    REINSURANCE
The Company entered into assumption reinsurance in conjunction with the acquisition of CIGNA’s retirement business. There are a series of reinsurance agreements, which were utilized to affect the transfer of the retirement business to the Company in 2004. The reinsurance arrangements between the Company and CIGNA included coinsurance-with-assumption, modified-coinsurance-with-assumption, indemnity coinsurance, and modified-coinsurance-without-assumption.

Since 2011, the Company has entered into several reinsurance agreements to assume longevity risk associated with the pension benefits in the United Kingdom. Under these agreements, the Company assumes the longevity risk associated with a share of the block of lives. The specific terms of different transactions could vary; however, the essence of the transactions is that the ceding insurers cede scheduled monthly premiums including reinsurance fees to PRIAC. In exchange, PRIAC pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. As of December 31, 2021 and December 31, 2020, the Company has reserves of $0 and $126,759 thousand respectively, to cover the longevity risk associated with the pension benefits. Please see Note 19 for information related to the novation of the Longevity Risk Transfer ("LRT" business) excluded business.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements.

The amounts related to reinsurance agreements as of and for the years ended December 31 are as follows:

	Policy and Claim Reserves		Premiums
	2021	2020	2021	2020	2019
		(in thousands)
Assumed from affiliated insurers	$—	$—	$—	$—	$—
Assumed from unaffiliated insurers	604,494	793,954	843,443	700,385	630,806
Total reinsurance assumed	$604,494	$793,954	$843,443	$700,385	$630,806
Ceded to affiliated insurers	$—	$—	$—	$—	$—
Ceded to unaffiliated insurers	38	8	—	—	—
Total reinsurance ceded	$38	$8	$—	$—	$—

6.    DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage market risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it owns or anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company's use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.

The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Upon termination of a derivative that qualified for hedge accounting, the gain or loss is usually reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The qualifying cash flow hedges are related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments and certain forecasted transactions. The maximum length of time for which these variable cash flows are hedged was 37 years and 38 years, as of December 31, 2021 and December 31, 2020, respectively.

To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in "Change in net unrealized capital gains (losses)" without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in "Net investment income". Upon termination of the derivative that does not qualify for hedge accounting, the gain or loss is included in '”Net realized capital gains (losses)”. In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.

Types of Derivative Instruments and Derivative Strategies

Derivative instruments used by the Company include currency swaps, currency forwards, interest rate swaps, interest rate options, total return swaps, treasury futures, equity options (including rights and warrants), equity futures, and credit default swaps. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. In measuring effectiveness, with respect to certain hedge relationships, the Company’s risk management strategy may define specific risk being hedged and it may exclude specific components of derivatives gains or losses unrelated to the defined risk; such excluded components are recognized in “Change in net unrealized capital gains” over the term of the hedge relationship.

Interest Rate Contracts

Interest rate swaps, options, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount.

In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and receives/posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Foreign Exchange Contracts

Currency derivatives, including currency forwards and currency swaps, are used to reduce risks from fluctuations in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Equity Contracts
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.
Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).” The Company also uses credit default swaps to hedge exposures in its investment portfolios. Such contracts are not designated as replications, and they are used in relationships that do not qualify for hedge.
Credit derivatives, where the Company has written credit protection on a certain index references with notional amounts of $225 million and $0 million, reported at fair value as an asset of $6 million and $0 million as of December 31, 2021 and 2020, respectively. As of December 31, 2021, the Company had $225 million notional in NAIC 3. NAIC designations are based on the lowest rated single name reference included in the index.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. The credit protection on the index reference has no notional with maturity. These credit derivatives are accounted for as RSATs.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2021 and 2020, the Company had $0 million and $8 million of outstanding notional amounts, reported at fair value as $0 million and $1 million liability, respectively.

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (OTC) derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

Substantially all of the Company’s over-the-counter derivative contracts are transacted with an affiliate, Prudential Global Funding, LLC ("PGF"). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The net cash collateral that would need to be returned to the Company was $8 million of December 31, 2021 and the net cash collateral that would need to be returned by the Company was $47 million as of December 31, 2020.
The fair value of securities pledged as collateral to the Company was $159 million as of December 31, 2021 and $43 million as of December 31, 2020.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The table below depicts the derivatives owned by the Company:

	Derivatives Financial Instruments
	(in thousands)
	12/31/2021			12/31/2020
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

Options:
Assets	$46,325	$776	$776	$135,723	$22,109	$22,109
Liabilities	—	—	—	—	—	—
Swaps:
Assets	3,590,904	307,626	319,603	3,063,195	367,344	377,482
Liabilities	2,378,846	188,528	184,529	2,755,453	279,611	269,686
Forwards:
Assets	402,013	10,333	10,333	65,407	14	2,286
Liabilities	104,259	713	713	542,199	14,152	27,468
Futures:
Assets	355,200	1,850	259	270,700	1,470	479
Liabilities	69,580	—	164	36,805	—	214
Totals:
Assets	$4,394,442	$320,585	$330,971	$3,535,025	$390,937	$402,356
Liabilities	$2,552,685	$189,241	$185,406	$3,334,457	$293,763	$297,368

Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

There are no undiscounted future settled premium payments (receipts) as of December 31, 2021.

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments (Reported on DB)	Derivative Fair Value Excluding Impact of Future Settled Premiums
Prior Year	7,455	10,564	18,019
Current Year	0	0	0

7.    INCOME TAXES
The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowance, will be realized. The Company has not recorded a valuation allowance as of December 31, 2021 and December 31, 2020.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

7A. Net deferred tax asset ("DTA") and net deferred tax liability ("DTL")

(1) The components of the net DTA/DTL by ordinary and capital are as follows:

	(in thousands)
	12/31/2021			12/31/2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
a. Gross DTA	$110,691	$5,118	$115,809	$117,408	$9,452	$126,860	($6,717)	($4,334)	($11,051)
b. Statutory Valuation Allowance Adjust	—	—	—	—	—	—	—	—	—
c. Adjusted Gross DTA	110,691	5,118	115,809	117,408	9,452	126,860	(6,717)	(4,334)	(11,051)
d. DTA Nonadmitted	—		—	—	0	—	0	—	0
e. Subtotal (Net Admitted DTA)	110,691	5,118	115,809	117,408	9,452	126,860	(6,717)	(4,334)	(11,051)
f. DTL	70,379	50,270	120,649	58,380	37,134	95,514	11,999	13,136	25,135
g. Net Admitted DTA	$40,312	($45,152)	($4,840)	$59,028	($27,682)	$31,346	($18,716)	($17,470)	($36,186)

	December 31, 2021	December 31, 2020
	(in thousands)
Change in Net DTA	$(36,186)	$(37,938)
Less: Change in Net DTA on unrealized (gains)/losses	26,976	(29,889)
Change in net deferred income tax	$(63,162)	$(8,049)

(2)    The components of the admission calculation are as follows:

	(in thousands)
	12/31/2021			12/31/2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101:
a. Admitted pursuant to ¶ 11.a. (loss carrybacks)	$—	$—	$—	$—	$—	$—	$0	$0	$0
b. Admitted pursuant to ¶ 11.b. (Realization)	—	—	—	35,093	9,452	44,545	(35,093)	(9,452)	(44,545)
1. Realization per ¶ 11.b.i	—	—	—	35,093	9,452	44,545	(35,093)	(9,452)	(44,545)
2. Limitation per ¶ 11.b.ii	—	—	225,012	—	—	168,842	—	—	56,170
c. Admitted pursuant to ¶ 11.c	110,691	5,118	115,809	82,315	—	82,315	28,376	5,118	33,494
d. Total Admitted pursuant to SSAP 101	$110,691	$5,118	$115,809	$117,408	$9,452	$126,860	($6,717)	($4,334)	($11,051)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(3)    Additional information used in certain components of the admission calculation are as follows:

	($ in thousands)
	12/31/2021	12/31/2020
	Total	Total
ExDTA ACL RBC ratio:
a. Ratio % used to determine recovery period & threshold limit amount	852.311%	680.581%
b. Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$1,720,950	$1,401,178

(4)    The Company has not availed itself of a tax planning strategy involving reinsurance.

	($ in thousands)
	12/31/2021		12/31/2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies:
a. Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
1. Adjusted gross DTAs amount from Note 7A1(c)	110,691	5,118	117,408	9,452	(6,717)	(4,334)
2. Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0%	0%	0%	0%	0%	0%
3. Net admitted adjusted gross DTAs amount from Note 7A1(e)	110,691	5,118	117,408	9,452	(6,717)	(4,334)
4. Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0%	0%	0%	0%	0%	0%

The availability of tax-planning strategies resulted in no increase of the Company’s adjusted gross DTA. Available tax-planning strategies also had no impact on the Company’s net admitted adjusted gross deferred tax assets. The Company's tax-planning strategies do not include the use of reinsurance.

7B.    There were no deferred tax liabilities that are not recognized.

The Company has no Policyholder Surplus account under the Internal Revenue Code.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

7C.    Current income taxes incurred consist of the following major components as of December 31:

1.    Current Income Tax:

	(in thousands)
	2021	2020	2019	Change 2021-2020	Change 2020-2019
a. Federal	$24,124	($48,298)	($47,862)	$72,422	($436)
b. Foreign	821	690	532	131	158
c. Subtotal	24,945	(47,608)	($47,330)	72,553	(278)
d. Federal income tax on net capital gains	7,994	(6,624)	(6,896)	14,618	272
e. Capital loss carry-forwards	—	—	—	—	—
f. Other	—	—	—	—	—
f. Federal and foreign income taxes incurred	$32,939	($54,232)	($54,226)	$87,171	($6)

2. DTAs Resulting from Book/Tax Differences:

	(in thousands)
	As of 12/31/2021	As of 12/31/2020	Change
a. Ordinary:
Insurance Reserves	$22,316	$18,498	$3,818
Deferred Acquisition Costs	6,190	5,669	521
Invested Assets	73,530	83,166	(9,636)
Non-Admitted Assets	8,515	9,910	(1,395)
Employee Benefits	—	—	0
Other Deferred Tax Assets	140	165	(25)
Subtotal	110,691	117,408	(6,717)
b. Statutory valuation allowance adjustment	—	—	—
c. Nonadmitted	—	—	0
d. Total admitted ordinary DTA	110,691	117,408	(6,717)

e. Capital
Invested Assets	755	9,452	(8,697)
Unrealized Capital (Gains)/Losses	4,363	—	4,363
Subtotal	5,118	9,452	(4,334)
f. Statutory valuation allowance adjustment	—	—	—
g. Nonadmitted	—	—	0
h. Total admitted capital DTA	5,118	9,452	(4,334)

i. Total admitted DTA (Ordinary and Capital)	$115,809	$126,860	($11,051)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

3.    DTLs Resulting from Book/Tax Differences:

	(in thousands)
	As of 12/31/2021	As of 12/31/2020	Change
a. Ordinary:
Insurance Reservers	$996	$1,117	($121)
Invested Assets	$46,330	$46,457	($127)
Unrealized Capital (Gains)/Losses	16,091	4,394	$11,697
Intangibles	6,806	6,359	447
Other Deferred Tax Liabilities	156	53	103
Subtotal	70,379	58,380	11,999

b. Capital:
Invested Assets	50,270	2,823	47,447
Unrealized Capital (Gains)/ Losses	—	34,311	(34,311)
Subtotal	50,270	37,134	13,136

c. Total DTLs	120,649	95,514	25,135

4. Net DTAs/DTLs	($4,840)	$31,346	($36,186)

7D.     Analysis of Actual Income Tax Expense
The Company's income tax expense differs from the amount obtained by applying the statutory rate of 21% to pretax net income for the following reasons at December 31:

	(in thousands)
	2021	2020	2019	Change 2021-2020	Change 2020-2019
Expected federal income tax expense	$142,888	$1,714	($10,735)	$141,174	$12,449
Non taxable investment income	($32,159)	(31,958)	(32,499)	(201)	541
IMR	$15,129	3,824	4,809	11,305	(985)
Tax Credits	($10,271)	(7,488)	(9,639)	(2,783)	2,151
Reserve Basis Change	($23,621)	(1,395)	(4,453)	(22,226)	3,058
Prior Year True-Up	$—	(3)	(1,463)	3	1,460
Change in Law	$913	(12,028)	—	12,941	(12,028)
Change in Non-Admitted Assets	$1,551	504	834	1,047	(330)
Foreign Withholding Tax	$821	690	300	131	390
Other amounts	$849	(43)	33	892	(76)
Total incurred income tax expense	$96,100	($46,183)	($52,813)	$142,283	$6,630

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $32,127 thousand of the total $32,159 thousand of 2021 non-taxable investment income and $31,955 thousand of the total $31,958 thousand of 2020 non-taxable investment income. The DRD for the current period was estimated using information from 2020, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Changes in Tax Law - The CARES Act. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”) originating in 2020, 2019 or 2018 to carry back those losses for up to five years. For 2020, the Company has recorded

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

an income tax benefit of $11,870 thousand and $158 thousand from carrying the estimated 2020 NOL and 2018 NOL back to tax years that have a 35% tax rate. With the filing of the 2020 tax return during 2021, the Company has recorded an income expense of $913 thousand to true-up the income tax benefit from carrying back the 2020 NOL.

7E.    Additional Tax Disclosures
1.    The amounts, origination dates and expiration dates of operating loss and tax credit carry forwards available for tax purposes:

    At December 31, 2021, the Company had no net operating loss and no tax credit carry forwards.

2.    The following is income tax incurred for 2019, 2020, and 2021 that is available for recoupment in the event of future net losses.

(in thousands)

Year	Ordinary	Capital	Total
2019	$—	$—	$—
2020	—	—	—
2021	—	11,385	11385
Total	$—	$11,385	$11,385

3.    The aggregate amount of deposits admitted under IRC § 6603 is $0.

7F.    The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

    The Company had no unrecognized tax benefits for the years ended December 31, 2021, 2020 and 2019, respectively. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2021, 2020 and 2019, the Company recognized $0 in the statement of operations and in the statement of financial position for tax related interest and penalties.
    The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2021 are 2014 through 2021.
The Company is participating in the IRS's Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.

7G.    The Company joins in filing a consolidated federal income tax return with its ultimate parent company, Prudential Financial, Inc. (“PFI”). The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	Prudential Annuities Distributors, Inc.
Braeloch Holdings, Inc.	Prudential Annuities Holding Co, Inc
Braeloch Successor Corporation	Prudential Annuities Information Services & Technology Corporation
Capital Agricultural Property Services, Inc.	Prudential Annuities Life Assurance Corporation
Colico II, Inc.	Prudential Annuities, Inc.
Colico, Inc.	Prudential Arizona Reinsurance Captive Co.
Dryden Arizona Reinsurance Term Company	Prudential Arizona Reinsurance Term Company
Gibraltar International Insurance Services Company Inc	Prudential Arizona Reinsurance Universal Co.
Gibraltar Universal Life Reinsurance Company	Prudential Bank & Trust, FSB
Global Portfolio Strategies, Inc.	Prudential Financial, Inc. (Parent)
Graham Resources, Inc.	Prudential IBH Holdco, Inc.
Graham Royalty, Ltd.	Prudential International Insurance Holding, Ltd.
Lotus Reinsurance Company Ltd.	Prudential Legacy Insurance Company of New Jersey
Orchard Street Acres Inc	Prudential Securities Secured Financing Corporation
PGIM Foreign Investment, Inc.	Prudential Securities Structured Assets, Inc.
PGIM International Financing Inc	Prudential Structured Settlement Company
PGIM Private Placement Investors, Inc.	Prudential Term Reinsurance Company
PGIM Real Estate Finance Holding Company	Prudential Trust Company
PGIM Real Estate Loan Services, Inc.	Prudential Universal Reinsurance Company
PGIM REF Intermediary Services Inc	SMP Holdings, Inc.
PGIM Strategic Investments, Inc.	SVIIT Holdings, Inc.
PGIM Warehouse, Inc.	TBG Insurance Services Corporation
PGIM, Inc.	The Prudential Assigned Settlement Services, Inc.
PGLH of Delaware, Inc.	The Prudential Home Mortgage Company, Inc.
PREI Acquisition I, Inc.	The Prudential Insurance Company of America
PREI Acquisition II, Inc.	The Prudential Real Estate Financial Services of America, Inc.
PREI International, Inc.	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
Pruco Life Insurance Company (Arizona)	Vantage Casualty Insurance Company
Pruco Life Insurance Company of NJ

7H.     Repatriation Transition Tax (RTT) - The Company is not subject to RTT under the Tax Act of 2017.

7I.     The Company did not have AMT credit carryforward as of December 31, 2020 and 2021.

8.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

8A.    The Company is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), a New Jersey stock insurer.

8B.    The Company had no transactions, excluding reinsurance and non-insurance transactions, with affiliates involving ½ of 1% of the total admitted assets of the Company for the periods ended December 31, 2021 and 2020. The Company had the following investment transactions with affiliates during the year:

▪In the fourth quarter, 2021, the Company sold fixed maturity securities to affiliates for $94,150,900 the fair value on the date of the transfer.

•In the fourth quarter, 2021, the Company sold derivatives to affiliates for $80,140,387 the fair value on the date of the transfer.

•In the fourth quarter, 2021, the Company sold other invested assets to affiliates for $41,877,880 the fair value on the date of the transfer.

•In the fourth quarter, 2021, the Company received a derivative from an affiliate for $30,533,538 the fair value on the date of the transfer.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

•In the third quarter, 2021, the Company sold fixed maturity securities to affiliates for $4,086,163,697, the fair value on the date of the transfer.

•In the third quarter, 2021, the Company sold mortgages to affiliates for $1,791,306,492, the fair value on the date of the transfer.

•In the third quarter, 2021, the Company sold other invested assets to affiliates for $60,179,348, the fair value on the date of the transfer.

•In the third quarter, 2021, the Company transferred other invested assets to an affiliate for $18,432,542, the fair value on the date of the transfer.

•In the third quarter, 2021, the Company sold derivatives liabilities to affiliates for $2,322,826, the fair value on the date of the transfer.

•In the third quarter, 2021, the Company received fixed maturity securities from affiliates for $3,878,218,269, the fair value on the date of the transfer.

•In the third quarter, 2021, the Company received mortgages from affiliates for $1,973,721,024, the fair value on the date of the transfer.

•In the third quarter, 2021, the Company received derivatives from affiliates for $89,427,581, the fair value on the date of the transfer.

•In the first quarter, 2021, the Company sold mortgages to an affiliate for $112,408,378, the fair value on the date of the transfer.

8C.     The Company did not have material affiliated party transactions during 2021 beyond what was disclosed in other footnotes.

8D.    As of December 31, 2021, and December 31, 2020, the Company reported a “Receivable from parents, subsidiaries and affiliates” of $7,741 thousand and $6,496 thousand respectively and a “Payable to parents, subsidiaries and affiliates” of $29,273 thousand and $59,950 thousand respectively. These balances are included in "Other assets" and "Other liabilities" on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

8E.    The Company did not have any guarantees or undertakings for the benefit of an affiliate or related party that would result in a material contingent exposure of the reporting entity's or any related party's assets or liabilities.

8F.    The Company operates under service, lease and investment advisory agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production process.
Prudential Financial and certain subsidiaries have service agreements with the Company. Under these agreements, the Company receives the services of the officers and employees of Prudential Financial and asset management services from Prudential Asset Management Holding Company. The Company is charged based on the level of service received and payments made on its behalf.

8G.     The Company did not have SCAs that required a sub-1 or sub-2 filing as of December 31, 2021.
8H.    Investment in Insurance SCAs
The Company did not have an investment in an insurance SCA with a permitted practice as of December 31, 2021.
8I.    SCA or SSAP 48 Entity Loss Tracking
The Company did not have losses in insurance SCA's as of December 31, 2021.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The Company had losses in SCA or SSAP 48 entities as of December 31, 2020 as shown in the chart below.

($ in thousands)

Entity	Reporting Entity's Share of Net Income (Loss)	Accumulated Share of Net Income (Losses)	Reporting Entity's Share of Equity, Including Negative Equity	Guaranteed Obligation/Commitment for Financial Support (Yes/No)	Reported Value
AmeriMark Holdings, LLC - Series A Common Units - N1	($20)	($275)	($275)	No	$0
AmeriMark Holdings, LLC - Series A Common Units (R)	($256)	($3,550)	($3,550)	No	$0
AmeriMark Holdings, LLC - Series A Preferred Units (N)	($9)	($9)	($9)	No	$0
AmeriMark Holdings, LLC - Series A Preferred Units (R)	($312)	($312)	($312)	No	$0
AmeriMark Holdings, LLC - Series C Common Units	($3)	($41)	($41)	No	$0
Westbrook Real Estate Fund XI, L.P.	$1	($3)	($3)	No	$0

9.    DEBT

Notes payables and other borrowing consisted of the following as of December 31:

The Company did not have any debt outstanding as of December 31, 2021.

There are no scheduled principal repayments as of December 31, 2021. As of December 31, 2021, accrued interest was $0.

2020
($ in thousands)
Debt Name	Date Issued	Kind of Borrowing	Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
Pru Funding LLC - ST	Various	Cash	$—	$—	Various	Various	None	$17

There are no scheduled principal repayments as of December 31, 2020. As of December 31, 2020, accrued interest was $0.

There are no covenants or violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

    FHLB Funding Agreements

(1)     In December, 2009, the Company became a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances which will be classified as “Borrowed money.” The Company utilizes these funds as a source of contingent liquidity. The Company’s membership in FHLBB requires maintaining ownership of member stock and any borrowings from FHLBB will require purchasing FHLBB activity based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. The Company purchased $5,841 of FHLBB membership stock as part of the agreement.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department (the "CT Department"), the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for PRIAC under the FHLBB facility of approximately $263,654. As of December 31, 2021, there were no outstanding borrowings.

(2)    FHLB Capital Stock

a.     Aggregate Totals

12/31/2021
(in thousands)
	1 Total (col 2+3)	2 General Account	3 Separate Account
Membership Stock - Class A	$—	$—	$—
Membership Stock - Class B	$5,841	5,841	—
Activity Stock	$—	—	—
Excess Stock	$—	—	—
Aggregate Total	$5,841	5,841	—
Actual or estimated Borrowing Capacity as Determined by the Insurer	263,654

12/31/2020
(in thousands)
	1 Total (col 2+3)	2 General Account	3 Separate Account
Membership Stock - Class A	$—	$—	$—
Membership Stock - Class B	5,812	5,812	—
Activity Stock	—	—	—
Excess Stock	—	—	—
Aggregate Total	5,812	5,812	—
Actual or estimated Borrowing Capacity as Determined by the Insurer	$265,319

b.    Membership Stock (Class A and B) Eligible and Not Eligible for Redemption

			Eligible for Redemption
	1	2	3	4	5	6
Membership Stock	Current year total	Not eligible for redemption	Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	—	—	—	—	—	—
Class B	$5,841	$—	$5,841	$—	$—	$—

c.    FHLB - Prepayment Obligations as of December 31, 2021

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(3)    Collateral Pledged to FHLB

a.    The Company had no collateral pledged to FHLBB for the periods ended December 31, 2021 and December 31, 2020.
b.    The Company's maximum amount of collateral pledged to FHLBB was $0 thousand during the periods ended December 31, 2021 and December 31, 2020.

(4)    Borrowing from FHLB

a.    The Company had no borrowing from the FHLBB for the periods ended December 31, 2021 and December 31, 2020.
b.    The Company's maximum amount of borrowing from the FHLBB was $0 thousand during the periods ended December 31, 2021 and December 31, 2020.

10.    RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT PLANS

The Company has no employees. It operates under service agreements with Prudential Insurance which provides all employee related services, including defined pension benefits. Therefore, a disclosure of the Company’s net periodic benefit costs and related assets is not applicable as of December 31, 2021 and December 31, 2020.

11.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS

(1)The Company has 30,000 shares authorized and 25,000 shares issued and outstanding with a par value of $2,500 thousand at December 31, 2021 and 2020. The Company has no preferred stock outstanding for 2021 and 2020. All outstanding shares of the Company’s common stock are held by Prudential Insurance.

(2)Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company’s state of domicile, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year’s surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Statement of Operations. Dividends may only be paid out of unassigned surplus, adjusted for a portion of cumulative unrealized capital gains. As of December 31, 2021, the Company’s statutory surplus was $1,495,240 thousand. For the year ended, December 31, 2021, the Company’s net gain from operations was $367,231 thousand.

In June 2020, the Company paid an ordinary dividend of $117,000 thousand to its parent, Prudential Insurance.

In June 2019, the Company paid an ordinary dividend of $50,000 thousand to its parent, Prudential Insurance.

In the fourth quarter of 2014, the Company received a $255,000 thousand capital contribution from its parent, Prudential Insurance, in the form of asset-backed notes. The asset-backed notes bear interest at a rate of 0.20% per annum and mature from 2022 to 2027. The asset-backed notes were issued by a designated series of a Delaware master trust, and payment obligations on the notes are secured by corresponding payment obligations of third party financial institutions and a portfolio of specified assets. As of December 31, 2021, no principal payments have been received or are currently due on the asset-backed notes. Upon receipt of the asset-backed notes, the Company made a cash payment of $255,000 thousand to its parent, Prudential Insurance.

In September 2014, the Company received a $245,000 thousand capital contribution from its parent, Prudential Insurance, in the form of an asset-backed note. The asset-backed note bears interest at a rate of 0.20% per annum and matures in November 2027. The principal amount of the asset-backed note is payable in cash at any time upon demand by the Company or, if not paid earlier, at maturity. The asset-backed note was issued by a designated series of a Delaware master trust, and its payment obligations are secured by corresponding payment obligations of a third party financial institution and a portfolio of specified assets. As of December 31, 2021, no principal payments have been received or are currently due on the asset-backed note. Upon receipt of the asset-backed note, the Company paid a cash dividend of $245,000 thousand to its parent, Prudential Insurance.

As a result of the Company’s agreement to sell its Full Service Retirement business to Great-West, which includes the sale of all of its outstanding equity interests in PRIAC, we expect the $500 million of asset-backed notes will be canceled as of the closing of the sale.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(3)    "Unassigned funds" are held for the corporate purposes of the Company.

    The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains and losses was $40,902 thousand and $134,960 thousand as of December 31, 2021 and December 31, 2020, respectively. The portion of unassigned funds (surplus) represented or reduced by non-admitted assets was $40,545 thousand and $47,189 thousand as of December 31, 2021 and December 31, 2020, respectively. The amount of unassigned surplus funds for the Company was $549,242 thousand and $210,961 thousand as of December 31, 2021 and December 31, 2020 respectively.

12.    CONTINGENCIES

12A.    Contingent Commitments

In accordance with SSAP No. 5R, “Liabilities, Contingencies, and Impairment of Assets – Revised” the following provides detailed information regarding the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions, if applicable.

The Company's ERISA Separate Accounts are managed by the following affiliates: Prudential Investment Management, Inc., Quantitative Management Associates LLC, Prudential Private Placement Investors, L.P., Jennison Associates LLC, and Prudential Mortgage Capital Company, LLC (collectively, the “Advisor Affiliates”). Under ERISA guidelines, the Advisor Affiliates are required to obtain a financial performance bond to protect the plan assets from loss due to fraud or dishonesty. In lieu of purchasing an external financial performance bond, the Company has provided a guarantee to the Advisor Affiliates to protect the plan assets from any loss due to fraud or dishonesty. The guarantee creates no additional risk to the Company from loss or fraud since the Company would retain the same risk under ERISA’s fiduciary standards.

12B.    Assessments

In 2010, the Company established a liability for guaranty fund assessments related to Executive Life Insurance Company of New York (“ELNY”). The assessments are expected to be paid out over a number of years. As of December 31, 2021 and December 31, 2020 the amount of the total liability related to guaranty fund assessments was $0 thousand and $89 thousand, respectively. As of December 31, 2021 and December 31, 2020, the Company also held a related asset of $341 thousand and $682 thousand, respectively, for premium tax credits associated with the guarantee fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration. The Company did not have any guaranty fund liabilities and assets related to insolvencies of entities that wrote long-term care contracts.

(in thousands)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2020:	$682

Decreases in 2021:
Premium tax offsets utilized	2
Asset Adjustment - ELNY - Special Insolvency	341

Increases in 2021
Additional premium tax offsets applied	2

Assets recognized from paid and accrued premium tax offsets as of December 31, 2021:	$341

12C.    Gain Contingencies

There were no gain contingencies recognized by the Company during 2021 or 2020.

12D.    Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming From Lawsuits.

The Company paid $133 thousand for the year ended December 31, 2021, to settle 0-25 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The Company paid $2,175 thousand for the year ended December 31, 2020, to settle 0-25 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

The Company paid $0 thousand for the year ended December 31, 2019, to settle 0-25 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

12E.    Joint and Several Liability
The Company had no Joint and Several Liability arrangements accounted for under SSAP No. 5R as of December 31, 2021.
12F.    All Other Contingencies
(1)    Uncollectible Asset Balances

The Company has no balance that is reasonably possible to be uncollectible for assets covered by SSAP No.s 6, 47 or 66.

(2)    Other Contingencies

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers.
The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

No material litigations or regulatory matters have arisen in the course of the Company's business.

13.    LEASES
    13A.    Lessee Operating Leases

The Company has not entered into any leasing arrangements as lessee that could have a material financial effect, either individually or in aggregate.

13B.    Lessor Leases

The Company had no operating leases or investment in leveraged leases during 2021 or 2020.

14.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

    The Company had no deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2021.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Deferred and uncollected life insurance premiums and annuity considerations as of as of December 31, 2020:

(in thousands)

TYPE	GROSS	NET OF LOADING
(1) Industrial	$—	$—
(2) Ordinary - New Business (Individual Life & Annuities)	—	—
(3) Ordinary - Renewal Business	—	—
(4) Credit Life	—	—
(5) Group Life	—	—
(6) Group Annuity	118,220	118,220
(7) Total	$118,220	$118,220

15.    LOSS/CLAIM ADJUSTMENT EXPENSES
The Company had no change in incurred losses and no loss adjustment expenses.

16.    GAINS OR LOSS TO THE REPORTING ENTITY FROM UNINSURED A&H PLANS AND THE UNINSURED PORTION OF PARTIALLY INSURED PLANS

The Company has no accident and health insurance.

17.    DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
During 2021, 2020 or 2019, there were $0 direct premiums written by Managing General Agents/Third Party Administrators.

18.    FAIR VALUE MEASUREMENTS
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.

Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.

Bonds carried at the lower of amortized cost or market value - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2021, and December 31, 2020, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over pre-determined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.

The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Cash equivalents and short-term investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Preferred Stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Derivatives,” or as liabilities, within “Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

cross-currency swaps, currency forward contracts, single name credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London Interbank Offered Rates (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Separate Account Assets at fair value -Separate account assets include bonds and treasuries for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value.” Separate account assets also include common stocks carried at market value and consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Effective January 1, 2018, the Company adopted changes to SSAP No. 100, Fair Value (“SSAP 100”), to allow Net Asset Value ("NAV") per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(1)    The table below presents the balances of assets and liabilities measured at fair value as of December 31, 2021:

12/31/2021
( in thousands)
(1) Description	(2) (Level 1)	(3) (Level 2)	(4) (Level 3)	(5) Net Asset Value (NAV)	(6) Total
Assets at fair value
Bonds:
U.S. Governments	$—	$—	$—	$—	$—
Industrial and Misc	325,582	20	—	—	325,602
Total Bonds	325,582	20	—	—	325,602

Cash, Cash Equivalents and Short-Term Investments:
Industrial and Misc	—	432,590	—	—	432,590
Total Cash, Cash Equivalents and Short-Term Investments	—	432,590	—	—	432,590

Common Stock:
Industrial and Misc	—	5,841	—	—	5,841
Total Common Stocks	—	5,841	—	—	5,841

Derivative assets:
Currency swaps	—	136,580	—	—	136,580
Interest rate swaps	—	148,673	—	—	148,673
Total return swaps	—	—	—	—	—
Options	776	—	—	—	776
Currency forwards	—	10,333	—	—	10,333
Total Derivative assets	776	295,586	—	—	296,362

Separate account assets (a)	48,529,517	19,694,343	550,906	1,808,569	70,583,335

Total assets at fair value/NAV	$48,855,875	$20,428,380	$550,906	$1,808,569	$71,643,730

Liabilities at fair value
Derivative liabilities:
Currency swaps	$—	$32,022	$—	$—	$32,022
Interest rate swaps	—	140,371	—	—	140,371
Total return swaps	—	8,062	—	—	8,062
Credit default swaps	—	—	—	—	—
Currency forwards	—	713	—	—	713
Total Derivative liabilities	—	181,168	—	—	181,168

Total liabilities at fair value	$—	$181,168	$—	$—	$181,168

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

b.    NPR is the risk that financial obligations still not be fulfilled by the counterpart, SSAP No. 100 rejects consideration of NPR for fair value calculations of liabilities, including derivative liabilities. However, SSAP No. 100 does not reject consideration of NPR for valuation of a company's asset positions. As of December 31, 2021, consideration of NPR for the Company's affiliated derivative new asset position resulted in a $0 decrease in value.

(2)    The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2020:

12/31/2020
( in thousands)
(1) Description	(2) (Level 1)	(3) (Level 2)	(4) (Level 3)	(5) Net Asset Value (NAV)	(6) Total
Assets at fair value
Bonds:
U.S. Governments	$—	$21	$—	$—	21
Industrial and Misc	56,198	—	367	—	$56,565
Total Bonds	56,198	21	367	—	56,586

Cash, Cash Equivalents and Short-Term Investments:
Industrial and Misc	—	389,628	—	—	389,628
Total Cash, Cash Equivalents and Short-Term Investments	—	389,628	—	—	389,628

Common Stock:
Industrial and Misc	—	5,812	—	—	5,812
Total Common Stocks	—	5,812	—	—	5,812

Derivative assets:
Currency swaps	—	53,289	—	—	53,289
Interest rate swaps	—	304,453	—	—	304,453
Total return swaps	—	1,609	—	—	1,609
Options	—	22,080	29	—	22,109
Currency forwards	—	14	—	—	14
Total Derivative assets	—	381,445	29	—	381,474

Separate account assets (a)	39,452,069	18,605,458	977,996	962,064	59,997,587

Total assets at fair value/NAV	$39,508,267	$19,382,364	$978,392	$962,064	$60,831,087

Liabilities at fair value
Derivative liabilities:
Currency swaps	$—	$81,900	$—	$—	$81,900
Interest rate swaps	—	138,579	—	—	138,579
Total return swaps	—	10,518	—	—	10,518
Credit default swaps	—	49	—	—	49
Currency forwards	—	14,152	—	—	14,152
Total Derivative liabilities	—	245,198	—	—	245,198

Total liabilities at fair value	$—	$245,198	$—	$—	$245,198

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

(3)    The tables below provide the following data as of 2021 and 2020:

a.    Summary of the changes in fair value of Level 3 assets and liabilities
b.    The portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at 2021 and 2020.

	12/31/2021
	(in thousands)
	Balance at 01/01/2021	Transfers into Level 3	Transfers out of Level 3	Total gains/ (losses) included in Net Income	Total gains/ (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2021
Bonds:
Industrial and Misc	$367	$—	$—	($160)	$54	$1,875	$—	($2,136)	$—	$—
Preferred Stock:
Industrial and Misc	—	—	—	—	—	6,118	—	(6,118)	—	$—
Common Stock:
Industrial and Misc	—	—	—	—	—	—	—	—	—	$—
Derivatives	29	—	—	—	(29)	—	—	—	—	$—
Separate accounts assets (a)	977,996	43,577	(105,914)	37,134	78,584	396,568	—	(673,213)	(203,837)	$550,895
Total Assets	$978,392	$43,577	($105,914)	$36,974	$78,609	$404,561	$—	($681,467)	($203,837)	$550,895

b. Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.     Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	12/31/2020
	(in thousands)
	Balance at 01/01/2020	Transfers into Level 3	Transfers out of Level 3	Total gains/ (losses) included in Net Income	Total gains/ (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2020
Bonds:
Industrial and Misc	$4,798	$13,677	($18,109)	$183	$1	$—	$—	$—	($183)	$367
Common Stock:
Industrial and Misc	—	—	—	—	—	—	—	—	—	—
Derivatives	185	—	—	—	(156)	—	—	—	—	29
Separate accounts assets (a)	964,642	5,522	(91,942)	(631)	20,438	188,546	—	(32,900)	(75,679)	977,996
Total Assets	$969,625	$19,199	($110,051)	($448)	$20,283	$188,546	$—	($32,900)	($75,862)	$978,392

b. Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for common stock were $0 thousand and $0 thousand as of December 31, 2021 and 2020, respectively.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for separate account assets were $27 thousand and $6,328 thousand as of December 31, 2021 and 2020, respectively.
Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.
For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the statements of admitted assets, liabilities, and capital and surplus at December 31, 2021.

Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfer occurs. Transfers into Level 3 for the year ended December 31, 2021 were $0. Transfers out of level 3 for the year ended December 31, 2021 were $0 thousand.

Transfers into Level 3 for the year ended December 31, 2021 were $43,577 thousand for separate account assets. Transfers out of Level 3 for the year ended December 31, 2021 were ($105,914) thousand for separate account asset. This resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

4.    The following tables present the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2021 and December 31, 2020:

	12/31/2021
	(in thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets:
Bonds	$23,030,607	$22,501,540	$325,582	$21,781,452	$923,574	$—	$—
Unaffiliated preferred Stock	—	—	—	—	—	—	—
Unaffiliated common Stock	5,841	5,841	—	5,841	—	—	—
Mortgage loans	5,108,153	5,067,370	—	—	5,108,153	—	—
Cash,Cash Equivalents, and Short-Term Investments	921,347	921,387	137,406	783,941	—	—	—
Derivative financial instruments	330,971	320,585	1,034	329,936	—	—	—
Other Invested Assets	—	—	—	—	—	—	—
Separate Accounts	71,188,575	71,157,058	48,529,640	20,284,156	566,210	1,808,569	—
Liabilities:		—	—	—	—	—
Deposit Type Contracts	$26,657,289	25,985,307	—	—	26,657,289	—	$—
Cash collateral held for loaned securities	6	6	—	6	—	—	—
Derivative financial instruments	185,406	189,241	164	185,242	—	—	—
Separate account liabilities-investment contracts	71,156,212	71,155,907	—	68,455,734	2,700,478	—	—

	12/31/2020
	(in thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets:
Bonds	$22,057,434	$20,712,139	$56,198	$20,843,627	$1,157,609	$—	$—
Unaffiliated preferred Stock	10,083	9,648	—	10,083	—	—	—
Unaffiliated common Stock	5,812	5,812	—	5,812	—	—	—
Mortgage loans	5,944,789	5,820,056	—	—	5,944,789	—	—
Cash,Cash Equivalents, and Short-Term Investments	686,482	686,293	117,252	549,176	20,054	—	—
Derivative financial instruments	402,356	390,937	479	401,848	29	—	—
Other Invested Assets	122,812	116,001	—	122,812	—	—	—
Separate Accounts	60,622,812	60,576,877	39,452,069	19,212,626	996,053	962,064	—
Liabilities:
Deposit Type Contracts	$26,823,497	$25,316,049	$—	$—	$26,823,497	$—	$—
Cash collateral held for loaned securities	9,698	9,698	—	9,698	—	—	—
Derivative financial instruments	297,368	293,763	214	297,154	—	—	—
Separate account liabilities-investment contracts	60,627,255	60,575,778	—	57,255,640	3,371,615	—	—

5.    The Company did not have any assets and liabilities not practicable to value at fair value as of December 31, 2021.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Bonds: fixed maturities (excluding NAIC 6 rated Bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative broker quotes, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage Loans - The fair value of commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.

Cash and Short-Term Investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other Invested Assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.
Deposit-Type Contracts & Separate Account Liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Securities Sold Under Agreements to Repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate Account Liabilities–Investment Contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Level 3 Assets by Price Source—The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources.

Twelve Months Ended December 31, 2021
	Internal (1)	External (2)	Total

(in thousands)
Corporate securities	$—	$—	$—

Twelve Months Ended December 31, 2020
	Internal (1)	External (2)	Total

(in thousands)
Corporate securities	$367	$—	$367

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets.

	Twelve Months Ended December 31, 2021
Assets	Fair Value	Valuation	Unobservable Inputs	Range
		Techniques

Corporate Securities	$—	Discounted Cash Flow	Discount Rate	0%

	Twelve Months Ended December 31, 2020
Assets	Fair Value	Valuation	Unobservable Inputs	Range
		Techniques

Corporate Securities	$367	Discounted Cash Flow	Discount Rate	15% - 20%

19.    OTHER ITEMS
    Other Disclosures and Unusual Items

The Great-West Agreement signed on July 21, 2021 pertains exclusively to the Full-Service business written by the Company and therefore excludes any contractual rights and obligations, assets, liabilities and surplus associated with any non-Full-Service business written by the Company (the “Excluded Business”). This population of Excluded Business primarily consists of the Company’s Institutional Investment Products which includes LRT business products, Guaranteed Cost and Pripar contracts (“PRT” business) and certain separate accounts.

In order to exclude these assets from the sale of the Company, the Company novated, through assumption reinsurance the rights and obligations, assets, liabilities and surplus associated with any Excluded Business prior to the close of the sale. The LRT Excluded Business was novated effective December 31, 2021 subsequent to all necessary policyholder and regulator approvals. The impact of the novation on the Company was a decrease in assets of $258,622 thousand, a decrease in liabilities of $257,333 thousand and a decrease in surplus of $1,289 thousand. The PRT and separate account components of the Excluded Business novated subsequent to December 31, 2021 (effective on February 1, 2022). The impact that the PRT and separate account novation had on the Company upon novation in 2022 is a decrease in assets of $6,848,335 thousand, a decrease in liabilities of $6,758,658 thousand and a decrease in surplus of $89,677 thousand.

As a result of an agreement with the New York State Department of Financial Services ("NY DFS") regarding our reserving methodologies for certain variable annuity and life insurance products, the Company holds additional statutory reserves on a New York basis, which reduces its New York statutory surplus. The Company is not domiciled in New York, and these changes do not impact statutory reserves reported in the Company's state of domicile, or any states other than New York, therefore do not impact its RBC ratio;

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

however, the agreed reserve methodologies may require the Company to hold additional New York statutory reserves in the future. If the Company were required to establish material additional reserves on a New York statutory accounting basis or post material amounts of additional collateral with respect to annuity or insurance products, its ability to deploy capital held within the Company for other purposes could be affected.

In October 2017, the NAIC adopted the Insurance Data Security Model Law. The model law requires that insurance companies establish a cybersecurity program and includes specific technical safeguards as well as requirements regarding governance, incident planning, data management, system testing, vendor oversight and regulator notification. New York implemented a similar law in March 2017 and other states have either implemented the Model Law or are anticipated to implement it in the near future.

The Company is monitoring regulatory guidance and rulemaking in this area, and may be subject to increased compliance costs and regulatory requirements. In order to respond to the threat of security breaches and cyber attacks, the Company developed a program overseen by the Chief Information Security Officer and the Information Security Office that is designed to protect and preserve the confidentiality, integrity, and continued availability of all information owned by, or in the care of the Company. As part of this program, the Company also maintains an incident response plan. The program provides for the coordination of various corporate functions and governance groups, and serves as a framework for the execution of responsibilities across businesses and operational roles. The program establishes security standards for our technological resources, and includes training for employees, contractors and third parties. As part of the program, the Company conducts periodic exercises and a response readiness assessment with outside advisors to gain a third-party independent assessment of our technical program and our internal response preparedness. The Company regularly engages with the outside security community and monitors cyber threat information.

The Company had no cash deposits that were held in an escrow account and as such would not have been reported in the financial statements as of December 31, 2021 and December 31, 2020.

The Company elected to use rounding in reporting amounts in the pages, exhibits and schedules, except for a few schedules where truncation was used.
The Company engages in cost sharing agreements with its parent and affiliates. Amounts paid by the Company for such agreements are reported in the appropriate expense classification as if they were borne directly by the Company.

In the fourth quarter of 2019, the Company increased reserves for Group Annuity contracts. The increase of $21,206 thousand was recorded in the Statement of Operations and Changes in Capital and Surplus within “Other changes, net”.

Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the fair value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect of the Company's financial condition.

The Company reported no Goodwill as of December 31, 2021.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Below is a chart detailing the goodwill held by the Company as of December 31, 2020:

December 31, 2020
($ in thousands)
Purchased Entity	Acquisition Date	Cost of Acquired Entity	Original amount of Admitted goodwill	Admitted Goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted Goodwill as a % of SCA BACV, gross of admitted goodwill
Ada Cogen Holdings, LP	12/10/2013	$17,455	$17,244	$—	$1,562	—%
Warwick Partners II LLC	2/21/2014	678	115	34	11	0.58%
Total		XXX	XXX	$34	$1,573	XXX

20.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
    Life and Annuity Reserves

Reserves for annuities purchased under group contracts are equal to the present value of future payments, using prescribed mortality tables and interest rates. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract.

Reserves for the reinsurance contracts that reinsure a portion of a United Kingdom pension plan liability are calculated using a net level premium method (as the present value of future benefits minus a percentage of the present value of future premiums, where the percentage is calculated based on the ratio of the initial present value of benefits to the initial present value of premiums at issue). The present values reflect the statutory mortality tables and interest rates applicable at contract issue.

The reserve items above have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

The Company has no policies that provide for waiver of the deduction of deferred fractional premiums upon death of the insured or for return of a portion of final premium for periods beyond the date of death. The Company does not promise surrender values in excess of the legally computed reserves.

The Company has no policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives.

The tabular interest and the tabular less actual reserve released have been determined from the basic data.

The tabular interest on deposit funds not involving life contingencies reflects investment experience of the underlying assets.

The Company has no policies in force for which Tabular Cost is applicable.

The Company’s actuarial reserves are also subject to asset adequacy testing analysis, in accordance with the Actuarial Opinion and Memorandum Regulation (“AOMR”), to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $0 at December 31, 2021, the same as the prior year.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The general account reserve established as a result of the basis change for a single group annuity contract is expected to provide for the projected guaranteed contractual benefit payments that are anticipated to be required from the Company’s general account in future years. The reserve previously held for such payments under the previous reserve basis was depleted due to contractual benefit payments made from the general account in recent years.

As of December 31, 2021, the change in reserves due to a change in valuation basis, for life and annuity reserves, was an increase of $78,000 thousand which was due to the following:

($ in thousands)

Item	Total	Industrial Life	Ordinary			Credit Life Group and Individual	Group
			Life Insurance	Individual Annuities	Supplementary Contracts		Life Insurance	Annuities
94 GAR Various Rates immediate and deferred	$78,000	$—	$—	$—	$—	$—	$—	$78,000
Total	$78,000	$—	$—	$—	$—	$—	$—	$78,000

21.     ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

	2021
	General Account	Separate Account with Guarantees		Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$—	$—		$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	—	0.0%
At fair value	—	5,289		—	5,289	100.0%
Total with market value adjustment or at fair value	—	5,289		—	5,289	100.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	—	—		—	—	0.0%
Not subject to discretionary withdrawal	—	—		—	—	0.0%
Total (Gross: Direct + Assumed)	—	5,289		—	5,289	100.0%
Reinsurance ceded	—	—		—	—
Total (Net)	$—	$5,289		$—	$5,289
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—		$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	2021
	General Account	Separate Account with Guarantees		Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$—	$—		$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	—	0.0%
At fair value	—	3,625,156		—	3,625,156	80.6%
Total with market value adjustment or at fair value	—	3,625,156		—	3,625,156	80.6%
At book value without adjustment (minimal or no charge or adjustment) (2)	—	—		—	—	0.0%
Not subject to discretionary withdrawal	700,680	169,458		—	870,138	19.4%
Total (Gross: Direct + Assumed)	700,680	3,794,614		—	4,495,294	100.0%
Reinsurance ceded	8	—		—	8
Total (Net)	$700,672	$3,794,614		$—	$4,495,286
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—		$—	$—

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$24,139,943	$—	$528,430	$24,668,373	26.7%
At book value less current surrender charge of 5% or more (1)	16,615	—	—	16,615	0.0%
At fair value	—	2,144,621	62,615,025	64,759,646	70.0%
Total with market value adjustment or at fair value	24,156,558	2,144,621	63,143,455	89,444,634	96.7%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,480,759	1,183,292	—	2,664,051	2.9%
Not subject to discretionary withdrawal	347,990	34,174	—	382,164	0.4%
Total (Gross: Direct + Assumed)	25,985,307	3,362,087	63,143,455	92,490,849	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$25,985,307	$3,362,087	$63,143,455	$92,490,849
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in thousands)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$26,685,978	$—	$—	$26,685,978
Separate Accounts Annual Statement	—	7,161,991	63,143,455	70,305,446
Total annuity actuarial reserves and deposit liabilities	$26,685,978	$7,161,991	$63,143,455	$96,991,424

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2020
	General Account	Separate Account with Guarantees		Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$—	$—		$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	—	0.0%
At fair value	—	5,260		—	5,260	100.0%
Total with market value adjustment or at fair value	—	5,260		—	5,260	100.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	—	—		—	—	0.0%
Not subject to discretionary withdrawal	—	—		—	—	0.0%
Total (Gross: Direct + Assumed)	—	5,260		—	5,260	100.0%
Reinsurance ceded	—	—		—	—
Total (Net)	$—	$5,260		$—	$5,260
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—		$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	2020
	General Account	Separate Account with Guarantees		Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$—	$—		$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	—	0.0%
At fair value	—	3,106,769		—	3,106,769	74.0%
Total with market value adjustment or at fair value	—	3,106,769		—	3,106,769	74.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	—	—		—	—	0.0%
Not subject to discretionary withdrawal	905,297	184,566		—	1,089,863	26.0%
Total (Gross: Direct + Assumed)	905,297	3,291,335		—	4,196,632	100.0%
Reinsurance ceded	8	—		—	8
Total (Net)	$905,289	$3,291,335		$—	$4,196,624
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—		$—	$—

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$23,483,343	$—	$503,353	$23,986,696	29.4%
At book value less current surrender charge of 5% or more (1)	16,571	—	—	16,571	0.1%
At fair value	—	2,134,895	52,348,504	54,483,399	66.7%
Total with market value adjustment or at fair value	23,499,914	2,134,895	52,851,857	78,486,666	96.2%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,518,409	1,351,601	—	2,870,010	3.4%
Not subject to discretionary withdrawal	297,726	37,100	—	334,826	0.4%
Total (Gross: Direct + Assumed)	25,316,049	3,523,596	52,851,857	81,691,502	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$25,316,049	$3,523,596	$52,851,857	$81,691,502
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in thousands)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$26,221,338	$—	$—	$26,221,338
Separate Accounts Annual Statement	—	6,820,191	52,851,857	59,672,048
Total annuity actuarial reserves and deposit liabilities	$26,221,338	$6,820,191	$52,851,857	$85,893,386

22.    SEPARATE ACCOUNTS

22A.
(1)    Separate account assets and liabilities are reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration and surrender charges on the accounts are included in the "Other income (loss)."

(2)    In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2021, the Company’s Separate Account statement included legally insulated assets of $71,155,908 thousand. The assets legally insulated from the General Account as of December 31, 2021 are attributed to the following products/transactions:

	(in thousands)
Product/Transaction	Legally Insulated Assets*	Separate Account Assets (Not Legally Insulated)
Individual Annuity Contracts - Not reclassed to the General Account	$5,289	$—
Group Annuity Contracts - Not reclassed to the General Account	67,394,162	—
Group Annuity Contracts - Reclassed to the General Account for GAAP	1,187,715	—
Pension Risk Transfer Group Annuity Contracts - Not reclassed to the General Account	2,568,742	1,151
Total*	$71,155,908	$1,151

*In addition to assets supporting contract holder liabilities, the legally insulated assets above include assets supporting other liabilities. The majority of these other liabilities relate to payable for securities purchased and cash collateral held for loaned securities.

(3)    Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2021, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $0. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underling charge), has paid risk charges of $1,451 thousand, $995 thousand and $2,408 thousand as of December 31, 2021, 2020 and 2019, respectively.

As of December 31, 2021, 2020 and 2019, the Company’s General Account has paid $14,410 thousand, $13,989 thousand and $12,107 thousand, respectively, towards Separate Account guarantees.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(4)    The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2021, and December 31, 2020 the amount of loaned securities within the Separate Accounts was $17,749 thousand and $17,134 thousand, respectively.

22B.    General Nature and Characteristics of Separate Accounts

Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and other clients. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the clients, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

The following tables provide the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	12/31/2021
	(1) Indexed	(2) Nonindexed Guarantee Less than/equal to 4%	(3) Nonindexed Guarantee more than 4%	(4) Nonguaranteed Separate Accounts	(5) Total
	(in thousands)
(1) Premiums, considerations or deposits for period ended 12/31/2021	$—	$7,427,550	($16,675)	$6,987,125	$14,398,000
(2) Reserves as of 12/31/2021 for accounts with assets at:
a. Market Value	—	6,958,358	—	62,615,025	69,573,383
b. Amortized Cost	—	—	203,632	528,430	732,062
c. Total Reserves	$—	$6,958,358	$203,632	$63,143,455	$70,305,445

(3) By withdrawal characteristics
a. Subject to discretionary withdrawal:
1. With MV adjustment	—	—	—	528,430	528,430
2. At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At market value	—	5,775,067	—	62,615,025	68,390,092
4. At book value without MV adjustment and with current surrender charge of less than 5%	—	1,183,292	—	—	1,183,292
5. Subtotal	$—	$6,958,359	$—	$63,143,455	$70,101,814
b. Not subject to discretionary withdrawal:	—	—	203,632	—	203,632
c. Total	$—	$6,958,359	$203,632	$63,143,455	$70,305,446

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	12/31/2020
	(1) Indexed	(2) Nonindexed Guarantee Less than/equal to 4%	(3) Nonindexed Guarantee more than 4%	(4) Nonguaranteed Separate Accounts	(5) Total
	(in thousands)
(1) Premiums, considerations or deposits for period ended 12/31/2019	$—	$6,585,111	($13,044)	$5,960,716	$12,532,783
(2) Reserves as of 12/31/2019 for accounts with assets at:
a. Market Value	—	6,598,526	—	52,348,504	58,947,030
b. Amortized Cost	—	—	221,665	503,353	725,018
c. Total Reserves	$—	$6,598,526	$221,665	$52,851,857	$59,672,048

(3) By withdrawal characteristics
a. Subject to discretionary withdrawal:
1. With MV adjustment	—	—	—	503,353	503,353
2. At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At market value	—	5,246,925	—	52,348,504	57,595,429
4. At book value without MV adjustment and with current surrender charge of less than 5%	—	1,351,601	—	—	1,351,601
5. Subtotal	$—	$6,598,526	$—	$52,851,857	$59,450,383
b. Not subject to discretionary withdrawal:	—	—	221,665	—	221,665
c. Total	$—	$6,598,526	$221,665	$52,851,857	$59,672,048

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	12/31/2019
	(1) Indexed	(2) Nonindexed Guarantee Less than/equal to 4%	(3) Nonindexed Guarantee more than 4%	(4) Nonguaranteed Separate Accounts	(5) Total
	(in thousands)
(1) Premiums, considerations or deposits for period ended 12/31/2018	$—	$5,320,981	($8,322)	$4,741,756	$10,054,415
(2) Reserves as of 12/31/2018 for accounts with assets at:
a. Market Value	—	5,959,463	—	45,464,652	51,424,115
b. Amortized Cost	—	—	236,803	418,155	654,958
c. Total Reserves	$—	$5,959,463	$236,803	$45,882,807	$52,079,073

(3) By withdrawal characteristics
a. Subject to discretionary withdrawal:	$—
1. With MV adjustment	—	—	—	418,155	418,155
2. At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At market value	—	4,830,166	—	45,464,653	50,294,819
4. At book value without MV adjustment and with current surrender charge of less than 5%	—	1,129,297	—	—	1,129,297
5. Subtotal	—	$5,959,463	$—	$45,882,808	$51,842,271
b. Not subject to discretionary withdrawal:	—	—	236,803	—	236,803
c. Total	$—	$5,959,463	$236,803	$45,882,808	$52,079,074

Transfers as reported in the Summary of Operations of the Separate Accounts Statement:

	2021	2020	2019

a. Transfers to Separate Accounts	$897,055	$650,164	$563,097
b. Transfers from Separate Accounts	826,043	629,103	533,864
c. Net transfers to or (From)Separate Accounts (a)–(b)	$71,012	$21,061	$29,233

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2021

(in thousands)
Investment Income Earned:
U.S. Government Bonds	$2,171
Other bonds (unaffiliated)	623,597
Bonds of affiliates	1,883
Preferred stocks (unaffiliated)	211
Preferred stocks affiliated	—
Common stocks (unaffiliated)	98
Common stocks of affiliates	—
Mortgages loans	187,675
Real estate	—
Premium notes, policy loans and liens	—
Cash, cash equivalents and short-term investments	2,466
Derivative Instruments	45,116
Other Invested Assets	938
Aggregate write-ins for investment income	(1,401)
Gross investment income	$862,754

Real Estate Owned - Book Value less Encumbrances	$—

Mortgage Loans - Book Value:
Agriculture mortgages	$18,144
Residential mortgages	—
Commercial mortgages	5,049,225
Total mortgage loans	$5,067,369

Mortgage Loans by Standing - Book Value:
Good standing	$5,067,369
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—
Total mortgage loans	$5,067,369

Other Long Term Assets - Statement Value	$—

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$—
Preferred Stocks	$—
Common Stocks	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2021

(in thousands)
Bonds, Short - Term Investments, and Cash Equivalents by NAIC Designation and Maturity:
By Maturity - Statement Value
Due within one year or less	$2,481,533
Over 1 year through 5 years	10,732,489
Over 5 years through 10 years	8,550,339
Over 10 years through 20 years	716,438
Over 20 years	422,124
Total by Maturity	$22,902,923
By NAIC Designation - Statement Value
NAIC 1	$14,428,922
NAIC 2	7,699,642
NAIC 3	583,129
NAIC 4	188,003
NAIC 5	3,207
NAIC 6	20
Total by NAIC Designation	$22,902,923
Total Publicly Traded	$17,656,006
Total Privately Placed	$5,246,917

Preferred Stocks - Statement Value	$—
Common Stocks - Market Value	$5,841
Short Term Investments - Book Value	$116,389
Options, Caps & Floors Owned - Statement Value.	$—
Options, Caps & Floors Written and In Force - Statement Value.	$—
Collar, Swap & Forward Agreements Open - Statement Value	$129,494
Futures Contracts Open - Current value	$—
Cash on Deposit	$87,413

Annuities:
Ordinary
Immediate - Amount of Income Payable	$—
Deferred - Fully Paid Account Balance	$—
Deferred - Not Fully Paid Account Balance	$—

Group
Amount of Income Payable	$118,892
Fully Paid Account Balance	$15,716
Not Fully Paid Account Balance	$—

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$25,985,307
Dividend Accumulations - Account Balance	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

                                     (in thousands)
Total admitted assets as reported in the Company’s Annual Statement:              $29,131,410
The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Investment Category	Book Value	Percentage of Total Admitted Assets
	($ in thousands)

Cash Equivalent - DRYDEN CORE FUND MM SER MMF	$432,590	1.5%
Long-term bonds - ISHARES COM	$325,582	1.1%
Long-term bonds - ING Bank N.V. Note	$245,000	0.8%
Long-term bonds -BAYERISCHE LANDESBANK NEW YORK	$222,306	0.8%
Long-term bonds -CITIGROUP COMMERCIAL MORTGAGE CMBS	$188,372	0.6%
Long-term bonds - NESTLE HLDGS INC. CORPORATE	$186,634	0.6%
Long-term bonds - APPLE INC CORPORATE	$172,316	0.6%
Long-term bonds - CHARLES SCHWAB CORP CORPORATE	$163,521	0.6%
Long-term bonds -SIEMENS FINANCIERINGSMAATSCHAP CORP FOREIGN	$162,176	0.6%
Long-term bonds -BENCHMARK MORTGAGE TRUST BMARK CMBS	$158,509	0.5%

Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
	($ in thousands)			($ in thousands)

NAIC-1	$14,428,922	49.5%	P/RP-1	$—	0.0%
NAIC-2	$7,699,642	26.4%	P/RP-2	$—	0.0%
NAIC-3	$583,129	2.0%	P/RP-3	$—	0.0%
NAIC-4	$188,003	0.6%	P/RP-4	$—	0.0%
NAIC-5	$3,207	0.0%	P/RP-5	$—	0.0%
NAIC-6	$20	0.0%	P/RP-6	$—	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$7,151,803	24.6%
Foreign-currency-denominated investments	$1,545,439	5.3%
Insurance liabilities denominated in that same foreign currency	$—	0.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

	Book Value	Percentage of Total Admitted Assets
	($ in thousands)

Aggregate foreign investment exposure categorized by NAIC sovereign designation:

Countries designated NAIC-1	$6,893,124	23.7%
Countries designated NAIC-2	$213,521	0.7%
Countries designated NAIC-3 or below	$45,158	0.2%

Two largest foreign investment exposure to a single country, categorized by NAIC sovereign designation:
Countries designated NAIC-1:
Country: United Kingdom	$1,132,202	3.9%
Country: Cayman Islands	$1,748,136	6.0%

Countries designated NAIC-2:
Country: Mexico	$43,095	0.1%
Country: India	$60,038	0.2%

Countries designated NAIC-3 or below:
Country: British Virgin Islands	$33,695	0.1%
Country: Morocco	$4,692	0.0%

Aggregate unhedged foreign currency exposure:	$101,570	0.3%

Aggregate unhedged foreign currency exposure categorized by
NAIC sovereign rating:
Countries rated NAIC-1	$101,570	0.3%
Countries rated NAIC-2	$—	0.0%
Countries rated NAIC-3 or below	$—	0.0%

Largest unhedged foreign currency exposure by country,
categorized by the Country's NAIC sovereign designation:

Countries rated NAIC-1:
Country : Netherlands	$58,598	0.2%
Country: Ireland	$42,972	0.1%

The ten largest non-sovereign (i.e., non-governmental) foreign issues:
NAIC-1- ING Bank N.V.	$245,000	0.8%
NAIC-1- BAYERISCHE LANDESBANK NEW YORK	$222,306	0.8%
NAIC-1- SIEMENS FINANCIERINGSMAATSCHAP	$162,176	0.6%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

NAIC-1- SUMITOMO MITSUI FIN GRP INC	$144,134	0.5%
NAIC-1- BNP PARIBAS SA	$143,984	0.5%
NAIC-1- Commonwealth Bank of Australia	$130,000	0.4%
NAIC-1- Natixis SA	$125,000	0.4%
NAIC-1- GREYWOLF CLO CLO	$105,801	0.4%
NAIC-1- CSL Finance PTY Ltd	$89,696	0.3%
NAIC-1- TRAL_21-7A	$76,750	0.3%

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

Commercial- DRA Advisors, Inc.	$241,332	0.8%
Commercial- Mapletree	$236,137	0.8%
Commercial- R.D. Merrill Company	$191,785	0.7%
Commercial- AXA Real Estate Investment Managers	$182,003	0.6%
Commercial- TRT Holdings, Inc.	$165,706	0.6%
Commercial- Global Logistic Properties	$153,733	0.5%
Commercial-The Blackstone Group	$149,060	0.5%
Commercial- Mapletree	$111,304	0.4%
Commercial- CBRE Global Investors	$109,685	0.4%
Commercial-The Blackstone Group	$106,492	0.4%

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date

	Residential		Commercial		Agricultural
Loan-to-Value	Book Value	Percentage	Book Value	Percentage	Book Value	Percentage
	($ in thousands)		($ in thousands)		($ in thousands)

Above 95%	$—	0.0%	$—	0.0%	$—	0.0%
91% to 95%	$—	0.0%	$1,402	0.0%	$—	0.0%
81% to 90%	$—	0.0%	$—	0.0%	$—	0.0%
71% to 80%	$—	0.0%	$1,293,267	4.4%	$—	0.0%
Below 70%	$—	0.0%	$3,754,556	12.9%	$18,144	0.1%

			Book Value	Percentage
			($ in thousands)

Construction loans			$—	0.0%
Mortgage loans over 90 days past due			$—	0.0%
Mortgage loans in the process of foreclosure			$—	0.0%
Mortgage loans foreclosed			$—	0.0%
Restructured mortgage loans			$—	0.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

The amounts and percentage of the Company’s total admitted assets subject to the following types of agreements:

			(UNAUDITED)
	At Year-end		At End of Each Quarter

	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in thousands)		($ in thousands)

Securities lending (do not include assets held as collateral for such transactions)	$6	0.0%	$4,143	$3,010	$2,794
Repurchase agreements	$—	0.0%	$—	$—	$—
Reverse repurchase agreements	$185,000	0.6%	$—	$—	$—
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company's total admitted assets for warrants not attached to the other financial instruments, opinions, caps, and floors:

	Owned		Written

	Book Value	Percentage	Book Value	Percentage
	($ in thousands)		($ in thousands)

Hedging	$—	0.0%	$—	0.0%
Income Generations	$—	0.0%	$—	0.0%
Other	$—	0.0%	$—	0.0%

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps and forwards:

			(UNAUDITED)
	At Year-end		At End of Each Quarter

	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in thousands)		($ in thousands)

Hedging	$73,437	0.3%	$76,354	$75,329	$78,694
Income Generation	$—	0.0%	$—	$—	$—
Replication	$225,000	0.8%	$—	$230,000	$110,000
Other	$—	0.0%	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

			(UNAUDITED)
	At Year-end		At End of Each Quarter

	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in thousands)		($ in thousands)

Hedging	$7,733	0.0%	$9,834	$9,840	$8,573
Income Generation	$—	0.0%	$—	$—	$—
Replication	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in thousands)		($ in thousands)
Long-Term Bonds:
U.S. governments	$212,574	0.7%	$212,574	0.7%
All other governments	$662,954	2.3%	$662,954	2.3%
U.S. states, territories, and possessions, etc. guaranteed	$21,467	0.1%	$21,467	0.1%
U.S. political subdivisions of states, territories, and possessions, guaranteed	$8,258	0.0%	$8,258	0.0%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	$789,813	2.7%	$789,813	2.7%
Industrial and miscellaneous	$20,779,266	72.0%	$20,779,266	72.0%
Hybrid securities	$23,334	0.1%	$23,334	0.1%
Parent, subsidiaries, and affiliates	$—	0.0%	$—	0.0%
SVO identified funds	$—	0.0%	$—	0.0%
Unaffiliated bank loans	$3,874	0.0%	$3,874	0.0%
Total long-term bonds	$22,501,540	77.9%	$22,501,540	77.9%

Preferred stocks:
Industrial and miscellaneous (unaffiliated)	$—	0.0%	$—	0.0%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
Total preferred stocks	$—	0.0%	$—	0.0%

Common stocks:
Industrial and miscellaneous publicly traded (unaffiliated)	$5,841	0.0%	$5,841	0.0%
Industrial and miscellaneous other (unaffiliated)	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates publicly traded	—	0.0%	—	0.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in thousands)		($ in thousands)

Parent, subsidiaries and affiliates Other	—	0.0%	—	0.0%
Mutual funds	—	0.0%	—	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%
Total common stocks	$5,841	0.0%	$5,841	0.0%

Mortgage loans:
Agricultural	$18,144	0.1%	$18,144	0.1%
residential properties	—	0.0%	—	0.0%
Commercial loans	5,049,225	17.5%	5,049,225	17.5%
Mezzanine real estate loans	—	0.0%	—	0.0%
Total mortgage loans	$5,067,369	17.6%	$5,067,369	17.6%

Real Estate Investments:
Property occupied by company	$—	0.0%	$—	0.0%
Property held for production of income	—	0.0%	—	0.0%
Property held for sale	—	0.0%	—	0.0%
Total real estate	$0	0.0%	$—	0.0%

Cash, cash equivalents and short-term investments:
Cash	$87,413	0.3%	$87,413	0.3%
Cash equivalents	717,585	2.5%	717,585	2.5%
Short-term investments	116,389	0.4%	116,389	0.4%
Total cash, cash equivalents and short-term investments	$921,387	3.2%	$921,387	3.2%

Policy Loans	$—	0.0%	$—	0.0%
Other invested assets	—	0.0%	—	0.0%
Derivatives	320,585	1.1%	320,585	1.1%
Receivables for securities	20,433	0.1%	20,433	0.1%
Write-in for invested assets	38,538	0.1%	38,538	0.1%
Total Invested Assets	$28,875,693	100.0%	$28,875,693	100.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2021

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes	No	X

2.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes	No	X

3.Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.Provisions that permit settlements to be made less frequently than quarterly;
c.Provisions that permit payments due from the reinsurer to not be made in cash within ninety days of the settlement date (unless there is no activity during the period); or
d.The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes	No	X

4.Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Assumption reinsurance – new for the reporting period (1)	Yes	No	X
Non-proportional reinsurance, which does not result in significant surplus relief	Yes	No	X

5.Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.Accounted for that contract as reinsurance under SAP and as a deposit under GAAP

Yes	No	N/A	X

b.Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes	No	N/A	X

(1)    This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

PART C
OTHER INFORMATION
ITEM 27. EXHIBITS

(a)
Resolution of the Board of Directors of Prudential Retirement Insurance and Annuity Company authorizing establishment of the PRIAC Variable Contract Account A. Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(b)	N/A
(c)
Distribution Agreement between Prudential Investment Management Services LLC (Underwriter) and Prudential Retirement Insurance and Annuity Company (Depositor). Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(d)
(1) Group Variable Annuity Contract. Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on August 10, 2021 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(2) Active Life Certificate. Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on August 10, 2021 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(3) Active Life Certificate Rider Incorporated by reference to Post-Effective Amendment No. 9 to N-4 Registration Statement No. 333-139334 filed via EDGAR on April 14, 2014 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(e)
Application for Group Variable Annuity Contract. Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on August 10, 2021 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(f)
(1) Articles of Incorporation of Prudential Retirement Insurance and Annuity Company, as amended March 31, 2004. Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(2) By-laws of Prudential Retirement Insurance and Annuity Company, as amended June 2006. Incorporated by reference to Post-Effective Amendment No. 4 to N-4 Registration Statement No. 333-139334 filed via EDGAR on April 27, 2010 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(g)	N/A
(h)
(1) Fund Participation and Information Sharing Agreement among Prudential Retirement Insurance and Annuity Company, Advanced Series Trust, AST Investment Services, Inc., and Prudential Investments LLC. Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(2) Amendment to Fund Participation and Information Sharing Agreement among Prudential Retirement Insurance and Annuity Company, Advanced Series Trust, AST Investment Services, Inc., and Prudential Investments LLC. Incorporated by reference to Post-Effective Amendment No. 7 to N-4 Registration Statement No. 333-139334 filed via EDGAR on April 15, 2013 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(3) Trust Agreement Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(i)	N/A
(j)	N/A
(k)	Consent and Opinion of Michele Drummey, Vice President and Corporate Counsel, as to the legality of the securities being registered. Filed herewith.
(l)	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. Filed herewith.
(m)	N/A
(n)	N/A
(o)	N/A
(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing. Filed herewith.
(q)	Power Corporation of Canada organizational chart as of April 1, 2022. Filed herewith.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
The directors and major officers of Prudential Retirement Insurance and Annuity Company are listed below:

Name and Principal Business Address	Position and Offices with Depositor

Andra Bolotin (1)	Director

Rich Linton (2)	Director & Chair

Jonathan Kreider (2)	Director & SVP

Mary Maiers (2)	Director & VP

Tina Wilson (1)	Director & SVP

Harry Dalessio (3)	Director & SVP

Christine Moritz (1)	President & CEO

Kara Roe (1)	Chief Financial Officer & Controller

Jack Brown (2)	Chief Investment Officer

Ken Schindler (2)	Chief Compliance Officer

Richard Schultz (2)	Chief Legal Officer & General Counsel

Zach Meier (1)	Legal Risk Officer

Vanessa Baker (1)	Treasurer & VP

Galin Mitchener (1)	Appointed Actuary

Ryan Logsdon (2)	Secretary

Steve Butzine (2)	AML Officer

Doug Peterson (2)	Entity CSO

Jeff Boschen (4)	VP

Doug McIntosh (3)	VP

Regina Mattie (1)	VP

Jen Nyhouse (1)	VP

Jacob Cannon (1)	Head of Commercial Mortgage Lending

Tad Anderson (1)	Head of Corporate Bond Investments

(1)    8515 E. Orchard Road, Greenwood Village, CO 80111
(2)    8525 E. Orchard Road, Greenwood Village, CO 80111
(3)    280 Trumbull Street, Hartford, CT 06103
(4)    11500 Outlook Street, Overland Park, KS 66211

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
Prudential Retirement Insurance and Annuity Company (“PRIAC”), a corporation organized under the laws of Connecticut, is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWLA”) , a stock life insurance company organized under the laws of Colorado. GWLA is an indirect subsidiary of Power Corporation of Canada .
PRIAC may be deemed to control the following separate account s which are registered as unit investment trusts under the Investment Company Act of 1940: PRIAC Variable Contract Account A, CIGNA Variable Annuity Separate Account I.

In addition, PRIAC and the Registrant may be deemed to be under common control with other entities that are direct or indirect subsidiaries of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is filed herewith as Exhibit (q) under Item 27.

ITEM 30. INDEMNIFICATION
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Connecticut, being the state of organization of PRIAC, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Connecticut law permitting indemnification can be found in Sections 33-770 to 33-779 of the Connecticut General Statutes Annotated. The text of PRIAC’s By-law, Article IX, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit f(2).
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS
(a)    Prudential Investment Management Services LLC (“PIMS”)
PIMS is distributor and principal underwriter for the PGIM family of funds.
PIMS is also distributor of the following other investment companies: Prudential’s Gibraltar Fund, Inc.; The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; The Prudential Variable Contract GI-2; The Prudential Discovery Premier Group Variable Contract Account; The Prudential Discovery Select Group Variable Contract Account; and PRIAC Variable Contract Account A.

(b)    Information concerning the officers and directors of PIMS is set forth below.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER

Adam Scaramella 213 Washington Street Newark, NJ 07102	President

Peter J. Boland 655 Broad Street Newark, NJ 07102	Senior Vice President and Chief Administrative Officer

John N. Christolini 280 Trumbull Street Hartford, CT 06103	Senior Vice President and Chief Compliance Officer

Francine B. Boucher 213 Washington Street Newark, NJ 07102	Senior Vice President, Secretary and Chief Legal Officer

Robert P. Smit	Senior Vice President, Chief Financial Officer, Controller and Assistant Treasurer

Peter Puzio 280 Trumbull Street Hartford, CT 06103	Senior Vice President

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER
Hansjerg P. Schlenker 655 Broad Street Newark, NJ 07102	Senior Vice President and Chief Operations Officer

Kevin Chaillet	Treasurer

Lenore J. Paoli 280 Trumbull Street Hartford, CT 06103	Senior Vice President and Chief Risk Officer

Kelly Florio	Vice President and Anti-Money Laundering Officer

Thomas W. Doughty	Vice President and Cybersecurity Officer

*    The address of each person named is 751 Broad Street, Newark, NJ 07102, unless otherwise noted above .
(c)    Commissions received by PIMS during the last fiscal year with respect to the Prudential Retirement Security Annuity IV issued through the registrant separate account. No commissions were received by PIMS during the last fiscal year with respect to the Prudential Retirement Security Annuity.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation

Prudential Investment Management Services LLC	$13,152	$-0-	$-0-	$-0-

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books and documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through PRIAC at the following addresses:
Prudential Retirement Insurance and Annuity Company
280 Trumbull Street
Hartford, CT 06103
The Prudential Insurance Company of America
and PGIM, Inc.
655 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America
and PGIM, Inc.
751 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America
and PGIM, Inc.
Gateway Buildings Two, Three and Four
100 Mulberry Street
Newark, NJ 07102
The Prudential Insurance Company of America
213 Washington Street
Newark, NJ 07102
The Prudential Insurance Company of America
c/o PGIM Investments
30 Scranton Office Park
Scranton, PA 18507
State Street Bank and Trust Company
801 Pennsylvania Avenue

Kansas City, MO 64105
ITEM 33. MANAGEMENT SERVICES
Summary of the substantive provisions of any management-related services contract not discussed in Part A or Part B of the Registration Statement—Not Applicable.

ITEM 34. FEE REPRESENTATION
Prudential Retirement Insurance and Annuity Company hereby represents that the fees and charges deducted under the C ontracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Retirement Insurance and Annuity Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this r egistration s tatement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut , on this 13 th day of April , 202 2 .

PRIAC VARIABLE CONTRACT ACCOUNT A (Registrant)
BY:	/s/ Douglas S. McIntosh
DOUGLAS S. MCINTOSH VICE PRESIDENT, PRODUCT DEVELOPMENT, PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
(Depositor)

BY:	/s/ Douglas S. McIntosh
DOUGLAS S. MCINTOSH VICE PRESIDENT, PRODUCT DEVELOPMENT, PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE AND TITLE
*
ANDRA S. BOLOTIN
DIRECTOR

JONATHAN KREIDER
DIRECTOR
*
MARY MAIERS
DIRECTOR
*
TINA M. WILSON
DIRECTOR
*
HARRY A. DALESSIO
DIRECTOR
*
KARA S. ROE
CHIEF FINANCIAL OFFICER AND CONTROLLER
*
CHRISTINE MORITZ
PRESIDENT AND CHIEF EXECUTIVE OFFICER

RICHARD H. LINTON, JR.
DIRECTOR

*BY:	/s/ Michele Drummey
MICHELE DRUMMEY
(ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit	Description

(k)	Consent and Opinion of Michele Drummey, Vice President and Corporate Counsel, as to the legality of the securities being registered.
(l)	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing.
(q)	Power Corporation of Canada organizational chart, as of April 1, 2022.